UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22468

                                         Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                             England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                         Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code:   011-44-20-3077-6000

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2019

Item 1. Reports to Stockholders.

ASHMORE FUNDS

ANNUAL FINANCIAL STATEMENTS

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on the Fund’s website (www.ashmoregroup.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 866-876-8294.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Trust if you invest directly with the Fund.

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ASHMORE FUNDS

Ashmore Investment Management (US) Corporation is the Distributor for Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectus. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance data quoted in this report represents past performance. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted in this report. For performance information current to the most recent month-end, please call (866) 876-8294.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT

For the period November 1, 2018 to October 31, 2019

Overview

The final months of 2018 were marked by an increasingly negative feedback loop between falling equity prices (and higher volatility) and a deteriorating outlook for global growth, which translated into lower commodity prices and sharply lower bond yields. Global equities fell sharply: the US S&P500 index had two of its worst months of the last decade and was down 14% over the fourth quarter. Emerging Markets (EM) stocks were more resilient with an 8% drop for MSCI EM over the period. Stocks responded to a more challenging global macroeconomic backdrop owing notably to weaker than expected activity data from China and from Europe. A 37% fall in oil prices (WTI) in Q4 illustrated the magnitude of the shift in growth expectations that had taken place, despite better than expected compliance with production restraint within OPEC and its partners and despite a rapid fall in supply from Venezuela and Iran. Lower oil prices were reflected in lower inflation and the impact was a massive rally in global government bonds in Q4: the US Treasury curve shifted 25-45 basis points (bps) lower across the curve, the bulk of it in December. The Fed delivered a 25 bps increase in Fed Funds rates at its December meeting, as expected, but Chairman Powell was soon forced to deliver a soothing message that the Fed would be ‘patient and flexible’ in the future. So the market went from two pricing hikes in 2019, to none at all – indeed forward rates soon priced in the possibility of a cut in Fed Funds rates in 2019.

The first quarter of 2019 delivered bumper returns to investors across all asset classes including equities, bonds, credit and commodities. The S&P 500 index was up 11.2%, its best quarter in a decade, and was matched dollar-for-dollar by European equities. EM equities were up 8.2%, helped notably by the Chinese index up 24% (Shanghai composite). Global bond yields fell across the board, reflecting weak economic data and a more dovish monetary policy stance. There is no question that the macro-economic data during the quarter was weak. Weak enough to trigger a policy response, which the market welcomed, but not quite so weak that it warranted a higher risk premium and lower valuations. Central banks responded to the weak data: the US Federal Open Market Committee (FOMC) left its policy rate unchanged but cut its growth projections, inflation and median policy rates. The US yield curve market went from forecasting a 2% probability of a rate cut by the end of the year to a 40% probability. The US ten-year yield fell below three-month rates for only the fifth time in forty years, leading to much speculation and debate about whether yield curve inversion is a robust advance signal of economic recession. The European Central Bank (ECB) also revised the Eurozone’s growth prospects down, offering dovish forward guidance on rates and launched a new long-term lending facility for European banks in a bid to encourage more credit to the corporate sector.

Although Q2 ended up being a relatively good quarter for financial markets returns, there was nothing straightforward about the factors that drove asset prices during the period. Low bond yields and low volatility initially supported equity and credit markets, but complacency turned into fear in May when the correlation between bond and equity prices went from positive to negative. It was only in June, notably after policy makers calmed investors with a dovish lullaby, that markets rebounded back on a strong bullish streak. The recovery in risk appetite was also supported by expectations that the US-China trade talks at the G20 summit in Osaka at the end of June would probably yield a satisfactory outcome. Hopes that the global economy would rebound after a sluggish 2018 were dashed throughout the quarter by disappointing numbers in both the hard data (industrial production, trade and investment) and soft data (confidence surveys). The US economy also showed signs of stalling. On the one hand, consumer spending was robust, buoyed by the strong labor market, and employment continued to expand at a healthy pace. On the other hand, capital spending by businesses was lackluster. Business sentiment was hit by uncertainty around trade and the global outlook. At the June meeting of the Federal Open Market Committee (FOMC), Fed Chairman Powell noted the mounting risks from protectionism. The Fed staff lowered its forecast for Fed Funds rates, signaling that US rates may have peaked in this cycle.

The third quarter of the year offered more of the familiar themes that characterized global economic and global markets indicators in previous quarters: more uncertainty about global trade flows, ongoing weakness in manufacturing data, and dovish policy makers. On the trade wars front, the main battle started on August 1st when the US confirmed the imposition of 10% tariffs on USD300billion (bn) of consumer goods imports from China, effective September 1st. China’s retaliation against USD75bn in US imports was countered by President Donald Trump with an increase in the US headline tariffs level to 15% from 10%, and threats that the current 25 percent tariff on USD250bn of Chinese goods, already in place, would increase to 30 percent starting October 1st. Tensions subsided in September when the October tariff increase was pushed out, but the damage from the tariffs was apparent in the economic data: in the US, manufacturing confidence and new orders surveys fell below the 2016 lows. US economic data suggested that the non-manufacturing sectors were holding up well, and consumer spending was buoyed by low inflation and record-low unemployment levels. However, declining confidence indicators, concerns about the external environment, and the worrying signs sent by the brief inversion of the US yield curve all prompted the Fed to reverse its rate hiking cycle and to deliver two rate cuts during the quarter.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +9.04% (net of fees) versus +12.56% for the composite 50% JP Morgan Emerging Markets Bond Index Global Diversified (“JP Morgan EMBI GD”), 25% JP Morgan Government Bond Index - Emerging Markets Global Diversified (“JP Morgan GBI-EM GD”), 25% JP Morgan Emerging Local Markets Index Plus (“JP Morgan ELMI+”). Local currency, external debt and corporate debt contributed to performance. Indonesia, Brazil, and Mexico were the main contributors to Fund performance. Venezuela, Argentina, and Jamaica were the main detractors from Fund performance.

Argentina was a detractor during the period. The downward move occurred following the PASO primary election in the middle of August, which shocked investors: while polls had been pointing to an even race between incumbent President Mauricio Macri and the Peronist challenger Alberto Fernandez, the actual result was a landslide victory for Fernandez. The market instantly priced a victory for Fernandez at the actual October 27 election and with it assumed a substantive change in policy towards international creditors (including the possibility of default). Towards August month end, the government announced a series of measures to improve its liquidity position, notably a re-profiling of local law bonds as well as a potential, voluntary re-profiling of its foreign law bonds. These measures were complemented by a series of targeted capital controls. The International Monetary Fund (IMF) appeared to agree with the actions of the administration, and the challenger to the Presidency, Alberto Fernandez, offered his tacit support.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +13.59% (net of fees) versus +15.59% for the JP Morgan GBI-EM GD. Allocations to the Indonesian Rupiah, Brazilian Real, and Mexican Peso were the main contributors to Fund performance. Allocations to the Argentine Peso, Czech Koruna, and Chinese Yuan (onshore) were the main detractors from Fund performance.

Argentina was a detractor during the period. The downward move occurred following the PASO primary election in the middle of August, which shocked investors: while polls had been pointing to an even race between incumbent President Mauricio Macri and the Peronist challenger Alberto Fernandez, the actual result was a landslide victory for Fernandez. The market instantly priced a victory for Fernandez at the actual October 27 election and with it assumed a substantive change in policy towards international creditors (including the possibility of default). Towards August month end, the government announced a series of measures to improve its liquidity position, notably a re-profiling of local law bonds as well as a potential, voluntary re-profiling of its foreign law bonds. These measures were complemented by a series of targeted capital controls. The International Monetary Fund (IMF) appeared to agree with the actions of the administration, and the challenger to the Presidency, Alberto Fernandez, offered his tacit support.

Ashmore Emerging Markets Corporate Income Fund

The Ashmore Emerging Markets Corporate Income Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +7.61% (net of fees) versus +12.20% for the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (“JP Morgan CEMBI BD”). Brazil, Turkey, and Ukraine were the main contributors to Fund performance. Jamaica, Venezuela, and Argentina were the main detractors from Fund performance.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

Venezuela was a detractor in the period. Venezuelan bond prices continue to be marked down on minimal trading volume as US sanctions continue to bite and the political situation remains extremely uncertain. Earlier hopes of a political transition to opposition leader Juan Guaido have been put on hold as the stalemate continues.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (“the Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of EM countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -1.01% (net of fees) versus +7.08% for the JP Morgan CEMBI BD 1-3 Year. China, Ecuador, and Brazil were the main contributors to Fund performance. Argentina, Venezuela, and Lebanon were the main detractors from Fund performance.

Argentina was a detractor during the period. The downward move occurred following the PASO primary election in the middle of August, which shocked investors: while polls had been pointing to an even race between incumbent President Mauricio Macri and the Peronist challenger Alberto Fernandez, the actual result was a landslide victory for Fernandez. The market instantly priced a victory for Fernandez at the actual October 27 election and with it assumed a substantive change in policy towards international creditors (including the possibility of default). Towards August month end, the government announced a series of measures to improve its liquidity position, notably a re-profiling of local law bonds as well as a potential, voluntary re-profiling of its foreign law bonds. These measures were complemented by a series of targeted capital controls. The International Monetary Fund (IMF) appeared to agree with the actions of the administration, and the challenger to the Presidency, Alberto Fernandez, offered his tacit support.

Ashmore Emerging Markets Active Equity Fund

The Ashmore Emerging Markets Active Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +11.05% (net of fees) versus +11.86% for the MSCI Emerging Markets Index. India, China, and Hong Kong were the main contributors to Fund performance. Saudi Arabia, United Arab Emirates, and Mexico were the main detractors from Fund performance.

In India, our timing when investing in Maruti Suzuki, a leading Indian automobile manufacturer and exporter with 51% of domestic market share, paid off. The company had derated meaningfully, triggered by disappointing domestic activity levels and tighter domestic liquidity conditions, both of which had weighed on sales volumes and margins. A pro-stimulus government policy stance, a well-diversified product portfolio and a vast dealership presence have helped the stock to stage a recovery.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (“the Fund”) seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of small-capitalization EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +10.52% (net of fees) versus +9.71% for the MSCI Emerging Markets Small Cap Index. Taiwan, China, and Brazil were the main contributors to Fund performance. India, Thailand, and Peru were the main detractors from Fund performance.

Our positioning in China and South Korea were the primary drivers of portfolio returns. In China, our holding in Li Ning, an athletic sportswear and shoe company, performed notably well. The company’s sales growth and profitability beat expectations which were reflected in Q1 results announced at the end of the period. The transformation of their ecommerce platform from a clearance to a flagship channel since 2015 has begun to pay off and helped build their brand with younger generations.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

In South Korea, Douzone Bizon was also a key contributor to portfolio returns. The company is a well-established enterprise software developer for small to medium size businesses. It has diversified revenue sources across groupware, information security, cloud hosting and e-finance. It is also well placed to launch new products aimed at larger corporates.

The dominant detractor to returns was our exposure in India. This was primarily driven by concerns over the domestic liquidity backdrop and subdued macro growth, both of which we expect to improve in the near term. These effects disproportionately weighed on sentiment towards smaller companies.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class returned +6.97% (net of fees). This compares to +10.64% for the MSCI Frontier Markets Index. The Fund does not seek to replicate the performance of its index given the index’s narrow and concentrated nature and the meaningful distortions triggered by index country reclassifications. Kuwait, Argentina, and Saudi Arabia were the main contributors to Fund performance. Nigeria, United Arab Emirates, and Georgia were the main detractors from Fund performance.

Our investment in Saudi Arabian health insurer Bupa Arabia for Cooperative Insurance Co performed well. The stock rebounded after lagging the Saudi market rally in 2018. The stock benefits from strong structural growth demand with a significant proportion of Saudis not currently insured and ongoing efforts by the government to privatize healthcare.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +22.05% (net of fees) versus +11.86% for the MSCI Emerging Markets Index. China, Brazil, and Taiwan were the main contributors to Fund performance. South Africa, United Arab Emirates, and Peru were the main detractors from Fund performance.

Our holding in Anta Sports, a mass-market Chinese sportswear company, continued to perform well on strong sales growth, improved brand recognition and its strong position in the underpenetrated domestic athleisure apparel market.

The most significant detractor to returns was Naspers. The South African technology company that owns a significant stake in Chinese gaming firm Tencent, performed poorly, in line with Tencent. There were little evident fundamental drivers for the weakness given that gaming profitability remains strong.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or the “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2019 or the inception date (if later), through October 31, 2019.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Total Return Fund

Average Annual Total Return For The Period Ended Oct 31, 2019	6 Months	1 Year	5 Year[1]	Since incpt[1]
Institutional Class[1]	1.37%	9.04%	3.53%	3.34%
Retail Class A (load-waived)[1]	1.36%	8.68%	3.29%	3.09%
Retail Class A (unadjusted)[1,2]	-2.70%	4.34%	2.45%	2.62%
Retail Class C (load-waived)[1]	0.97%	8.02%	2.51%	2.33%
Retail Class C (unadjusted)[1,2]	-0.01%	7.02%	2.51%	2.33%
50/25/25 Composite Benchmark[3]	5.34%	12.56%	3.03%	3.43%

Cumulative Returns Through Oct 31, 2019 (% of NAV)

1,400
1,300
1,200
1,100
1,000
900
Fund
Benchmark
Index[3]
$1,350,378
Institutional Class
$1,339,972
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18

Top 5 country exposures (% of NAV)	
Brazil	9.2%
Indonesia	6.8%
Mexico	6.4%
Russia	5.7%
South Africa	5.3%

Share class information

All sources are Ashmore unless otherwise indicated.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2019)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2019)	$1,013.70	$1,013.60	$1,009.70	$1,020.06	$1,018.80	$1,015.02
Expense Ratio (Gross / Net)	1.11% / 1.02%	1.36% / 1.27%	2.11% / 2.02%	1.11% / 1.02%	1.36% / 1.27%	2.11% / 2.02%
Expenses Paid*	$5.18	$6.45	$10.23	$5.19	$6.46	$10.26

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Total Return Fund Ashmore Emerging Markets Total Return Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2019 Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448204059 CUSIP: 044820405 BLOOMBERG: EMKIX US TICKER: EMKIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208357 CUSIP: 044820835 BLOOMBERG: EMKAX US TICKER: EMKAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208274 CUSIP: 044820827 BLOOMBERG: EMKCX US TICKER: EMKCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3.The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2019 through October 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Local Currency Bond Fund

Average Annual Total Return For The Period Ended Oct 31, 2019	6 Months	1 Year	5 Year[1]	Since incpt[1]
Institutional Class[1]	6.40%	13.59%	0.60%	0.92%
Retail Class A (load-waived)[1]	6.15%	13.24%	0.33%	0.67%
Retail Class A (unadjusted)[1,2]	1.90%	8.71%	-0.48%	0.21%
Retail Class C (load-waived)[1]	5.98%	12.54%	-0.39%	-0.08%
Retail Class C (unadjusted)[1,2]	4.98%	11.54%	-0.38%	-0.08%
JP Morgan GBI-EM GD[3]	8.02%	15.59%	0.82%	1.32%

Cumulative Returns Through Oct 31, 2019 (% of NAV)

1,300
1,200
1,100
1,000
900
800
Fund
Benchmark
Index[3]
$1,123,403
Institutional Class
$1,084,756
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18

Top 5 country exposures (% of NAV)	
Brazil	15.0%
Indonesia	12.9%
South Africa	10.2%
Russia	10.2%
Mexico	10.0%

Share class information

All sources are Ashmore unless otherwise indicated.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2019)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2019)	$1,064.00	$1,061.50	$1,059.80	$1,020.37	$1,019.06	$1,015.27
Expense Ratio (Gross / Net)	1.28% / 0.97%	1.55% / 1.22%	2.29% / 1.97%	1.28% / 0.97%	1.55% / 1.22%	2.29% / 1.97%
Expenses Paid*	$4.99	$6.34	$10.23	$4.89	$6.21	$10.01

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Total Return Fund Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2019 Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448202079 CUSIP: 044820207 BLOOMBERG: ELBIX US TICKER: ELBIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208761 CUSIP: 044820876 BLOOMBERG: ELBAX US TICKER: ELBAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208688 CUSIP: 044820868 BLOOMBERG: ELBCX US TICKER: ELBCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2019 through October 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Corporate Income Fund*

Average Annual Total Return For The Period Ended Oct 31, 2019	6 Months	1 Year	5 Year[1]	Since incpt[1]
Institutional Class[1]	3.85%	7.61%	5.59%	5.43%
Retail Class A (load-waived)[1]	3.74%	7.37%	5.35%	5.16%
Retail Class A (unadjusted)[1,2]	-0.41%	3.09%	4.50%	4.68%
Retail Class C (load-waived)[1]	3.35%	6.58%	4.55%	4.38%
Retail Class C (unadjusted)[1,2]	2.35%	5.58%	4.55%	4.38%
JP Morgan CEMBI BD[3]	5.29%	12.20%	5.19%	5.56%

Cumulative Returns Through Oct 31, 2019 (% of NAV)

1,700
1,500
1,300
1,100
900
Fund
Benchmark
Index[3]
$1,618,644
Institutional Class
$1,601,129
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18

Top 5 country exposures (% of NAV)	
Brazil	18.0%
China	13.0%
Turkey	6.3%
Mexico	5.5%
United Arab Emirates	5.1%

Share class information

All sources are Ashmore unless otherwise indicated.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2019)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2019)	$1,038.50	$1,037.40	$1,033.50	$1,019.31	$1,018.05	$1,014.27
Expense Ratio (Gross / Net)	1.26% / 1.17%	1.51% / 1.42%	2.26% / 2.17%	1.26% / 1.17%	1.51% / 1.42%	2.26% / 2.17%
Expenses Paid*	$6.01	$7.29	$11.12	$5.96	$7.22	$11.02

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Local Currency Bond Fund Ashmore Emerging Markets Corporate Income Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer. *Effective January 1, 2019 the Fund’s name changed from Ashmore Emerging Markets Corporate Debt Fund to Ashmore Emerging Markets Corporate Income Fund. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2019. Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US044825049 CUSIP: 044820504 BLOOMBERG: EMCIX US TICKER: EMCIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448206039 CUSIP: 044820603 BLOOMBERG: ECDAX US TICKER: ECDAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448207029 CUSIP: 044820702 BLOOMBERG: ECDCX US TICKER: ECDCX All sources are Ashmore unless otherwise indicated The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2019 through October 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Short Duration Fund

Average Annual Total Return For The Period Ended Oct 31, 2019	6 Months	1 Year	5 Year[1]	Since incpt[1]
Institutional Class[1]	-5.23%	-1.01%	6.67%	6.16%
Retail Class A (load-waived)[1]	-5.29%	-1.22%	6.40%	5.92%
Retail Class A (unadjusted)[1,2]	-9.08%	-5.16%	5.54%	5.11%
Retail Class C (load-waived)[1]	-5.67%	-1.94%	5.58%	5.10%
Retail Class C (unadjusted)[1,2]	-6.58%	-2.86%	5.58%	5.10%
JP Morgan CEMBI BD 1-3 Year[3]	3.06%	7.08%	3.90%	3.67%

Cumulative Returns Through Oct 31, 2019 (% of NAV)

1,700
1,500
1,300
1,100
900
Fund
Benchmark
Institutional Class
$1,377,575
Index[3]
$1,212,708
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19

Top 5 country exposures (% of NAV)	
China	20.9%
Ecuador	15.5%
Argentina	12.0%
Lebanon	9.7%
Brazil	8.6%

Share class information

All sources are Ashmore unless otherwise indicated.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2019)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2019)	$947.70	$947.10	$943.30	$1,021.83	$1,020.57	$1,016.79
Expense Ratio (Gross / Net)	0.75% / 0.67%	1.00% / 0.92%	1.75% / 1.67%	0.75% / 0.67%	1.00% / 0.92%	1.75% / 1.67%
Expenses Paid*	$3.29	$4.52	$8.18	$3.41	$4.69	$8.49

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Corporate Income Fund* Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2019. Share class information INSTITUTIONAL CLASS Launch date: June 24, 2014 Minimum initial investment: $1,000,000 ISIN: US0448206948 CUSIP: 044820694 BLOOMBERG: ESFIX US TICKER: ESFIX RETAIL CLASS A Launch date: September 23, 2014 Minimum initial investment: $1,000 ISIN: US0448207284 CUSIP: 044820728 BLOOMBERG: ESFAX US TICKER: ESFAX RETAIL CLASS C Launch date: June 13, 2017 Minimum initial investment: $1,000 ISIN: US0448207102 CUSIP: 044820710 BLOOMBERG: ESFCX US TICKER: ESFCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A (09/23/2014) and Class C (6/13/2017) shares, performance information shown is based on the performance of the Fund’s Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified 1-3 Year. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2019 through October 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Active Equity Fund

Average Annual Total Return For The Period Ended Oct 31, 2019	6 Months	1 Year	Since incpt
Institutional Class	-2.09%	11.05%	9.19%
Retail Class A (load-waived)	-2.24%	10.73%	8.95%
Retail Class A (unadjusted)[1]	-7.38%	4.92%	7.00%
Retail Class C (load-waived)	-2.58%	9.88%	8.13%
Retail Class C (unadjusted)[1]	-3.55%	8.89%	8.13%
MSCI EM NET[2]	-1.67%	11.86%	7.46%

Cumulative Returns Through Oct 31, 2019 (% of NAV)

Fund
Benchmark
Institutional Class
$1,301,338
Index[2]
$1,240,734
1,500
1,400
1,300
1,200
1,100
1,000
900
Nov-16
Feb-17
May-17
Aug-17
Nov-17
Feb-18
May-18
Aug-18
Nov-18
Feb-19
May-19
Aug-19

Top 5 country exposures (% of NAV)	
China	26.0%
South Korea	14.7%
Brazil	12.4%
India	9.7%
Taiwan	6.8%

Share class information

All sources are Ashmore unless otherwise indicated.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2019)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2019)	$979.10	$977.60	$974.20	$1,020.06	$1,018.80	$1,015.02
Expense Ratio (Gross / Net)	1.72% / 1.02%	1.96% / 1.27%	2.71% / 2.02%	1.72% / 1.02%	1.96% / 1.27%	2.71% / 2.02%
Expenses Paid*	$5.09	$6.33	$10.05	$5.19	$6.46	$10.26

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Short Duration Fund Ashmore Emerging Markets Active Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of emerging market issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. ource: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2019. Share class information INSTITUTIONAL CLASS Launch date: November 1, 2016 Minimum initial investment: $1,000,000 ISIN: US0448205957 CUSIP: 044820595 BLOOMBERG: EMQIX US TICKER: EMQIX RETAIL CLASS A Launch date: November 1, 2016 Minimum initial investment: $1,000 ISIN: US0448206294 CUSIP: 044820629 BLOOMBERG: EMQAX US TICKER: EMQAX RETAIL CLASS C Launch date: November 1, 2016 Minimum initial investment: $1,000 ISIN: US0448206112 CUSIP: 044820611 BLOOMBERG: EMQCX US TICKER: EMQCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2019 through October 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Small-Cap Equity Fund

Average Annual Total Return For The Period Ended Oct 31, 2019	6 Months	1 Year	5 Year[1]	Since incpt[1]
Institutional Class[1]	-2.84%	10.52%	1.53%	4.43%
Retail Class A (load-waived)[1]	-2.92%	10.27%	1.24%	4.13%
Retail Class A (unadjusted)[1,2]	-8.02%	4.48%	0.15%	3.43%
Retail Class C (load-waived)[1]	-3.25%	9.50%	0.46%	3.35%
Retail Class C (unadjusted)[1,2]	-4.22%	8.50%	0.46%	3.35%
MSCI EM Small Cap NET[3]	-2.09%	9.71%	0.98%	4.25%

Cumulative Returns Through Oct 31, 2019 (% of NAV)

2,000
1,800
1,600
1,400
1,200
1,000
Fund
Benchmark
Institutional Class
$1,419,433
Index[3]
$1,399,443
Oct-11
Oct-12
Oct-13
Oct-14
Oct-15
Oct-16
Oct-17
Oct-18
Oct-19

Top 5 country exposures (% of NAV)	
India	22.8%
South Korea	19.0%
Taiwan	15.9%
China	12.0%
Brazil	9.7%

Share class information

All sources are Ashmore unless otherwise indicated.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2019)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2019)	$971.60	$970.80	$967.50	$1,017.54	$1,016.28	$1,012.50
Expense Ratio (Gross / Net)	2.05% / 1.52%	2.30% / 1.77%	3.05% / 2.52%	2.05% / 1.52%	2.30% / 1.77%	3.05% / 2.52%
Expenses Paid*	$7.55	$8.79	$12.50	$7.73	$9.00	$12.78

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Active Equity Fund Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Emerging Market small-capitalization issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2019. Share class information INSTITUTIONAL CLASS Launch date: October 4, 2011 Minimum initial investment: $1,000,000 ISIN: US0448201162 CUSIP: 044820116 BLOOMBERG: ESCIX US TICKER: ESCIX RETAIL CLASS A Launch date: February 1, 2012 Minimum initial investment: $1,000 ISIN: US0448207938 CUSIP: 044820793 BLOOMBERG: ESSAX US TICKER: ESSAX RETAIL CLASS C Launch date: August 24, 2012 Minimum initial investment: $1,000 ISIN: US0448207854 CUSIP: 044820785 BLOOMBERG: ESSCX US TICKER: ESSCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2019 through October 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

UNAUDITED
FUND SUMMARY

Ashmore

Ashmore Emerging Markets Frontier Equity Fund

Average Annual Total Return For The Period Ended Oct 31, 2019	6 Months	1 Year	5 Year[1]	Since incpt[1]
Institutional Class[1]	-0.55%	6.97%	0.84%	3.03%
Retail Class A (load-waived)[1]	-0.56%	6.58%	0.51%	2.69%
Retail Class A (unadjusted)[1,2]	-5.78%	0.99%	-0.57%	1.77%
Retail Class C (load-waived)[1]	-1.02%	5.87%	-0.33%	1.85%
Retail Class C (unadjusted)[1,2]	-2.00%	4.87%	-0.33%	1.85%
MSCI Frontier Markets NET[3]	4.20%	10.64%	-0.22%	3.08%

Cumulative Returns Through Oct 31, 2019 (% of NAV)

1,600
1,400
1,200
1,000
800
Fund
Benchmark
Index[3]
$1,198,906
Institutional Class
$1,196,017
Nov-13
Nov-14
Nov-15
Nov-16
Nov-17
Nov-18

Top 5 country exposures (% of NAV)	
Kuwait	23.2%
Vietnam	14.8%
Egypt	8.5%
Kenya	5.8%
Peru	5.2%

Share class information

All sources are Ashmore unless otherwise indicated.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2019)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2019)	$994.50	$994.40	$989.80	$1,017.54	$1,016.28	$1,012.50
Expense Ratio (Gross / Net)	1.88% / 1.52%	2.12% / 1.77%	2.88% / 2.52%	1.88% / 1.52%	2.12% / 1.77%	2.88% / 2.52%
Expenses Paid*	$7.64	$8.90	$12.64	$7.73	$9.00	$12.78

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Small-Cap Equity Fund Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Share class information INSTITUTIONAL CLASS Launch date: November 5, 2013 Minimum initial investment: $1,000,000 ISIN: US0448207367 CUSIP: 044820736 BLOOMBERG: EFEIX US TICKER: EFEIX RETAIL CLASS A Launch date: May 7, 2014 Minimum initial investment: $1,000 ISIN: US0448207516 CUSIP: 044820751 BLOOMBERG: EFEAX US TICKER: EFEAX RETAIL CLASS C Launch date: May 7, 2014 Minimum initial investment: $1,000 ISIN: US0448207441 CUSIP: 044820744 BLOOMBERG: EFECX US TICKER: EFECX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2019 through October 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Equity Fund

Average Annual Total Return For The Period Ended Oct 31, 2019	6 Months	1 Year[1]	5 Year[1]	Since incpt[1]
Institutional Class[1]	2.58%	22.05%	5.69%	2.35%
Retail Class A (load-waived)[1]	2.44%	21.66%	5.41%	2.05%
Retail Class A (unadjusted)[1,2]	-2.94%	15.28%	4.27%	1.40%
Retail Class C (load-waived)[1]	2.09%	20.89%	4.56%	1.29%
Retail Class C (unadjusted)[1,2]	1.09%	19.89%	4.56%	1.29%
MSCI EM NET[3]	-1.67%	11.86%	2.93%	1.65%

Cumulative Returns Through Oct 31, 2019 (% of NAV)

1,400
1,200
1,000
800
600
Fund
Benchmark
Institutional Class
$1,214,114
Index3
$1,146,240
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Jun-18
Jun-19

Top 5 country exposures (% of NAV)	
China	25.4%
Brazil	13.4%
India	13.2%
Taiwan	10.8%
South Korea	10.4%

Share class information

All sources are Ashmore unless otherwise indicated.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2019)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2019)	$1,025.80	$1,024.40	$1,020.90	$1,019.31	$1,018.05	$1,014.47
Expense Ratio (Gross / Net)	1.66% / 1.17%	1.91% / 1.42%	2.66% / 2.17%	1.66% / 1.17%	1.91% / 1.42%	2.66% / 2.17%
Expenses Paid*	$5.97	$7.25	$10.85	$5.96	$7.22	$10.82

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Frontier Equity Fund Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer. Please refer to page 5 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G-7 countries and certain hedge related transactions. Data as of Oct 31, 2019. Share class information INSTITUTIONAL CLASS Launch date: June 22, 2011 Minimum initial investment: $1,000,000 ISIN: US0448208191 CUSIP: 044820819 BLOOMBERG: EMFIX US TICKER: EMFIX RETAIL CLASS A Launch date: February 27, 2012 Minimum initial investment: $1,000 ISIN: US0448207771 CUSIP: 044820777 BLOOMBERG: EMEAX US TICKER: EMEAX RETAIL CLASS C Launch date: March 7, 2017 Minimum initial investment: $1,000 ISIN: US0448207698 CUSIP: 044820769 BLOOMBERG: EMECX US TICKER: EMECX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/27/2012) and Class C shares (03/07/2017), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 6 herein for an explanation of the Expense Example information presented below. *Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2019 through October 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

KPMG LLP Aon Center Suite 5500 200 E. Randolph Street Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Ashmore Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, and Ashmore Emerging Markets Equity Fund (collectively, the Ashmore Funds), including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Ashmore Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Ashmore Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Ashmore Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ashmore Funds investment companies since 2010.

Chicago, Illinois

December 20, 2019

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2019

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Income Fund
ASSETS:
Investments in securities, at value	$1,515,990,080	$39,493,668	$435,872,717
Deposit held at broker	1,829,979	270,179	—
Cash	55,742,959	4,072,600	24,981,498
Foreign currency, at value	712,996	254,253	70
Unrealized appreciation on forward foreign currency exchange contracts	4,328,024	566,101	—
Variation margin receivable on centrally cleared swap contracts	1,960	399	—
Unrealized appreciation on interest rate swap contracts	—	16,068	—
Due from broker	125,077	27,637	—
Receivable for securities and currencies sold	2,250,040	433,404	5,240,488
Receivable for fund shares sold	737,842	—	486,168
Receivable from Investment Manager	145,707	22,928	20,553
Interest and dividends receivable	21,158,698	682,323	6,320,528
Other assets	10,231	8,931	10,038
Total Assets	1,603,033,593	45,848,491	472,932,060
LIABILITIES:
Due to custodian	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	3,193,581	284,299	—
Variation margin payable on centrally cleared swap contracts	41,992	688	—
Payable for securities and currencies purchased	47,984,192	782,402	3,663,252
Payable for fund shares redeemed	686,843	108,782	111,650
Distributions payable	1,495,349	—	580,955
Due to broker	3,237,614	53,994	—
Investment Manager fee payable	1,305,732	36,350	451,534
Trustees’ fees payable	34,292	1,779	9,821
Deferred foreign capital gains taxes payable	—	—	—
Other liabilities	244,177	47,020	107,067
Total Liabilities	58,223,772	1,315,314	4,924,279
Net Assets	$1,544,809,821	$44,533,177	$468,007,781
NET ASSETS:
Paid in capital	$1,654,321,357	$46,826,784	$522,615,218
Distributable earnings/(Accumulated loss)	(109,511,536)	(2,293,607)	(54,607,437)
Net Assets	$1,544,809,821	$44,533,177	$468,007,781

Net Assets:
Class A	$11,107,730	$1,932,642	$13,382,989
Class C	5,506,437	55,294	10,744,948
Institutional Class	1,528,195,654	42,545,241	443,879,844

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	1,472,861	262,928	1,689,962
Class C	731,684	7,610	1,358,407
Institutional Class	199,701,987	5,557,274	53,797,038

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$7.54	$7.35	$7.92
Class C	7.53	7.27	7.91
Institutional Class	7.65	7.66	8.25

Cost of Investments in securities	$1,568,082,127	$40,402,762	$451,993,792
Cost of foreign currency held	$764,771	$261,071	$70

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund

$1,250,792,832	$20,397,818	$27,674,842	$87,614,614	$35,248,000
—	—	—	—	—
78,617,578	917,486	84,366	1,889,980	414,955
26,318	2,611	10,513	206,938	—
—	534	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
1,491,805	1	25,516	88,853	149,113
1,817,425	1,979	2,170	2,494	18,349
121,677	18,076	16,760	7,169	16,852
19,773,832	16,603	43,396	33,896	18,647
7,061	10,002	6,831	18,927	6,581
1,352,648,528	21,365,110	27,864,394	89,862,871	35,872,497

—	—	—	—	4,471
—	5,210	—	—	—
—	—	—	—	—
36,666,838	565,981	—	1,293,920	144,667
4,040,933	284	2,200	2,188	5,513
2,318,835	—	—	—	—
—	—	—	65,611	—
744,177	16,842	34,521	112,332	33,901
20,934	467	794	2,207	794
—	28,489	—	538	—
252,504	23,935	31,922	49,730	30,302
44,044,221	641,208	69,437	1,526,526	219,648
$1,308,604,307	$20,723,902	$27,794,957	$88,336,345	$35,652,849

$1,445,705,031	$20,683,272	$33,240,424	$94,545,958	$35,287,494
(137,100,724)	40,630	(5,445,467)	(6,209,613)	365,355
$1,308,604,307	$20,723,902	$27,794,957	$88,336,345	$35,652,849

$110,770,818	$209,263	$1,355,759	$6,984,890	$641,093
2,341,649	12,327	143,580	304,871	1,246
1,195,491,840	20,502,312	26,295,618	81,046,584	35,010,510

12,310,673	20,004	153,357	870,845	57,347
270,379	1,194	15,568	39,071	117
135,317,989	1,949,841	2,308,081	8,691,547	3,239,846

$9.00	$10.46	$8.84	$8.02	$11.18
8.66	10.32	9.22	7.80	10.64
8.83	10.51	11.39	9.32	10.81

$1,386,321,646	$19,793,466	$28,914,274	$88,436,015	$32,151,017
$25,325	$2,522	$10,512	$206,934	$—

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2019

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Income Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$94,753,791	$ 4,455,298	$ 29,747,911
Payment-in-kind interest	—	—	3,639,996
Dividends, net of foreign tax withholdings*	—	—	—
Total Income	94,753,791	4,455,298	33,387,907
EXPENSES:
Investment Manager fees	14,545,866	642,050	4,848,487
Administration fees	290,893	13,516	84,315
Custody fees	521,621	69,707	100,853
Professional fees	282,426	40,254	105,610
Trustees’ fees	131,346	6,779	37,875
Offering expenses and registration fees	182,782	55,359	85,177
Insurance fees	41,334	2,174	11,004
Printing fees	74,012	21,724	39,634
Distribution and servicing fees - Class A	25,482	6,754	29,388
Distribution and servicing fees - Class C	53,096	578	100,488
Regulatory fees	20,242	9,413	13,858
Other	10,760	2,876	4,022
Total Expenses	16,179,860	871,184	5,460,711
Less expenses reimbursed by the Investment Manager	(1,264,520)	(209,246)	(398,019)
Net Expenses	14,915,340	661,938	5,062,692
Net Investment Income	79,838,451	3,793,360	28,325,215
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	(13,373,547)	(3,386,187)	(2,942,408)
Forward foreign currency exchange contracts	1,694,550	(692,185)	119,466
Interest rate swap contracts	808,163	127,095	—
Foreign exchange transactions	806,140	(114,696)	799
Net Realized Gain (Loss)	(10,064,694)	(4,065,973)	(2,822,143)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $28,391, $-, $539, and $-, respectively)	51,510,624	6,770,211	6,093,518
Forward foreign currency exchange contracts	(1,190,720)	441,670	(56,998)
Investments in fully funded total return swaps	1,390,933	589,803	—
Interest rate swap contracts	(610,388)	214,535	—
Foreign exchange translations	16,800	14,846	6,083
Change in Net Unrealized Appreciation (Depreciation)	51,117,249	8,031,065	6,042,603
Net Realized and Unrealized Gains (Losses)	41,052,555	3,965,092	3,220,460
Net Increase (Decrease) in Net Assets Resulting from Operations	$120,891,006	$ 7,758,452	$ 31,545,675
* Foreign Tax Withholdings	$1,313,083	$ 174,082	$ 18,570

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund

$92,962,778	$16,250	$862	$19,078	$4,769
—	—	—	—	—
—	376,789	504,850	2,868,324	557,892
92,962,778	393,039	505,712	2,887,402	562,661

7,762,262	190,947	454,282	1,309,187	367,705
238,819	3,818	6,057	17,454	6,394
272,438	22,770	38,049	185,318	33,569
200,245	16,918	25,186	34,802	21,870
91,629	1,803	3,153	8,479	2,999
303,281	55,098	57,054	41,872	55,633
17,798	559	1,159	2,870	920
96,302	21,544	21,846	25,524	22,590
293,141	528	3,387	15,787	1,299
26,341	120	1,543	3,476	11
19,370	8,272	7,441	7,813	7,472
12,293	6,635	7,616	8,175	12,706
9,333,919	329,012	626,773	1,660,757	533,168
(1,013,327)	(133,595)	(161,504)	(314,851)	(157,757)
8,320,592	195,417	465,269	1,345,906	375,411
84,642,186	197,622	40,443	1,541,496	187,250

(2,309,661)	(362,694)	(3,387,861)	729,355	(1,270,927)
33,037	(9,018)	—	(8,506)	(45)
—	—	—	—	—
(7,843)	(9,763)	(4,591)	(141,733)	(11,159)
(2,284,467)	(381,475)	(3,392,452)	579,116	(1,282,131)

(120,385,916)	2,115,622	6,918,860	3,356,375	7,115,146
—	(8,917)	—	—	—
—	—	—	—	—
—	—	—	—	—
2,425	2,228	(3,226)	471	(702)
(120,383,491)	2,108,933	6,915,634	3,356,846	7,114,444
(122,667,958)	1,727,458	3,523,182	3,935,962	5,832,313
$(38,025,772)	$1,925,080	$3,563,625	$5,477,458	$6,019,563
$—	$47,277	$57,745	$150,402	$56,391

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31,

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Corporate Income Fund
	2019	2018	2019	2018	2019	2018
OPERATIONS:
Net investment income (loss)	$79,838,451	$64,910,371	$3,793,360	$3,761,589	$28,325,215	$22,529,032
Net realized gain (loss)	(10,064,694)	(47,532,467)	(4,065,973)	(3,733,372)	(2,822,143)	(3,405,989)
Net change in unrealized appreciation (depreciation)	51,117,249	(99,274,070)	8,031,065	(5,302,198)	6,042,603	(27,756,322)
Net Increase (Decrease) in Net Assets Resulting from Operations	120,891,006	(81,896,166)	7,758,452	(5,273,981)	31,545,675	(8,633,279)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(416,984)	(635,538)	—	(14,591)	(764,139)	(624,678)
Class C	(186,063)	(137,585)	—	(1,436)	(578,625)	(486,143)
Institutional Class	(61,911,176)	(42,270,613)	—	(803,570)	(27,024,138)	(20,147,242)

Total Distributions to Shareholders	(62,514,223)	(43,043,736)	—	(819,597)	(28,366,902)	(21,258,063)
TAX RETURN OF CAPITAL DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(117,667)	(353,284)	(14,685)	(15,852)	—	—
Class C	(52,499)	(95,003)	(81)	(914)	—	—
Institutional Class	(17,060,547)	(33,281,020)	(471,758)	(876,502)	—	—

Total Tax Return of Capital Distributions to Shareholders	(17,230,713)	(33,729,307)	(486,524)	(893,268)	—	—
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	2,497,025	(7,766,049)	432,898	511,457	4,700,433	(2,510,631)
Net increase (decrease) in net assets resulting from Class C share transactions	1,094,917	958,535	(29,036)	(9,681)	1,877,655	56,412
Net increase (decrease) in net assets resulting from Institutional Class share transactions	173,786,229	358,704,314	(27,487,997)	(14,929,454)	121,430,883	9,207,893

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	177,378,171	351,896,800	(27,084,135)	(14,427,678)	128,008,971	6,753,674
Total Increase (Decrease) in Net Assets	218,524,241	193,227,591	(19,812,207)	(21,414,524)	131,187,744	(23,137,668)
NET ASSETS:
Net Assets at the Beginning of year	1,326,285,580	1,133,057,989	64,345,384	85,759,908	336,820,037	359,957,705
Net Assets at the End of year	$1,544,809,821	$1,326,285,580	$44,533,177	$64,345,384	$468,007,781	$336,820,037

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Active Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund		Ashmore Emerging Markets Frontier Equity Fund
2019	2018	2019	2018	2019	2018	2019	2018

$84,642,186	$23,098,150	$197,622	$218,352	$40,443	$153,433	$1,541,496	$1,100,575
(2,284,467)	609,067	(381,475)	1,424,305	(3,392,452)	1,690,842	579,116	(5,852,050)

(120,383,491)	(20,789,778)	2,108,933	(3,224,008)	6,915,634	(11,104,888)	3,356,846	(11,182,667)

(38,025,772)	2,917,439	1,925,080	(1,581,351)	3,563,625	(9,260,613)	5,477,458	(15,934,142)

(8,284,202)	(2,244,061)	(21,413)	(3,550)	(298)	(14,399)	(127,832)	(701,887)
(166,264)	(62,434)	(1,074)	(1,160)	—	(3,604)	(4,994)	(43,893)
(78,738,421)	(22,232,148)	(1,732,228)	(1,749,848)	(27,129)	(518,621)	(1,394,737)	(6,338,275)

(87,188,887)	(24,538,643)	(1,754,715)	(1,754,558)	(27,427)	(536,624)	(1,527,563)	(7,084,055)

—	—	(466)	—	(265)	(1,628)	—	(40,555)
—	—	(21)	—	—	(128)	—	(1,592)
—	—	(48,790)	—	(9,711)	(35,361)	—	(398,465)

—	—	(49,277)	—	(9,976)	(37,117)	—	(440,612)

39,331,061	74,725,009	(9,080)	234,009	(250,635)	1,035,060	(770,518)	2,119,049

578,876	1,879,245	966	970	(148,936)	88,860	(117,171)	79,841

615,030,356	535,350,229	2,939,947	2,715,965	(9,506,974)	3,368,937	(567,809)	17,607,820

654,940,293	611,954,483	2,931,833	2,950,944	(9,906,545)	4,492,857	(1,455,498)	19,806,710
529,725,634	590,333,279	3,052,921	(384,965)	(6,380,323)	(5,341,497)	2,494,397	(3,652,099)

778,878,673	188,545,394	17,670,981	18,055,946	34,175,280	39,516,777	85,841,948	89,494,047
$1,308,604,307	$778,878,673	$20,723,902	$17,670,981	$27,794,957	$34,175,280	$88,336,345	$85,841,948

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31,

	Ashmore Emerging Markets Equity Fund
	2019	2018
OPERATIONS:
Net investment income (loss)	$187,250	$213,460
Net realized gain (loss)	(1,282,131)	(464,643)
Net change in unrealized appreciation (depreciation)	7,114,444	(5,506,841)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,019,563	(5,758,024)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12,365)	(3,870)
Class C	(21)	(39)
Institutional Class	(760,397)	(341,038)

Total Distributions to Shareholders	(772,783)	(344,947)
TAX RETURN OF CAPITAL DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(228)
Class C	—	(1)
Institutional Class	—	(21,392)

Total Tax Return of Capital Distributions to Shareholders	—	(21,621)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	264,418	230,744
Net increase (decrease) in net assets resulting from Class C share transactions	19	(1,289)
Net increase (decrease) in net assets resulting from Institutional Class share transactions	5,675,604	22,119,402

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	5,940,041	22,348,857

Total Increase (Decrease) in Net Assets	11,186,821	16,224,265

NET ASSETS:

Net Assets at the Beginning of year	24,466,028	8,241,763

Net Assets at the End of year	$35,652,849	$24,466,028

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

			Class A

	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net asset value at beginning of year	$ 7.31	$ 8.22	$ 8.01	$ 7.49	$ 8.75

Income (loss) from investment operations:
Net investment income	0.40	0.36 [1]	0.56 [1]	0.58 [1]	0.48 [1]
Net realized and unrealized gain (loss)	0.24	(0.82)	0.15	0.49	(1.24)

Total from investment operations	0.64	(0.46)	0.71	1.07	(0.76)

Less distributions:

From net investment income	(0.33)	(0.16)	(0.50)	(0.33)	—
From net realized gain	—	(0.11)	—	—	—
Tax return of capital	(0.08)	(0.18)	—	(0.22)	(0.50)

Total distributions	(0.41)	(0.45)	(0.50)	(0.55)	(0.50)

Net asset value at end of year	$ 7.54	$ 7.31	$ 8.22	$ 8.01	$ 7.49

Total return[2]	8.68%	(5.65)%	9.12%	15.15%	(8.78)%

Portfolio turnover rate[3]	49%	66%	65%	91%	101%

Net assets, end of year (in thousands)	$11,108	$8,347	$18,231	$3,445	$2,951

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.36%	1.36%	1.37%	1.41%	1.37%
Total expenses after reimbursements	1.27%	1.27%	1.27%	1.27%	1.29%

Net investment income to average net assets:
Net investment income before reimbursements	5.16%	4.42%	6.81%	7.48%	5.91%
Net investment income after reimbursements	5.25%	4.51%	6.91%	7.62%	5.99%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class C
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net asset value at beginning of year	$ 7.29	$ 8.21	$ 8.00	$ 7.48	$ 8.74

Income (loss) from investment operations:
Net investment income	0.34	0.31 [1]	0.46 [1]	0.53 [1]	0.44 [1]
Net realized and unrealized gain (loss)	0.25	(0.83)	0.19	0.49	(1.26)

Total from investment operations	0.59	(0.52)	0.65	1.02	(0.82)

Less distributions:

From net investment income	(0.28)	(0.14)	(0.44)	(0.30)	—
From net realized gain	—	(0.11)	—	—	—
Tax return of capital	(0.07)	(0.15)	—	(0.20)	(0.44)

Total distributions	(0.35)	(0.40)	(0.44)	(0.50)	(0.44)

Net asset value at end of year	$ 7.53	$ 7.29	$ 8.21	$ 8.00	$ 7.48

Total return[2]	8.02%	(6.43)%	8.31%	14.32%	(9.58)%

Portfolio turnover rate[3]	49%	66%	65%	91%	101%

Net assets, end of year (in thousands)	$5,506	$4,278	$3,926	$2,451	$ 443

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.11%	2.12%	2.12%	2.15%	2.12%
Total expenses after reimbursements	2.02%	2.02%	2.02%	2.02%	2.03%

Net investment income to average net assets:
Net investment income before reimbursements	4.41%	3.92%	5.59%	6.79%	5.35%
Net investment income after reimbursements	4.50%	4.02%	5.69%	6.92%	5.44%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Institutional Class
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net asset value at beginning of year	$ 7.41	$ 8.34	$ 8.13	$ 7.60	$ 8.88
Income (loss) from investment operations:
Net investment income	0.44	0.40 [1]	0.55 [1]	0.61 [1]	0.53 [1]
Net realized and unrealized gain (loss)	0.24	(0.85)	0.19	0.50	(1.28)

Total from investment operations	0.68	(0.45)	0.74	1.11	(0.75)

Less distributions:

From net investment income	(0.35)	(0.17)	(0.53)	(0.35)	—
From net realized gain	—	(0.11)	—	—	—
Tax return of capital	(0.09)	(0.20)	—	(0.23)	(0.53)

Total distributions	(0.44)	(0.48)	(0.53)	(0.58)	(0.53)

Net asset value at end of year	$ 7.65	$ 7.41	$ 8.34	$ 8.13	$ 7.60

Total return[2]	9.04%	(5.53)%	9.36%	15.49%	(8.58)%

Portfolio turnover rate[3]	49%	66%	65%	91%	101%

Net assets, end of year (in thousands)	$1,528,196	$1,313,660	$1,110,901	$808,872	$533,742

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.11%	1.12%	1.12%	1.16%	1.12%
Total expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	5.40%	4.97%	6.60%	7.77%	6.40%
Net investment income after reimbursements	5.49%	5.07%	6.70%	7.91%	6.50%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class A
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net asset value at beginning of year	$ 6.53	$ 7.22	$ 7.06	$ 6.57	$ 8.44
Income (loss) from investment operations:
Net investment income	0.59	0.36	0.34 [1]	0.30 [1]	0.29
Net realized and unrealized gain (loss)	0.27	(0.88)	0.14	0.49	(1.88)

Total from investment operations	0.86	(0.52)	0.48	0.79	(1.59)

Less distributions:

From net investment income	—	(0.08)	(0.09)	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	(0.04)	(0.09)	(0.23)	(0.30)	(0.28)

Total distributions	(0.04)	(0.17)	(0.32)	(0.30)	(0.28)

Net asset value at end of year	$ 7.35	$ 6.53	$ 7.22	$ 7.06	$ 6.57

Total return[2]	13.24%	(7.47)%	6.83%	12.37%	(19.17)%

Portfolio turnover rate[3]	56%	75%	68%	83%	83%

Net assets, end of year (in thousands)	$1,933	$1,259	$ 915	$ 841	$ 712

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.55%	1.57%	1.51%	1.55%	1.51%
Total expenses after reimbursements	1.22%	1.22%	1.22%	1.22%	1.23%

Net investment income to average net assets:
Net investment income before reimbursements	5.08%	4.63%	4.37%	4.10%	3.53%
Net investment income after reimbursements	5.41%	4.98%	4.66%	4.43%	3.81%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class C
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net asset value at beginning of year	$ 6.47	$ 7.18	$ 7.05	$ 6.56	$ 8.42

Income (loss) from investment operations:
Net investment income	0.34	0.30	0.28 [1]	0.25 [1]	0.18
Net realized and unrealized gain (loss)	0.47	(0.88)	0.15	0.49	(1.82)

Total from investment operations	0.81	(0.58)	0.43	0.74	(1.64)

Less distributions:

From net investment income	—	(0.07)	(0.09)	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	(0.01)	(0.06)	(0.21)	(0.25)	(0.22)

Total distributions	(0.01)	(0.13)	(0.30)	(0.25)	(0.22)

Net asset value at end of year	$ 7.27	$ 6.47	$ 7.18	$ 7.05	$ 6.56

Total return[2]	12.54%	(8.24)%	6.05%	11.75%	(19.83)%

Portfolio turnover rate[3]	56%	75%	68%	83%	83%

Net assets, end of year (in thousands)	$ 55	$ 77	$ 98	$ 70	$ 40

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.29%	2.31%	2.26%	2.30%	2.26%
Total expenses after reimbursements	1.97%	1.97%	1.97%	1.97%	1.99%

Net investment income to average net assets:
Net investment income before reimbursements	4.33%	3.85%	3.62%	3.35%	2.71%
Net investment income after reimbursements	4.65%	4.19%	3.91%	3.68%	2.98%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net asset value at beginning of year	$ 6.79	$ 7.50	$ 7.31	$ 6.80	$ 8.73

Income (loss) from investment operations:
Net investment income	0.65	0.41	0.37 [1]	0.33 [1]	0.31
Net realized and unrealized gain (loss)	0.27	(0.94)	0.15	0.51	(1.93)

Total from investment operations	0.92	(0.53)	0.52	0.84	(1.62)

Less distributions:

From net investment income	—	(0.09)	(0.09)	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	(0.05)	(0.09)	(0.24)	(0.33)	(0.31)

Total distributions	(0.05)	(0.18)	(0.33)	(0.33)	(0.31)

Net asset value at end of year	$ 7.66	$ 6.79	$ 7.50	$ 7.31	$ 6.80

Total return[2]	13.59%	(7.33)%	7.12%	12.69%	(18.91)%

Portfolio turnover rate[3]	56%	75%	68%	83%	83%

Net assets, end of year (in thousands)	$42,545	$63,009	$84,747	$80,803	$79,492

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.28%	1.32%	1.26%	1.30%	1.26%
Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	5.31%	4.87%	4.62%	4.35%	3.78%
Net investment income after reimbursements	5.62%	5.22%	4.91%	4.68%	4.07%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

	Class A
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net asset value at beginning of year	$ 7.87	$ 8.56	$ 7.92	$ 7.66	$ 8.94

Income (loss) from investment operations:
Net investment income	0.52	0.51	0.57	0.70	0.74
Net realized and unrealized gain (loss)	0.03	(0.71)	0.65	0.21	(1.21)

Total from investment operations	0.55	(0.20)	1.22	0.91	(0.47)

Less distributions:

From net investment income	(0.50)	(0.49)	(0.56)	(0.65)	(0.67)
From net realized gain	(—)[1]	—	—	—	(0.06)
Tax return of capital	—	—	(0.02)	—	(0.08)

Total distributions	(0.50)	(0.49)	(0.58)	(0.65)	(0.81)

Net asset value at end of year	$ 7.92	$ 7.87	$ 8.56	$ 7.92	$ 7.66

Total return[2]	7.37%	(2.58)%	15.99%	12.92%	(5.27)%

Portfolio turnover rate[3]	96%	88%	87%	81%	90%

Net assets, end of year (in thousands)	$13,383	$8,616	$11,995	$11,466	$7,280

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.51%	1.53%	1.52%	1.57%	1.55%
Total expenses after reimbursements	1.42%	1.42%	1.42%	1.42%	1.42%

Net investment income to average net assets:
Net investment income before reimbursements	6.39%	6.09%	7.11%	8.88%	8.77%
Net investment income after reimbursements	6.48%	6.20%	7.21%	9.03%	8.90%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

	Class C
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net asset value at beginning of year	$ 7.86	$ 8.55	$ 7.91	$ 7.66	$ 8.95

Income (loss) from investment operations:
Net investment income	0.45	0.46	0.52	0.63	0.64
Net realized and unrealized gain (loss)	0.04	(0.72)	0.63	0.22	(1.18)

Total from investment operations	0.49	(0.26)	1.15	0.85	(0.54)

Less distributions:

From net investment income	(0.44)	(0.43)	(0.50)	(0.60)	(0.62)
From net realized gain	(—)[1]	—	—	—	(0.06)
Tax return of capital	—	—	(0.01)	—	(0.07)

Total distributions	(0.44)	(0.43)	(0.51)	(0.60)	(0.75)

Net asset value at end of year	$ 7.91	$ 7.86	$ 8.55	$ 7.91	$ 7.66

Total return[2]	6.58%	(3.30)%	15.16%	11.99%	(6.04)%

Portfolio turnover rate[3]	96%	88%	87%	81%	90%

Net assets, end of year (in thousands)	$10,745	$8,785	$9,530	$6,010	$3,226

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.26%	2.29%	2.27%	2.32%	2.30%
Total expenses after reimbursements	2.17%	2.17%	2.17%	2.17%	2.17%

Net investment income to average net assets:
Net investment income before reimbursements	5.65%	5.38%	6.40%	8.16%	8.13%
Net investment income after reimbursements	5.74%	5.50%	6.50%	8.31%	8.26%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

	Institutional Class
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net asset value at beginning of year	$ 8.20	$ 8.92	$ 8.24	$ 7.98	$ 9.30
Income (loss) from investment operations:
Net investment income	0.55	0.56	0.62	0.72	0.75
Net realized and unrealized gain (loss)	0.04	(0.75)	0.68	0.24	(1.22)

Total from investment operations	0.59	(0.19)	1.30	0.96	(0.47)

Less distributions:

From net investment income	(0.54)	(0.53)	(0.60)	(0.70)	(0.71)
From net realized gain	(—)[1]	—	—	—	(0.06)
Tax return of capital	—	—	(0.02)	—	(0.08)

Total distributions	(0.54)	(0.53)	(0.62)	(0.70)	(0.85)

Net asset value at end of year	$ 8.25	$ 8.20	$ 8.92	$ 8.24	$ 7.98

Total return[2]	7.61%	(2.34)%	16.45%	13.02%	(5.08)%

Portfolio turnover rate[3]	96%	88%	87%	81%	90%

Net assets, end of year (in thousands)	$443,880	$319,419	$338,434	$215,990	$237,044

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.26%	1.29%	1.27%	1.32%	1.30%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	6.66%	6.40%	7.34%	9.20%	8.63%
Net investment income after reimbursements	6.75%	6.52%	7.44%	9.35%	8.76%

[1]	Amount is less than $0.005 per share.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Class A
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net asset value at beginning of year	$ 9.78	$ 10.60	$ 10.37	$ 9.57	$ 9.99
Income (loss) from investment operations:
Net investment income	0.68	0.55	0.83 [1]	1.02	0.67
Net realized and unrealized gain (loss)	(0.75)	(0.58)	0.34	0.78	(0.41)

Total from investment operations	(0.07)	(0.03)	1.17	1.80	0.26

Less distributions:

From net investment income	(0.68)	(0.57)	(0.80)	(1.00)	(0.67)
From net realized gain	(0.03)	(0.22)	(0.14)	—	—
Tax return of capital	—	—	—	—	(0.01)

Total distributions	(0.71)	(0.79)	(0.94)	(1.00)	(0.68)

Net asset value at end of year	$ 9.00	$ 9.78	$ 10.60	$ 10.37	$ 9.57

Total return[2]	(1.22)%	(0.12)%	12.04%	19.82%	2.98%

Portfolio turnover rate[3]	53%	37%	59%	73%	38%

Net assets, end of year (in thousands)	$110,771	$83,290	$10,178	$10,395	$ 425

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.00%	1.05%	1.05%	1.11%	1.65%
Total expenses after reimbursements	0.92%	0.92%	0.92%	0.92%	0.93%

Net investment income to average net assets:
Net investment income before reimbursements	6.74%	7.00%	7.83%	10.63%	6.50%
Net investment income after reimbursements	6.82%	7.13%	7.96%	10.82%	7.22%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Class C
	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017[5]

Net asset value at beginning of period	$ 9.41	$10.22	$10.00

Income (loss) from investment operations:
Net investment income	0.58	0.52	0.38 [1]
Net realized and unrealized gain (loss)	(0.72)	(0.64)	0.08

Total from investment operations	(0.14)	(0.12)	0.46

Less distributions:

From net investment income	(0.58)	(0.47)	(0.24)
From net realized gain	(0.03)	(0.22)	—
Tax return of capital	—	—	—

Total distributions	(0.61)	(0.69)	(0.24)

Net asset value at end of period	$ 8.66	$ 9.41	$10.22

Total return[2]	(1.94)%	(0.98)%	4.74%

Portfolio turnover rate[3]	53%	37%	59%

Net assets, end of period (in thousands)	$2,342	$2,012	$ 188

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.75%	1.79%	1.79%
Total expenses after reimbursements	1.67%	1.67%	1.67%

Net investment income to average net assets:
Net investment income before reimbursements	5.96%	5.93%	9.66%
Net investment income after reimbursements	6.04%	6.05%	9.78%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.60	$10.41	$10.19	$9.40	$9.81
Income (loss) from investment operations:
Net investment income	0.69	0.60	0.90 [1]	1.07	0.68
Net realized and unrealized gain (loss)	(0.74)	(0.61)	0.27	0.72	(0.39)

Total from investment operations	(0.05)	(0.01)	1.17	1.79	0.29

Less distributions:

From net investment income	(0.69)	(0.58)	(0.81)	(1.00)	(0.69)
From net realized gain	(0.03)	(0.22)	(0.14)	—	—
Tax return of capital	—	—	—	—	(0.01)

Total distributions	(0.72)	(0.80)	(0.95)	(1.00)	(0.70)

Net asset value at end of year	$8.83	$9.60	$10.41	$10.19	$9.40

Total return[2]	(1.01)%	0.11%	12.28%	20.18%	3.28%

Portfolio turnover rate[3]	53%	37%	59%	73%	38%

Net assets, end of year (in thousands)	$1,195,492	$693,577	$178,180	$120,081	$26,918

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	0.75%	0.79%	0.80%	0.89%	1.41%
Total expenses after reimbursements	0.67%	0.67%	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	7.04%	7.30%	8.64%	11.66%	6.61%
Net investment income after reimbursements	7.12%	7.42%	8.77%	11.88%	7.35%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

[5]	Class C commenced investment operations on June 13, 2017.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

		Class A

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2019	2018	2017[1]

Net asset value at beginning of period	$10.53	$12.72	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.08	0.03
Net realized and unrealized gain (loss)	0.85	(1.05)	2.74

Total from investment operations	0.98	(0.97)	2.77

Less distributions:

From net investment income	(0.09)	(0.20)	(0.05)
From net realized gain	(0.94)	(1.02)	—
Tax return of capital	(0.02)	—	—

Total distributions	(1.05)	(1.22)	(0.05)

Net asset value at end of period	$10.46	$10.53	$12.72

Total return[2]	10.73%	(8.59)%	27.73%

Portfolio turnover rate[3]	153%	164%	196%

Net assets, end of period (in thousands)	$209	$223	$13

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.96%	2.20%	3.11%
Total expenses after reimbursements	1.27%	1.27%	1.27%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.55%	0.56%	(1.56)%
Net investment income after reimbursements	1.24%	1.49%	0.28%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Class C

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2019	2018	2017[1]

Net asset value at beginning of period	$10.43	$12.65	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.03	(0.05)
Net realized and unrealized gain (loss)	0.83	(1.10)	2.74

Total from investment operations	0.90	(1.07)	2.69

Less distributions:

From net investment income	(0.05)	(0.13)	(0.04)
From net realized gain	(0.94)	(1.02)	—
Tax return of capital	(0.02)	—	—

Total distributions	(1.01)	(1.15)	(0.04)

Net asset value at end of period	$10.32	$10.43	$12.65

Total return[2]	9.88%	(9.40)%	26.96%

Portfolio turnover rate[3]	153%	164%	196%

Net assets, end of period (in thousands)	$12	$11	$13

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.71%	2.73%	3.86%
Total expenses after reimbursements	2.02%	2.02%	2.02%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.17)%	(0.51)%	(2.31)%
Net investment income (loss) after reimbursements	0.52%	0.20%	(0.47)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund

	Institutional Class

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2019	2018	2017[1]

Net asset value at beginning of period	$10.56	$12.74	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.14	0.06
Net realized and unrealized gain (loss)	0.86	(1.09)	2.73

Total from investment operations	1.02	(0.95)	2.79

Less distributions:

From net investment income	(0.10)	(0.21)	(0.05)
From net realized gain	(0.94)	(1.02)	—
Tax return of capital	(0.03)	—	—

Total distributions	(1.07)	(1.23)	(0.05)

Net asset value at end of period	$10.51	$10.56	$12.74

Total return[2]	11.05%	(8.41)%	27.94%

Portfolio turnover rate[3]	153%	164%	196%

Net assets, end of period (in thousands)	$20,502	$17,436	$18,030

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.72%	1.73%	2.87%
Total expenses after reimbursements	1.02%	1.02%	1.02%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.83%	0.47%	(1.28)%
Net investment income after reimbursements	1.53%	1.18%	0.57%

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 1, 2016.

[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value at beginning of year	$8.02	$10.33	$8.60	$7.92	$9.35

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	0.06	(0.01)	0.16
Net realized and unrealized gain (loss)	0.83	(2.17)	1.86	0.85	(1.12)

Total from investment operations	0.82	(2.13)	1.92	0.84	(0.96)

Less distributions:

From net investment income	(—)[1]	(0.17)	(0.19)	(0.16)	(0.08)
From net realized gain	—	—	—	—	(0.39)
Tax return of capital	(—)[1]	(0.01)	—	—	—

Total distributions	—	(0.18)	(0.19)	(0.16)	(0.47)

Net asset value at end of year	$8.84	$8.02	$10.33	$8.60	$7.92

Total return[2]	10.27%	(20.96)%	22.73%	10.84%	(10.32)%

Portfolio turnover rate[3]	60%	112%	126%	104%	105%

Net assets, end of year (in thousands)	$1,356	$1,447	$847	$524	$259

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.30%	2.37%	2.26%	2.39%	2.33%
Total expenses after reimbursements	1.77%	1.77%	1.77%	1.77%	1.78%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.62)%	(0.31)%	0.01%	(0.09)%	0.96%
Net investment income (loss) after reimbursements	(0.09)%	0.29%	0.50%	0.53%	1.51%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

			Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value at beginning of year	$8.42	$10.90	$9.11	$8.40	$9.96

Income (loss) from investment operations:
Net investment income (loss)	(0.38)	0.01	0.02	(0.12)	0.10
Net realized and unrealized gain (loss)	1.18	(2.33)	1.93	0.95	(1.19)

Total from investment operations	0.80	(2.32)	1.95	0.83	(1.09)

Less distributions:

From net investment income	—	(0.16)	(0.16)	(0.12)	(0.08)
From net realized gain	—	—	—	—	(0.39)
Tax return of capital	—	— [1]	—	—	—

Total distributions	—	(0.16)	(0.16)	(0.12)	(0.47)

Net asset value at end of year	$9.22	$8.42	$10.90	$9.11	$8.40

Total return[2]	9.50%	(21.62)%	21.78%	10.01%	(11.02)%

Portfolio turnover rate[3]	60%	112%	126%	104%	105%

Net assets, end of year (in thousands)	$144	$272	$251	$176	$311

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.05%	3.09%	3.01%	3.13%	3.09%
Total expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.48)%	(1.30)%	(0.76)%	(0.89)%	1.81%
Net investment income (loss) after reimbursements	(0.95)%	(0.73)%	(0.27)%	(0.28)%	2.38%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value at beginning of year	$10.32	$13.19	$10.94	$10.01	$11.63
Income (loss) from investment operations:
Net investment income	0.02	0.05	0.09	0.04	0.20
Net realized and unrealized gain (loss)	1.06	(2.73)	2.36	1.07	(1.35)

Total from investment operations	1.08	(2.68)	2.45	1.11	(1.15)

Less distributions:

From net investment income	(0.01)	(0.18)	(0.20)	(0.18)	(0.08)
From net realized gain	—	—	—	—	(0.39)
Tax return of capital	(—)[1]	(0.01)	—	—	—

Total distributions	(0.01)	(0.19)	(0.20)	(0.18)	(0.47)

Net asset value at end of year	$11.39	$10.32	$13.19	$10.94	$10.01

Total return[2]	10.52%	(20.60)%	22.70%	11.21%	(9.91)%

Portfolio turnover rate[3]	60%	112%	126%	104%	105%

Net assets, end of year (in thousands)	$26,296	$32,456	$38,419	$33,626	$42,486

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.05%	2.06%	2.01%	2.10%	2.08%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.38)%	(0.16)%	0.18%	(0.22)%	1.24%
Net investment income after reimbursements	0.15%	0.38%	0.67%	0.36%	1.80%

[1]	Amount is less than $0.005 per share.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Class A

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2019	2018	2017		2016	2015

Net asset value at beginning of year	$7.66	$9.99	2$	7.98	$7.83	$10.19

Income (loss) from investment operations:
Net investment income	0.14	0.08		0.10	0.36	0.10 [1]
Net realized and unrealized gain (loss)	0.37	(1.47)		2.08	(0.09)	(1.45)

Total from investment operations	0.51	(1.39)		2.18	0.27	(1.35)

Less distributions:

From net investment income	(0.15)	(0.08)		(0.17)	(0.12)	(0.15)
From net realized gain	—	(0.82)		—	—	(0.86)
Tax return of capital	—	(0.04)		—	—	—

Total distributions	(0.15)	(0.94)		(0.17)	(0.12)	(1.01)

Net asset value at end of year	$8.02	$7.66		$9.99	$7.98	$7.83

Total return[2]	6.58%	(15.44)%		27.53%	3.36%	(13.68)%

Portfolio turnover rate[3]	93%	80%		107%	76%	91%

Net assets, end of year (in thousands)	$6,985	$7,645		$7,710	$2,154	$45

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.12%	2.20%		2.21%	2.45%	2.73%
Total expenses after reimbursements	1.77%	1.77%		1.77%	1.77%	1.79%

Net investment income to average net assets:
Net investment income before reimbursements	1.61%	0.46%		1.05%	4.34%	0.25%
Net investment income after reimbursements	1.96%	0.89%		1.49%	5.02%	1.19%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value at beginning of year	$7.47	$9.82	$7.86	$7.73	$10.15

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03	0.08	0.08	(0.05)[1]
Net realized and unrealized gain (loss)	0.42	(1.48)	2.00	0.12	(1.36)

Total from investment operations	0.44	(1.45)	2.08	0.20	(1.41)

Less distributions:

From net investment income	(0.11)	(0.05)	(0.12)	(0.07)	(0.15)
From net realized gain	—	(0.82)	—	—	(0.86)
Tax return of capital	—	(0.03)	—	—	—

Total distributions	(0.11)	(0.90)	(0.12)	(0.07)	(1.01)

Net asset value at end of year	$7.80	$7.47	$9.82	$7.86	$7.73

Total return[2]	5.87%	(16.30)%	26.57%	2.61%	(14.51)%

Portfolio turnover rate[3]	93%	80%	107%	76%	91%

Net assets, end of year (in thousands)	$305	$408	$459	$62	$53

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.88%	2.94%	2.99%	3.05%	3.45%
Total expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.48%	(0.18)%	(0.21)%	0.39%	(1.53)%
Net investment income (loss) after reimbursements	0.84%	0.24%	0.26%	0.92%	(0.60)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value at beginning of year	$8.86	$11.38	$9.06	$8.88	$11.35
Income (loss) from investment operations:
Net investment income	0.16	0.12	0.13	0.18	0.12 [1]
Net realized and unrealized gain (loss)	0.46	(1.69)	2.37	0.13	(1.58)

Total from investment operations	0.62	(1.57)	2.50	0.31	(1.46)

Less distributions:

From net investment income	(0.16)	(0.08)	(0.18)	(0.13)	(0.15)
From net realized gain	—	(0.82)	—	—	(0.86)
Tax return of capital	—	(0.05)	—	—	—

Total distributions	(0.16)	(0.95)	(0.18)	(0.13)	(1.01)

Net asset value at end of year	$9.32	$8.86	$11.38	$9.06	$8.88

Total return[2]	6.97%	(15.11)%	27.87%	3.58%	(13.29)%

Portfolio turnover rate[3]	93%	80%	107%	76%	91%

Net assets, end of year (in thousands)	$81,047	$77,788	$81,324	$52,711	$49,952

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.88%	1.95%	1.96%	2.05%	2.46%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income to average net assets:
Net investment income before reimbursements	1.39%	0.78%	0.73%	1.48%	0.34%
Net investment income after reimbursements	1.75%	1.21%	1.17%	2.01%	1.28%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Fund

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value at beginning of year	$9.38	$11.16	$8.34	$7.29	$9.24

Income (loss) from investment operations:
Net investment income	0.05	0.01	0.06 [1]	0.06	0.03
Net realized and unrealized gain (loss)	1.97	(1.55)	2.90	1.05	(1.92)

Total from investment operations	2.02	(1.54)	2.96	1.11	(1.89)

Less distributions:

From net investment income	(0.22)	(0.23)	(0.14)	(0.06)	(0.06)
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.01)	—	—	— [2]

Total distributions	(0.22)	(0.24)	(0.14)	(0.06)	(0.06)

Net asset value at end of year	$11.18	$9.38	$11.16	$8.34	$7.29

Total return[3]	21.66%	(14.16)%	35.90%	15.36%	(20.52)%

Portfolio turnover rate[4]	76%	113%	140%	119%	106%

Net assets, end of year (in thousands)	$641	$303	$134	$36	$24

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.91%	2.19%	2.65%	2.96%	3.56%
Total expenses after reimbursements	1.42%	1.42%	1.42%	1.42%	1.43%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.01)%	(0.06)%	(0.64)%	(0.74)%	(1.82)%
Net investment income after reimbursements	0.48%	0.71%	0.59%	0.80%	0.31%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Fund

	Class C

	Year Ended	Year Ended	Period Ended	Period Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	August 9,	October 31,	October 31,
	2019	2018	2017	2016	2015	2014

Net asset value at beginning of period	$8.96	$10.73	$8.86 [5]	$8.17	$10.46	$11.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.13)	— [1,2]	0.01	(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.91	(1.44)	1.93	0.81	(2.19)	(0.45)

Total from investment operations	1.87	(1.57)	1.93	0.82	(2.23)	(0.46)

Less distributions:

From net investment income	(0.19)	(0.19)	(0.06)	(0.03)	(0.06)	(0.08)
From net realized gain	—	—	—	—	—	—
Tax return of capital	—	(0.01)	—	—	— [2]	—

Total distributions	(0.19)	(0.20)	(0.06)	(0.03)	(0.06)	(0.08)

Net asset value at end of period	$10.64	$8.96	$10.73	$8.96 [6]	$8.17	$10.46

Total return[3]	20.89%	(14.92)%	10.81%	10.02%	(21.38)%	(4.24)%

Portfolio turnover rate[4]	76%	113%	140%	119%	106%	130%

Net assets, end of period (in thousands)	$1	$1	$2	$1	$1	$1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	2.66%	2.96%	3.38%	3.86%	4.31%	4.34%
Total expenses after reimbursements	2.17%	2.17%	2.17%	2.22%	2.18%	2.20%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.95)%	(1.25)%	(1.20)%	(1.39)%	(2.57)%	(2.25)%
Net investment income (loss) after reimbursements	(0.46)%	(0.46)%	0.01%	0.25%	(0.44)%	(0.11)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value at beginning of year	$ 9.06	$ 10.78	$ 8.05	$ 7.02	$ 8.88
Income (loss) from investment operations:			0.08 [1]
Net investment income	0.06	0.07		0.08	0.05
Net realized and unrealized gain (loss)	1.93	(1.54)	2.80	1.02	(1.85)

Total from investment operations	1.99	(1.47)	2.88	1.10	(1.80)

Less distributions:

From net investment income	(0.24)	(0.24)	(0.15)	(0.07)	(0.06)
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.01)	—	—	— [2]

Total distributions	(0.24)	(0.25)	(0.15)	(0.07)	(0.06)

Net asset value at end of year	$ 10.81	$ 9.06	$ 10.78	$ 8.05	$ 7.02

Total return[3]	22.05%	(14.01)%	36.21%	15.80%	(20.34)%

Portfolio turnover rate[4]	76%	113%	140%	119%	106%

Net assets, end of year (in thousands)	$ 35,011	$ 24,162	$ 8,106	$ 9,074	$ 7,601

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.66%	1.95%	2.35%	2.71%	3.31%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.09%	0.10%	(0.33)%	(0.46)%	(1.59)%
Net investment income after reimbursements	0.58%	0.88%	0.85%	1.08%	0.55%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Amount is less than $0.005 per share.
[3]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Initial investment in Class C occurred on March 3, 2017. The beginning NAV for Class C is the end of day NAV for the Institutional Class on March 3, 2017.
[6]	There were no investors in Ashmore Emerging Markets Equity Fund Class C at the year ended October 31, 2016. Net asset value shown represents net asset value prior to the final redemption.
[7]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $9,869,922)
Angola (Rep of), 9.500%, 11/12/2025		3,007,000	$3,382,695	0.22
Angola (Rep of), 8.250%, 05/09/2028		2,495,000	2,604,555	0.17
Angola (Rep of), 9.375%, 05/08/2048		4,170,000	4,405,397	0.28
			10,392,647	0.67

Argentina (Cost $74,255,299)
Argentina (Rep of), 6.875%, 04/22/2021		14,234,000	6,441,027	0.42
Argentina (Rep of), 5.625%, 01/26/2022		3,153,000	1,324,260	0.08
Argentina (Rep of), 4.625%, 01/11/2023		2,154,000	861,622	0.06
Argentina (Rep of), 7.500%, 04/22/2026		6,041,000	2,561,444	0.17
Argentina (Rep of), 5.875%, 01/11/2028		5,272,000	2,003,413	0.13
Argentina (Rep of), 8.280%, 12/31/2033		3,732,025	1,890,543	0.12
Argentina (Rep of), (Step to 5.250% on 03/31/2029), 3.750%, 12/31/2038(2)		9,735,446	3,884,443	0.25
Argentina (Rep of), 7.625%, 04/22/2046		7,116,000	2,857,074	0.18
Argentina (Rep of), 6.875%, 01/11/2048		17,190,000	6,704,272	0.43
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.250%), 60.240%, 03/01/2020	ARS	8,070,000	49,845	—
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.000%), 55.747%, 04/03/2022	ARS	77,137,255	400,208	0.03
Argentina POM Politica Monetaria, (Floating, Argentina Blended Historical Policy Rate + 0.000%), 72.238%, 06/21/2020	ARS	303,211,000	1,640,095	0.11
Argentina Treasury Bills, 0.000%, 05/13/2020(3)	ARS	103,050,953	989,316	0.06
Argentina Treasury Bills, 0.000%, 07/29/2020(3)	ARS	21,930,360	180,746	0.01
Argentina Treasury Bills, 0.000%, 10/29/2020(3)	ARS	85,514,019	574,193	0.04
Ciudad Autonoma De Buenos Aires, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.250%), 57.133%, 03/29/2024	ARS	50,819,611	413,058	0.03
Provincia de Buenos Aires, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.750%), 56.451%, 04/12/2025(4)	ARS	62,075,000	247,305	0.02
YPF S.A., 8.750%, 04/04/2024		5,160,000	4,308,600	0.28
			37,331,464	2.42

Azerbaijan (Cost $10,432,308)
Southern Gas Corridor CJSC, 6.875%, 03/24/2026		5,805,000	6,762,825	0.44
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/2023		490,000	510,119	0.03
State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/2030		3,224,000	3,868,800	0.25
			11,141,744	0.72

Bahrain (Cost $12,295,480)
Bahrain (Rep of), 7.000%, 10/12/2028		3,046,000	3,511,733	0.23
Bahrain (Rep of), 7.500%, 09/20/2047		5,089,000	5,954,130	0.38

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Bahrain (continued)
Oil and Gas Holding (The) Co. BSCC, 7.625%, 11/07/2024		1,717,000	$1,944,503	0.13
Oil and Gas Holding (The) Co. BSCC, 8.375%, 11/07/2028		2,200,000	2,587,671	0.17
			13,998,037	0.91

Belarus (Cost $20,634,816)
Belarus (Rep of), 6.875%, 02/28/2023		9,635,000	10,352,807	0.67
Belarus (Rep of), 7.625%, 06/29/2027		6,777,000	7,768,936	0.51
Belarus (Rep of), 6.200%, 02/28/2030		3,222,000	3,435,458	0.22
			21,557,201	1.40

Brazil (Cost $131,427,340)
Brazil (Rep of), 2.625%, 01/05/2023		2,929,000	2,933,423	0.19
Brazil (Rep of), 4.250%, 01/07/2025		4,087,000	4,328,174	0.28
Brazil (Rep of), 6.000%, 04/07/2026		2,396,000	2,776,988	0.18
Brazil (Rep of), 4.625%, 01/13/2028		3,703,000	3,962,247	0.26
Brazil (Rep of), 8.250%, 01/20/2034		1,469,000	2,030,907	0.13
Brazil (Rep of), 7.125%, 01/20/2037		2,102,000	2,704,055	0.17
Brazil (Rep of), 5.625%, 01/07/2041		1,297,000	1,452,653	0.09
Brazil (Rep of), 5.000%, 01/27/2045		3,254,000	3,382,565	0.22
Brazil (Rep of), 5.625%, 02/21/2047		1,949,000	2,191,670	0.14
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2021(3)	BRL	170,635,000	39,439,851	2.55
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2022(3)	BRL	10,160,000	2,283,088	0.15
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2022(3)	BRL	80,091,000	17,465,150	1.13
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2023(3)	BRL	77,944,000	15,908,874	1.03
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	15,904,000	4,785,643	0.31
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	BRL	10,447,000	3,211,755	0.21
Oi S.A., 10.000%, (100% Cash), 07/27/2025(5)		6,929,000	6,262,084	0.41
Samarco Mineracao S.A., 4.125%, 11/01/2022(6)		9,937,000	6,757,259	0.44
Samarco Mineracao S.A., 5.750%, 10/24/2023(6)		10,148,000	7,179,710	0.46
Samarco Mineracao S.A., 5.375%, 09/26/2024(6)		8,235,000	5,846,850	0.38
			134,902,946	8.73

Chile (Cost $35,133,476)
Banco del Estado de Chile, 3.875%, 02/08/2022		1,260,000	1,299,502	0.08
Bonos de la Tesoreria de la Republica, 1.500%, 03/01/2026	CLP	134,500	5,433,349	0.35
Bonos de la Tesoreria de la Republica, 1.900%, 09/01/2030	CLP	14,500	622,272	0.04
Bonos de la Tesoreria de la Republica, 2.000%, 03/01/2035	CLP	13,000	581,788	0.04
Bonos de la Tesoreria de la Republica en pesos, 4.000%, 03/01/2023(4)	CLP	2,670,000,000	3,803,662	0.25
Bonos de la Tesoreria de la Republica en pesos, 4.700%, 09/01/2030(4)	CLP	1,780,000,000	2,696,549	0.17
Chile (Rep of), 3.240%, 02/06/2028		1,133,000	1,206,962	0.08
Corp. Nacional del Cobre de Chile, 4.250%, 07/17/2042		1,661,000	1,779,037	0.12
Corp. Nacional del Cobre de Chile, 5.625%, 10/18/2043		3,179,000	4,080,785	0.26
Corp. Nacional del Cobre de Chile, 4.875%, 11/04/2044		4,270,000	5,014,391	0.32

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Chile (continued)
Corp. Nacional del Cobre de Chile, 4.500%, 08/01/2047		1,867,000	$2,101,439	0.14
Corp. Nacional del Cobre de Chile, 4.375%, 02/05/2049		2,741,000	3,035,271	0.20
Empresa Nacional del Petroleo, 3.750%, 08/05/2026		1,730,000	1,765,108	0.11
Empresa Nacional del Petroleo, 4.500%, 09/14/2047		2,735,000	2,875,316	0.19
			36,295,431	2.35

China (Cost $70,943,505)
Amber Circle Funding Ltd., 3.250%, 12/04/2022		3,852,000	3,939,469	0.26
China (Rep of), 3.290%, 05/23/2029	CNY	120,550,000	17,145,056	1.11
China (Rep of), 3.860%, 07/22/2049	CNY	27,570,000	3,901,394	0.25
China Evergrande Group, 7.500%, 06/28/2023		9,356,000	7,987,834	0.52
China Evergrande Group, 10.500%, 04/11/2024		5,393,000	4,996,246	0.32
China Evergrande Group, 8.750%, 06/28/2025		2,865,000	2,399,343	0.16
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016(4)(6)(7)(8)		1,975,424	—	—
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		6,135,000	5,798,920	0.38
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023		4,570,000	4,418,957	0.29
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024		6,435,000	5,792,871	0.37
Sinochem Overseas Capital Co. Ltd., 4.500%, 11/12/2020		3,334,000	3,400,280	0.22
Sinochem Overseas Capital Co. Ltd., 6.300%, 11/12/2040		1,170,000	1,617,198	0.10
Sinopec Group Overseas Development 2012 Ltd., 4.875%, 05/17/2042		1,440,000	1,762,995	0.11
Sunac China Holdings Ltd., 7.950%, 10/11/2023		5,035,000	5,104,859	0.33
			68,265,422	4.42

Colombia (Cost $46,915,374)
Colombia (Rep of), 11.750%, 02/25/2020		49,000	50,409	—
Colombia (Rep of), 4.000%, 02/26/2024		2,678,000	2,829,628	0.18
Colombia (Rep of), 8.125%, 05/21/2024		3,098,000	3,822,189	0.25
Colombia (Rep of), 3.875%, 04/25/2027		2,823,000	2,998,026	0.19
Colombia (Rep of), 7.375%, 09/18/2037		2,301,000	3,261,691	0.21
Colombia (Rep of), 6.125%, 01/18/2041		3,878,000	5,025,927	0.33
Colombia (Rep of), 5.625%, 02/26/2044		3,166,000	3,913,999	0.25
Colombia (Rep of), 5.000%, 06/15/2045		2,757,000	3,209,148	0.21
Colombian TES, 7.000%, 05/04/2022	COP	22,555,900,000	6,996,384	0.45
Colombian TES, 4.750%, 02/23/2023	COP	61,152,000	5,391,445	0.35
Colombian TES, 10.000%, 07/24/2024	COP	9,497,500,000	3,369,653	0.22
Colombian TES, 6.250%, 11/26/2025	COP	2,582,700,000	794,105	0.05
Colombian TES, 7.500%, 08/26/2026	COP	12,582,400,000	4,121,454	0.27
Empresas Publicas de Medellin ESP, 8.375%, 11/08/2027	COP	8,747,000,000	2,792,396	0.18
			48,576,454	3.14

Costa Rica (Cost $3,703,622)
Banco Nacional de Costa Rica, 6.250%, 11/01/2023(4)		2,190,000	2,255,722	0.15
Costa Rica (Rep of), 5.625%, 04/30/2043		1,460,000	1,262,914	0.08
Costa Rica (Rep of), 7.000%, 04/04/2044		273,000	269,249	0.02
			3,787,885	0.25

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Croatia (Cost $15,442,567)
Croatia (Rep of), 6.625%, 07/14/2020		4,683,000	$4,821,336	0.32
Croatia (Rep of), 6.375%, 03/24/2021		4,115,000	4,343,728	0.28
Croatia (Rep of), 6.000%, 01/26/2024		5,932,000	6,817,766	0.44
			15,982,830	1.04

Czech Republic (Cost $9,449,917)
Czech (Rep of), 1.000%, 06/26/2026	CZK	3,310,000	141,713	0.01
Czech (Rep of), 0.950%, 05/15/2030	CZK	38,960,000	1,623,912	0.10
Czech (Rep of), 2.000%, 10/13/2033	CZK	112,070,000	5,255,720	0.34
Czech (Rep of), 4.200%, 12/04/2036	CZK	6,350,000	390,467	0.03
New World Resources N.V., 8.000%, 04/07/2020(6)(8)	EUR	1,938,518	—	—
New World Resources N.V., 4.000%, 10/07/2020(6)(8)	EUR	669,526	—	—
			7,411,812	0.48

Dominican Republic (Cost $26,747,480)
Dominican (Rep of), 7.500%, 05/06/2021		1,436,000	1,497,044	0.10
Dominican (Rep of), 6.600%, 01/28/2024		2,382,000	2,632,134	0.17
Dominican (Rep of), 5.875%, 04/18/2024		3,707,000	3,952,626	0.26
Dominican (Rep of), 5.500%, 01/27/2025		1,704,000	1,816,907	0.12
Dominican (Rep of), 6.875%, 01/29/2026		5,966,000	6,816,215	0.44
Dominican (Rep of), 9.750%, 06/05/2026	DOP	29,150,000	561,197	0.04
Dominican (Rep of), 6.000%, 07/19/2028		1,170,000	1,294,324	0.08
Dominican (Rep of), 7.450%, 04/30/2044		2,775,000	3,323,090	0.21
Dominican (Rep of), 6.850%, 01/27/2045		5,511,000	6,206,819	0.40
			28,100,356	1.82

Ecuador (Cost $81,813,723)
Ecuador (Rep of), 10.500%, 03/24/2020		3,453,000	3,496,197	0.23
Ecuador (Rep of), 10.750%, 03/28/2022		7,761,000	8,207,335	0.53
Ecuador (Rep of), 8.750%, 06/02/2023		3,604,000	3,649,086	0.24
Ecuador (Rep of), 7.950%, 06/20/2024		7,150,000	6,873,009	0.44
Ecuador (Rep of), 9.650%, 12/13/2026		15,864,000	15,586,539	1.01
Ecuador (Rep of), 9.625%, 06/02/2027		7,029,000	6,826,987	0.44
Ecuador (Rep of), 8.875%, 10/23/2027		10,052,000	9,363,438	0.60
Ecuador (Rep of), 7.875%, 01/23/2028		8,214,000	7,359,744	0.48
Ecuador (Rep of), 10.750%, 01/31/2029		12,344,000	12,529,283	0.81
Ecuador (Rep of), 9.500%, 03/27/2030(4)		4,947,000	4,761,487	0.31
			78,653,105	5.09

Egypt (Cost $29,554,599)
Egypt (Rep of), 15.900%, 07/02/2024	EGP	14,030,000	914,814	0.06
Egypt (Rep of), 7.500%, 01/31/2027		2,212,000	2,397,343	0.16
Egypt (Rep of), 6.588%, 02/21/2028		4,748,000	4,831,090	0.31
Egypt (Rep of), 7.600%, 03/01/2029		1,840,000	1,944,784	0.13
Egypt (Rep of), 16.100%, 05/07/2029	EGP	14,025,000	951,116	0.06
Egypt (Rep of), 8.500%, 01/31/2047		5,314,000	5,586,343	0.36
Egypt (Rep of), 7.903%, 02/21/2048		6,069,000	6,073,066	0.39

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Egypt (continued)
Egypt (Rep of), 8.700%, 03/01/2049		819,000	$876,633	0.06
Egypt Treasury Bills, 0.000%, 01/21/2020(3)	EGP	8,750,000	524,337	0.03
Egypt Treasury Bills, 0.000%, 01/28/2020(3)	EGP	40,650,000	2,429,811	0.16
Egypt Treasury Bills, 0.000%, 07/14/2020(3)	EGP	64,200,000	3,604,461	0.23
			30,133,798	1.95

El Salvador (Cost $16,979,656)
El Salvador (Rep of), 7.375%, 12/01/2019		1,310,000	1,310,013	0.08
El Salvador (Rep of), 5.875%, 01/30/2025		1,972,000	2,043,505	0.13
El Salvador (Rep of), 6.375%, 01/18/2027		2,291,000	2,399,845	0.16
El Salvador (Rep of), 8.625%, 02/28/2029		3,394,000	4,021,924	0.26
El Salvador (Rep of), 8.250%, 04/10/2032		2,161,000	2,487,873	0.16
El Salvador (Rep of), 7.650%, 06/15/2035		1,092,000	1,186,196	0.08
El Salvador (Rep of), 7.625%, 02/01/2041		3,428,000	3,715,129	0.24
El Salvador (Rep of), 7.125%, 01/20/2050(4)		1,080,000	1,095,660	0.07
			18,260,145	1.18

Gabon (Cost $6,678,867)
Gabon (Rep of), 6.375%, 12/12/2024		6,897,411	6,860,855	0.44
			6,860,855	0.44
Georgia (Cost $4,790,563)
Georgia (Rep of), 6.875%, 04/12/2021		2,620,000	2,767,742	0.18
Georgian Railway JSC, 7.750%, 07/11/2022		1,950,000	2,129,400	0.14
			4,897,142	0.32

Ghana (Cost $11,708,647)
Ghana (Rep of), 8.125%, 01/18/2026		1,390,000	1,472,900	0.10
Ghana (Rep of), 7.875%, 03/26/2027		1,390,000	1,442,639	0.09
Ghana (Rep of), 7.625%, 05/16/2029		1,943,000	1,961,167	0.13
Ghana (Rep of), 8.125%, 03/26/2032		2,300,000	2,324,380	0.15
Ghana (Rep of), 8.627%, 06/16/2049		3,111,000	3,103,222	0.20
Ghana (Rep of), 8.950%, 03/26/2051		1,400,000	1,415,050	0.09
			11,719,358	0.76

Hungary (Cost $23,484,319)
Hungary (Rep of), 5.375%, 02/21/2023		6,930,000	7,584,608	0.49
Hungary (Rep of), 5.750%, 11/22/2023		6,318,000	7,138,076	0.46
Hungary (Rep of), 5.375%, 03/25/2024		3,578,000	4,025,644	0.26
Hungary (Rep of), 3.000%, 10/27/2027	HUF	344,460,000	1,295,175	0.08
Hungary (Rep of), 6.750%, 10/22/2028	HUF	430,020,000	2,065,683	0.13
Hungary (Rep of), 3.000%, 08/21/2030	HUF	204,700,000	762,473	0.05
Hungary (Rep of), 7.625%, 03/29/2041		884,000	1,452,316	0.10
			24,323,975	1.57

India (Cost $25,807,609)
Export-Import Bank of India, 4.000%, 01/14/2023		2,419,000	2,518,936	0.16
Export-Import Bank of India, 3.375%, 08/05/2026		1,300,000	1,332,155	0.08

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
India (continued)
India (Rep of), 7.370%, 04/16/2023	INR	578,610,000	$8,493,392	0.55
India (Rep of), 7.720%, 05/25/2025	INR	183,510,000	2,733,424	0.18
India (Rep of), 7.590%, 01/11/2026	INR	290,000,000	4,286,437	0.28
India (Rep of), 7.170%, 01/08/2028	INR	456,880,000	6,629,618	0.43
			25,993,962	1.68

Indonesia (Cost $92,649,802)
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	79,014,000,000	6,032,404	0.39
Indonesia (Rep of), 4.125%, 01/15/2025		1,855,000	1,978,283	0.13
Indonesia (Rep of), 8.375%, 09/15/2026	IDR	117,201,000,000	9,123,844	0.59
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	40,329,000,000	2,913,456	0.19
Indonesia (Rep of), 6.125%, 05/15/2028	IDR	48,446,000,000	3,295,563	0.21
Indonesia (Rep of), 8.250%, 05/15/2029	IDR	78,724,000,000	6,097,759	0.39
Indonesia (Rep of), 7.000%, 09/15/2030	IDR	47,201,000,000	3,346,704	0.22
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	27,075,000,000	2,151,889	0.14
Indonesia (Rep of), 7.500%, 08/15/2032	IDR	52,371,000,000	3,771,268	0.24
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	87,846,000,000	5,899,381	0.38
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	9,455,000,000	728,030	0.05
Indonesia (Rep of), 7.500%, 06/15/2035	IDR	30,328,000,000	2,176,780	0.14
Indonesia (Rep of), 8.500%, 10/12/2035		1,577,000	2,475,275	0.16
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	38,990,000,000	2,939,608	0.19
Indonesia (Rep of), 6.625%, 02/17/2037		1,795,000	2,424,255	0.16
Indonesia (Rep of), 7.750%, 01/17/2038		2,356,000	3,527,109	0.23
Indonesia (Rep of), 7.500%, 05/15/2038	IDR	8,539,000,000	607,200	0.04
Indonesia (Rep of), 8.375%, 04/15/2039	IDR	37,239,000,000	2,845,466	0.18
Indonesia (Rep of), 5.250%, 01/17/2042		2,003,000	2,397,851	0.16
Indonesia (Rep of), 5.125%, 01/15/2045		4,411,000	5,263,073	0.34
Indonesia (Rep of), 5.950%, 01/08/2046		2,086,000	2,766,662	0.18
Indonesia (Rep of), 5.250%, 01/08/2047		2,890,000	3,539,759	0.23
Indonesia (Rep of), 4.750%, 07/18/2047		1,950,000	2,236,190	0.14
Indonesia Asahan Aluminium Persero PT, 5.710%, 11/15/2023		2,061,000	2,263,920	0.15
Indonesia Asahan Aluminium Persero PT, 6.757%, 11/15/2048		1,747,000	2,241,063	0.14
Pertamina Persero PT, 6.000%, 05/03/2042		1,289,000	1,546,365	0.10
Pertamina Persero PT, 6.500%, 11/07/2048		1,107,000	1,447,944	0.09
Perusahaan Listrik Negara PT, 5.500%, 11/22/2021		2,880,000	3,055,536	0.20
Perusahaan Listrik Negara PT, 5.250%, 05/15/2047		1,388,000	1,547,620	0.10
Perusahaan Listrik Negara PT, 6.150%, 05/21/2048		2,821,000	3,545,151	0.23
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/2025		1,728,000	1,855,452	0.12
Perusahaan Penerbit SBSN Indonesia III, 4.550%, 03/29/2026		2,489,000	2,719,056	0.18
			98,759,916	6.39

Iraq (Cost $1,535,104)
Iraq (Rep of), 5.800%, 01/15/2028		1,624,000	1,559,365	0.10
			1,559,365	0.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Ivory Coast (Cost $8,821,510)
Ivory Coast (Rep of), 6.375%, 03/03/2028		1,676,000	$1,731,006	0.11
Ivory Coast (Rep of), 5.875%, 10/17/2031(4)	EUR	3,104,000	3,502,638	0.23
Ivory Coast (Rep of), 6.125%, 06/15/2033		200,000	196,040	0.01
Ivory Coast (Rep of), 6.875%, 10/17/2040(4)	EUR	3,213,000	3,653,373	0.24
			9,083,057	0.59

Jamaica (Cost $22,735,762)
Digicel Group One Ltd., 8.250%, 12/30/2022		11,390,000	6,734,338	0.43
Digicel Group Two Ltd., 8.250%, 09/30/2022		10,740,000	2,792,400	0.18
Digicel Group Two Ltd., 9.125%, (17% PIK), 04/01/2024(5)		5,659,908	1,018,783	0.07
Digicel Ltd., 6.000%, 04/15/2021		3,670,000	2,734,187	0.18
Jamaica (Rep of), 7.875%, 07/28/2045		1,990,000	2,624,332	0.17
			15,904,040	1.03

Jordan (Cost $1,712,780)
Jordan (Rep of), 5.750%, 01/31/2027		1,760,000	1,818,214	0.12
			1,818,214	0.12

Kazakhstan (Cost $16,894,656)
Development Bank of Kazakhstan JSC, 4.125%, 12/10/2022		4,520,000	4,667,198	0.30
Kazakhstan (Rep of), 6.500%, 07/21/2045		3,036,000	4,402,200	0.29
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		4,057,000	5,470,118	0.35
KazMunayGas National Co. JSC, 5.375%, 04/24/2030		2,785,000	3,202,806	0.21
KazMunayGas National Co. JSC, 6.375%, 10/24/2048		1,531,000	1,925,692	0.12
			19,668,014	1.27

Kenya (Cost $7,016,925)
Kenya (Rep of), 7.000%, 05/22/2027		1,070,000	1,121,116	0.07
Kenya (Rep of), 8.000%, 05/22/2032		2,610,000	2,780,151	0.18
Kenya (Rep of), 8.250%, 02/28/2048		3,116,000	3,261,087	0.21
			7,162,354	0.46

Lebanon (Cost $41,364,907)
Lebanon (Rep of), 5.450%, 11/28/2019		3,994,000	3,849,217	0.25
Lebanon (Rep of), 6.375%, 03/09/2020		3,391,000	2,819,888	0.18
Lebanon (Rep of), 5.800%, 04/14/2020		1,289,000	1,058,960	0.07
Lebanon (Rep of), 6.150%, 06/19/2020		1,943,000	1,602,975	0.10
Lebanon (Rep of), 8.250%, 04/12/2021		11,654,000	8,035,433	0.52
Lebanon (Rep of), 6.100%, 10/04/2022		10,086,000	5,979,989	0.39
Lebanon (Rep of), 6.000%, 01/27/2023		1,201,000	708,590	0.05
Lebanon (Rep of), 6.600%, 11/27/2026		2,059,000	1,137,597	0.07
Lebanon (Rep of), 6.850%, 03/23/2027		4,495,000	2,472,250	0.16
Lebanon (Rep of), 7.000%, 03/23/2032		3,437,000	1,896,365	0.12
Lebanon (Rep of), 7.250%, 03/23/2037		2,067,000	1,140,633	0.08
			30,701,897	1.99

Malaysia (Cost $20,642,794)
Malaysia (Rep of), 3.882%, 03/10/2022	MYR	2,246,000	546,366	0.04

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Malaysia (continued)
Malaysia (Rep of), 3.418%, 08/15/2022	MYR	9,000	$2,167	—
Malaysia (Rep of), 3.757%, 04/20/2023	MYR	146,000	35,481	—
Malaysia (Rep of), 3.478%, 06/14/2024	MYR	22,071,000	5,311,724	0.34
Malaysia (Rep of), 4.181%, 07/15/2024	MYR	2,150,000	532,954	0.03
Malaysia (Rep of), 3.955%, 09/15/2025	MYR	50,000	12,316	—
Malaysia (Rep of), 4.392%, 04/15/2026	MYR	125,000	31,665	—
Malaysia (Rep of), 3.906%, 07/15/2026	MYR	6,306,000	1,553,614	0.10
Malaysia (Rep of), 3.900%, 11/30/2026	MYR	6,220,000	1,529,303	0.10
Malaysia (Rep of), 3.899%, 11/16/2027	MYR	1,099,000	270,675	0.02
Malaysia (Rep of), 3.733%, 06/15/2028	MYR	6,370,000	1,549,506	0.10
Malaysia (Rep of), 3.885%, 08/15/2029	MYR	4,029,000	998,365	0.06
Malaysia (Rep of), 4.498%, 04/15/2030	MYR	6,297,000	1,623,273	0.10
Malaysia (Rep of), 4.232%, 06/30/2031	MYR	2,488,000	628,063	0.04
Malaysia (Rep of), 3.844%, 04/15/2033	MYR	3,545,000	858,104	0.06
Malaysia (Rep of), 4.642%, 11/07/2033	MYR	5,024,000	1,318,060	0.09
Malaysia (Rep of), 3.828%, 07/05/2034	MYR	3,166,000	768,137	0.05
Malaysia (Rep of), 4.254%, 05/31/2035	MYR	468,000	118,237	0.01
Petronas Capital Ltd., 7.875%, 05/22/2022		1,050,000	1,191,298	0.08
Wakala Global Sukuk Bhd., 4.646%, 07/06/2021		1,921,000	1,998,637	0.13
			20,877,945	1.35

Mexico (Cost $77,815,931)
Comision Federal de Electricidad, 4.875%, 01/15/2024		2,353,000	2,505,969	0.16
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	24,850,000	1,220,865	0.08
Comision Federal de Electricidad, 5.750%, 02/14/2042		2,817,000	3,056,473	0.20
Mexican Bonos, 10.000%, 12/05/2024	MXN	292,920,000	17,441,200	1.13
Mexican Bonos, 7.500%, 06/03/2027	MXN	42,080,000	2,285,815	0.15
Mexican Bonos, 8.500%, 05/31/2029	MXN	92,650,000	5,397,074	0.35
Mexican Bonos, 7.750%, 11/23/2034	MXN	95,840,000	5,344,750	0.35
Mexican Bonos, 8.000%, 11/07/2047	MXN	69,070,000	3,953,684	0.25
Mexico (Rep of), 6.050%, 01/11/2040		1,268,000	1,619,870	0.10
Mexico (Rep of), 4.750%, 03/08/2044		1,688,000	1,839,076	0.12
Mexico (Rep of), 5.550%, 01/21/2045		2,114,000	2,576,860	0.17
Mexico (Rep of), 4.350%, 01/15/2047		1,732,000	1,799,011	0.12
Mexico (Rep of), 5.750%, 10/12/2110		2,258,000	2,616,480	0.17
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	79,460,000	3,676,313	0.24
Petroleos Mexicanos, 5.625%, 01/23/2046		6,823,000	6,133,877	0.40
Petroleos Mexicanos, 6.750%, 09/21/2047		10,462,000	10,409,690	0.67
Petroleos Mexicanos, 6.350%, 02/12/2048		3,911,000	3,739,894	0.24
Petroleos Mexicanos, 7.690%, 01/23/2050(4)		5,849,000	6,355,757	0.41
			81,972,658	5.31

Mongolia (Cost $2,505,221)
Development Bank of Mongolia LLC, 7.250%, 10/23/2023		1,100,000	1,153,307	0.08
Mongolia (Rep of), 5.625%, 05/01/2023		1,120,000	1,145,727	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Mongolia (continued)
Mongolian Mining Corp., 2.149%, 04/01/2020(5)		992,986	$558,654	0.04
			2,857,688	0.19

Morocco (Cost $5,349,397)
Morocco (Rep of), 4.250%, 12/11/2022		3,777,000	3,956,302	0.26
Morocco (Rep of), 5.500%, 12/11/2042		1,333,000	1,604,249	0.10
			5,560,551	0.36

Nigeria (Cost $8,900,876)
Nigeria (Rep of), 6.500%, 11/28/2027		3,366,000	3,371,587	0.22
Nigeria (Rep of), 7.696%, 02/23/2038		1,903,000	1,902,848	0.12
Nigeria (Rep of), 7.625%, 11/28/2047		2,280,000	2,223,684	0.14
Nigeria (Rep of), 9.248%, 01/21/2049		1,350,000	1,495,395	0.10
			8,993,514	0.58

Oman (Cost $12,539,160)
Oman (Rep of), 4.750%, 06/15/2026		1,496,000	1,452,990	0.09
Oman (Rep of), 6.500%, 03/08/2047		7,517,000	6,953,225	0.45
Oman (Rep of), 6.750%, 01/17/2048		4,565,000	4,279,688	0.28
			12,685,903	0.82

Pakistan (Cost $22,372,952)
Pakistan (Rep of), 8.250%, 04/15/2024		5,966,000	6,496,377	0.42
Pakistan (Rep of), 8.250%, 09/30/2025		1,594,000	1,738,745	0.11
Pakistan (Rep of), 6.875%, 12/05/2027		7,274,000	7,270,509	0.47
Second Pakistan International Sukuk (The) Co. Ltd., 6.750%, 12/03/2019		3,657,000	3,657,585	0.24
Third Pakistan International Sukuk (The) Co. Ltd., 5.500%, 10/13/2021		1,657,000	1,662,763	0.11
Third Pakistan International Sukuk (The) Co. Ltd., 5.625%, 12/05/2022		2,186,000	2,191,465	0.14
			23,017,444	1.49

Panama (Cost $14,379,815)
Panama (Rep of), 4.000%, 09/22/2024		1,530,000	1,637,100	0.11
Panama (Rep of), 7.125%, 01/29/2026		729,000	914,902	0.06
Panama (Rep of), 8.875%, 09/30/2027		1,517,000	2,171,221	0.14
Panama (Rep of), 9.375%, 04/01/2029		1,392,000	2,124,554	0.14
Panama (Rep of), 6.700%, 01/26/2036		2,637,000	3,711,604	0.24
Panama (Rep of), 4.500%, 05/15/2047		1,520,000	1,787,915	0.11
Panama (Rep of), 4.300%, 04/29/2053		2,991,000	3,458,374	0.22
			15,805,670	1.02

Paraguay (Cost $3,013,959)
Paraguay (Rep of), 4.625%, 01/25/2023		1,970,000	2,075,907	0.13
Paraguay (Rep of), 4.700%, 03/27/2027		956,000	1,045,635	0.07
			3,121,542	0.20

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Peru (Cost $24,753,072)
Banco de Credito del Peru, 4.850%, 10/30/2020	PEN	990,000	$297,471	0.02
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	5,140,000	1,709,645	0.11
Peru (Rep of), 7.350%, 07/21/2025		3,720,000	4,718,857	0.31
Peru (Rep of), 8.750%, 11/21/2033		5,248,000	8,667,125	0.56
Peru (Rep of), 5.625%, 11/18/2050		6,663,000	9,769,690	0.63
Petroleos del Peru S.A., 5.625%, 06/19/2047		1,918,000	2,234,489	0.14
			27,397,277	1.77

Philippines (Cost $22,458,956)
Philippines (Rep of), 4.950%, 01/15/2021	PHP	11,000,000	219,263	0.01
Philippines (Rep of), 3.900%, 11/26/2022	PHP	35,000,000	686,786	0.05
Philippines (Rep of), 10.625%, 03/16/2025		1,636,000	2,332,987	0.15
Philippines (Rep of), 9.500%, 02/02/2030		3,887,000	6,257,233	0.41
Philippines (Rep of), 7.750%, 01/14/2031		3,177,000	4,701,261	0.31
Philippines (Rep of), 6.375%, 10/23/2034		2,674,000	3,769,578	0.24
Philippines (Rep of), 6.250%, 01/14/2036	PHP	15,000,000	355,971	0.02
Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/2024		4,109,000	5,094,962	0.33
			23,418,041	1.52

Poland (Cost $12,726,239)
Poland (Rep of), 2.750%, 04/25/2028	PLN	15,011,000	4,168,577	0.27
Poland (Rep of), 2.750%, 10/25/2029	PLN	31,240,000	8,745,758	0.57
			12,914,335	0.84

Qatar (Cost $22,604,835)
Qatar (Rep of), 3.250%, 06/02/2026		4,574,000	4,796,662	0.31
Qatar (Rep of), 4.000%, 03/14/2029		3,842,000	4,259,848	0.28
Qatar (Rep of), 5.103%, 04/23/2048		4,813,000	6,134,650	0.40
Qatar (Rep of), 4.817%, 03/14/2049		7,856,000	9,661,466	0.62
			24,852,626	1.61

Romania (Cost $8,482,013)
Romania (Rep of), 6.750%, 02/07/2022		2,564,000	2,814,277	0.18
Romania (Rep of), 4.375%, 08/22/2023		4,730,000	5,052,870	0.33
Romania (Rep of), 6.125%, 01/22/2044		658,000	854,413	0.05
			8,721,560	0.56

Russian Federation (Cost $36,810,829)
CEDC Finance Corp. International, Inc., 10.000%, 12/31/2022(4)(9)		1,071,532	889,372	0.06
Russian Federal Bond - OFZ, 7.400%, 12/07/2022	RUB	74,448,000	1,208,223	0.08
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	324,001,000	5,479,809	0.35
Russian Federal Bond - OFZ, 7.050%, 01/19/2028	RUB	259,680,000	4,240,087	0.27
Russian Federal Bond - OFZ, 6.900%, 05/23/2029	RUB	27,335,000	442,113	0.03
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	254,529,000	4,620,522	0.30
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	219,537,000	3,769,507	0.24
Russian Federal Bond - OFZ, 7.250%, 05/10/2034	RUB	44,033,000	728,590	0.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Russian Federation (continued)
Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027		1,800,000	$1,928,722	0.12
Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029		3,400,000	3,677,086	0.24
Russian Foreign Bond - Eurobond, 5.250%, 06/23/2047		5,800,000	6,926,940	0.45
Russian Railways Via RZD Capital PLC, 5.700%, 04/05/2022		1,672,000	1,789,475	0.12
SCF Capital Designated Activity Co., 5.375%, 06/16/2023		3,253,000	3,446,911	0.22
			39,147,357	2.53

Saudi Arabia (Cost $20,847,344)
KSA Sukuk Ltd., 2.969%, 10/29/2029(4)		2,167,000	2,163,750	0.14
Saudi (Rep of), 4.375%, 04/16/2029		3,166,000	3,534,180	0.23
Saudi (Rep of), 5.000%, 04/17/2049		4,876,000	5,778,986	0.38
Saudi (Rep of), 5.250%, 01/16/2050		5,508,000	6,783,091	0.44
Saudi Arabian Oil Co., 4.250%, 04/16/2039		3,794,000	4,066,753	0.26
			22,326,760	1.45

Senegal (Cost $4,516,534)
Senegal (Rep of), 6.250%, 05/23/2033		2,786,000	2,843,871	0.18
Senegal (Rep of), 6.750%, 03/13/2048		1,807,000	1,771,221	0.12
			4,615,092	0.30

South Africa (Cost $51,416,053)
Eskom Holdings SOC Ltd., 5.750%, 01/26/2021		650,000	654,199	0.04
Eskom Holdings SOC Ltd., 6.750%, 08/06/2023		1,227,000	1,258,679	0.08
Eskom Holdings SOC Ltd., 7.125%, 02/11/2025		5,591,000	5,746,765	0.37
Eskom Holdings SOC Ltd., 8.450%, 08/10/2028		1,360,000	1,487,960	0.10
South Africa (Rep of), 5.875%, 05/30/2022		1,342,000	1,443,697	0.10
South Africa (Rep of), 4.875%, 04/14/2026		3,032,000	3,125,622	0.20
South Africa (Rep of), 4.300%, 10/12/2028		5,892,000	5,678,415	0.37
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	75,734,000	4,608,301	0.30
South Africa (Rep of), 5.875%, 06/22/2030		1,357,000	1,442,559	0.09
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	73,029,000	4,375,919	0.28
South Africa (Rep of), 8.875%, 02/28/2035	ZAR	31,743,140	1,950,264	0.13
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	38,094,480	2,294,074	0.15
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	33,638,980	1,952,004	0.13
South Africa (Rep of), 5.000%, 10/12/2046		1,067,000	977,419	0.06
South Africa (Rep of), 5.650%, 09/27/2047		3,582,000	3,510,360	0.23
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	91,472,690	5,273,277	0.34
South Africa (Rep of), 5.750%, 09/30/2049		2,100,000	2,032,002	0.13
			47,811,516	3.10

Sri Lanka (Cost $9,977,762)
Sri Lanka (Rep of), 6.825%, 07/18/2026		1,451,000	1,460,332	0.09
Sri Lanka (Rep of), 6.200%, 05/11/2027		2,150,000	2,065,874	0.13
Sri Lanka (Rep of), 6.750%, 04/18/2028		600,000	586,386	0.04
Sri Lanka (Rep of), 7.850%, 03/14/2029		3,128,000	3,237,080	0.21
Sri Lanka (Rep of), 7.550%, 03/28/2030(4)		2,838,000	2,870,272	0.19
			10,219,944	0.66

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Suriname (Cost $2,536,410)
Suriname (Rep of), 9.250%, 10/26/2026		2,551,000	$2,160,952	0.14
			2,160,952	0.14

Thailand (Cost $23,163,088)
Thailand (Rep of), 1.875%, 06/17/2022	THB	357,785,000	11,988,708	0.78
Thailand (Rep of), 2.000%, 12/17/2022	THB	8,000	270	—
Thailand (Rep of), 2.400%, 12/17/2023	THB	87,140,000	2,998,785	0.19
Thailand (Rep of), 2.125%, 12/17/2026	THB	70,271,000	2,419,832	0.16
Thailand (Rep of), 3.775%, 06/25/2032	THB	44,903,000	1,853,697	0.12
Thailand (Rep of), 3.400%, 06/17/2036	THB	58,477,000	2,421,015	0.16
Thailand (Rep of), 3.300%, 06/17/2038	THB	79,504,000	3,311,456	0.21
Thailand (Rep of), 2.875%, 06/17/2046	THB	4,854,000	197,580	0.01
Thailand (Rep of), 3.600%, 06/17/2067	THB	42,050,000	2,024,909	0.13
			27,216,252	1.76

Turkey (Cost $43,149,598)
Turkey (Rep of), 7.000%, 06/05/2020		1,147,000	1,170,009	0.08
Turkey (Rep of), 5.625%, 03/30/2021		770,000	786,700	0.05
Turkey (Rep of), 3.000%, 02/23/2022	TRY	2,939,300	1,073,941	0.07
Turkey (Rep of), 10.700%, 08/17/2022	TRY	18,080,000	3,026,378	0.20
Turkey (Rep of), 6.250%, 09/26/2022		1,780,000	1,840,467	0.12
Turkey (Rep of), 3.250%, 03/23/2023		1,500,000	1,419,930	0.09
Turkey (Rep of), 7.250%, 12/23/2023		948,000	1,009,620	0.07
Turkey (Rep of), 5.750%, 03/22/2024		2,170,000	2,186,197	0.14
Turkey (Rep of), 6.350%, 08/10/2024		3,887,000	4,003,610	0.26
Turkey (Rep of), 7.375%, 02/05/2025		2,472,000	2,651,220	0.17
Turkey (Rep of), 8.000%, 03/12/2025	TRY	1,610,000	230,267	0.01
Turkey (Rep of), 10.600%, 02/11/2026	TRY	3,972,000	637,076	0.04
Turkey (Rep of), 11.000%, 02/24/2027	TRY	1,994,000	322,960	0.02
Turkey (Rep of), 6.000%, 03/25/2027		2,608,000	2,580,355	0.17
Turkey (Rep of), 10.500%, 08/11/2027	TRY	5,956,000	937,584	0.06
Turkey (Rep of), 6.125%, 10/24/2028		2,340,000	2,301,764	0.15
Turkey (Rep of), 7.625%, 04/26/2029		5,494,000	5,892,315	0.38
Turkey (Rep of), 6.875%, 03/17/2036		840,000	827,541	0.05
Turkey (Rep of), 6.750%, 05/30/2040		1,285,000	1,245,679	0.08
Turkey (Rep of), 6.000%, 01/14/2041		965,000	863,675	0.06
Turkey (Rep of), 4.875%, 04/16/2043		4,172,000	3,315,956	0.21
Turkey (Rep of), 5.750%, 05/11/2047		4,288,000	3,671,600	0.24
			41,994,844	2.72

Ukraine (Cost $53,592,872)
DTEK Finance PLC, 10.750%, (100% Cash), 12/31/2024(5)		7,737,000	7,864,660	0.51
Metinvest B.V., 8.500%, 04/23/2026		4,041,000	4,231,590	0.27
Ukraine (Rep of), 16.000%, 08/11/2021(4)	UAH	9,165,000	372,334	0.02
Ukraine (Rep of), 17.250%, 01/05/2022(4)	UAH	9,276,000	381,187	0.02
Ukraine (Rep of), 17.000%, 05/11/2022(4)	UAH	8,814,000	365,112	0.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Ukraine (continued)
Ukraine (Rep of), 7.750%, 09/01/2022		1,002,000	$1,065,627	0.07
Ukraine (Rep of), 7.750%, 09/01/2023		3,290,000	3,516,188	0.23
Ukraine (Rep of), 8.994%, 02/01/2024		1,921,000	2,137,113	0.14
Ukraine (Rep of), 7.750%, 09/01/2024		1,350,000	1,446,188	0.09
Ukraine (Rep of), 15.840%, 02/26/2025(4)	UAH	35,105,000	1,499,791	0.10
Ukraine (Rep of), 7.750%, 09/01/2025		5,809,000	6,230,153	0.40
Ukraine (Rep of), 7.750%, 09/01/2026		3,740,000	4,015,825	0.26
Ukraine (Rep of), 7.750%, 09/01/2027		2,246,000	2,414,225	0.16
Ukraine (Rep of), 9.750%, 11/01/2028		7,372,000	8,763,686	0.57
Ukraine (Rep of), 7.375%, 09/25/2032		10,465,000	10,946,369	0.71
Ukraine Railways Via Shortline PLC, 9.875%, 09/15/2021		540,000	560,250	0.04
Ukreximbank Via Biz Finance PLC, 9.750%, 01/22/2025		2,050,000	2,173,000	0.14
			57,983,298	3.75
United Arab Emirates (Cost $3,221,571)
Abu Dhabi (Gov’t of), 3.125%, 09/30/2049(4)		3,300,000	3,175,524	0.21
			3,175,524	0.21
Uruguay (Cost $20,685,558)
Uruguay (Rep of), 9.875%, 06/20/2022	UYU	20,413,000	531,588	0.04
Uruguay (Rep of), 8.500%, 03/15/2028	UYU	65,302,000	1,447,825	0.09
Uruguay (Rep of), 7.875%, 01/15/2033		2,906,000	4,333,602	0.28
Uruguay (Rep of), 7.625%, 03/21/2036		2,304,000	3,404,183	0.22
Uruguay (Rep of), 4.125%, 11/20/2045		1,914,235	2,041,072	0.13
Uruguay (Rep of), 5.100%, 06/18/2050		1,666,000	1,995,035	0.13
Uruguay (Rep of), 4.975%, 04/20/2055		5,240,974	6,131,992	0.40
Uruguay Monetary Regulation Bill, 0.000%, 06/10/2020(3)	UYU	28,920,000	727,091	0.05
Uruguay Monetary Regulation Bill, 0.000%, 07/03/2020(3)	UYU	57,711,000	1,446,061	0.09
Uruguay Monetary Regulation Bill, 0.000%, 03/10/2021(3)	UYU	13,801,000	322,418	0.02
			22,380,867	1.45
Venezuela (Cost $49,980,026)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		28,100,000	7,868,000	0.51
Petroleos de Venezuela S.A., 9.000%, 11/17/2021(6)		3,789,076	227,345	0.01
Petroleos de Venezuela S.A., 12.750%, 02/17/2022(6)		1,695,000	101,700	0.01
Petroleos de Venezuela S.A., 5.375%, 04/12/2027(6)		1,590,000	95,400	0.01
Petroleos de Venezuela S.A., 9.750%, 05/17/2035(6)		5,253,147	315,189	0.02
Venezuela (Rep of), 7.750%, 10/13/2019(6)		1,638,000	169,943	0.01
Venezuela (Rep of), 12.750%, 08/23/2022(6)		3,246,000	336,772	0.02
Venezuela (Rep of), 9.000%, 05/07/2023(6)		1,407,000	145,976	0.01
Venezuela (Rep of), 8.250%, 10/13/2024(6)		3,213,200	333,370	0.02
Venezuela (Rep of), 11.750%, 10/21/2026(6)		12,976,000	1,346,260	0.09
Venezuela (Rep of), 9.250%, 09/15/2027(6)		3,647,000	378,376	0.02
Venezuela (Rep of), 9.250%, 05/07/2028(6)		2,317,000	240,389	0.02
Venezuela (Rep of), 11.950%, 08/05/2031(6)		21,478,800	2,228,425	0.14
			13,787,145	0.89

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Vietnam (Cost $7,589,849)
Vietnam (Rep of), 6.750%, 01/29/2020		4,130,000	$4,166,138	0.27
Vietnam (Rep of), 4.800%, 11/19/2024		3,311,000	3,608,849	0.23
			7,774,987	0.50

Zambia (Cost $7,138,985)
Zambia (Rep of), 5.375%, 09/20/2022(4)		1,221,000	842,490	0.05
Zambia (Rep of), 8.500%, 04/14/2024		1,490,000	1,048,036	0.07
Zambia (Rep of), 8.970%, 07/30/2027		5,340,000	3,729,894	0.24
			5,620,420	0.36

Total Debt Securities (Cost $1,453,972,234)			1,401,655,138	90.73

Bank Loans

United Arab Emirates (Cost $19,237,601)
DP World Ltd., 4.250%, 09/30/2022(10)		15,657,212	14,404,635	0.93
DP World Ltd., 5.250%, 09/30/2022(10)		5,298,754	4,874,854	0.32
			19,279,489	1.25

Total Bank Loans (Cost $19,237,601)			19,279,489	1.25

Credit Linked Notes

Indonesia (Cost $4,476,945)
Indonesia (Rep of), Issued by Standard Chartered, 12.800%, 06/17/2021(4)	IDR	1,840,000,000	144,850	0.01
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/19/2024(4)	IDR	6,958,000,000	531,216	0.03
Indonesia (Rep of), Issued by Standard Chartered, 8.125%, 05/17/2024(4)	IDR	5,702,000,000	433,434	0.03
Indonesia (Rep of), Issued by Standard Chartered, 11.000%, 09/17/2025(4)	IDR	3,602,000,000	310,234	0.02
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/24/2027(4)	IDR	10,298,000,000	743,950	0.05
Indonesia (Rep of), Issued by Standard Chartered, 9.000%, 03/20/2029(4)	IDR	11,300,000,000	912,372	0.06
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/19/2030(4)	IDR	8,356,000,000	741,848	0.05
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/17/2034(4)	IDR	13,035,000,000	1,003,688	0.06
			4,821,592	0.31

Total Credit Linked Notes (Cost $4,476,945)			4,821,592	0.31

Short-Term Investments

Australia (Cost $40,000,000)
Australia and New Zealand Banking Group Ltd., Time Deposit, 1.570%		20,000,000	20,000,000	1.30
Australia and New Zealand Banking Group Ltd., Time Deposit, 1.580%		20,000,000	20,000,000	1.29
			40,000,000	2.59

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
United States (Cost $50,000,000)
Mizuho International PLC, Time Deposit, 1.650%		50,000,000	$50,000,000	3.24
			50,000,000	3.24

Total Short-Term Investments (Cost $90,000,000)			90,000,000	5.83

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

Niger (Cost $265,038)
Savannah Petroleum PLC *	GBP	682,262	$208,640	0.01
			208,640	0.01
Russian Federation (Cost $130,309)
Roust Corp. *(10)		8,407	25,221	—
			25,221	—

Total Equity Securities (Cost $395,347)			233,861	0.01

Total Investments in Securities (Cost $1,568,082,127)			1,515,990,080	98.13

Total Investments (Total Cost $1,568,082,127)			1,515,990,080	98.13
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			28,819,741	1.87

Net Assets			$1,544,809,821	100.00

*	Non-income producing security.

(1)	Local currency is United States Dollars unless otherwise noted below.

(2)	Step coupon bond. Rate as of October 31, 2019 is disclosed.

(3)	Zero coupon bond.

(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(5)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(6)	Issuer has defaulted on terms of debt obligation.

(7)	Maturity has been extended under the terms of a plan of reorganization.

(8)	Security has been deemed worthless and is a Level 3 investment.

(9)

Restricted security that has been deemed illiquid. At October 31, 2019 the value of these restricted illiquid securities amount to $889,372 or 0.06% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
CEDC Finance Corp. International, Inc., 10.000%, 12/31/2022	08/14/2013-05/13/2015	$1,068,941

(10)	Security is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

At October 31, 2019, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2019	HSBC Bank	Chinese Yuan Renminbi	174,749,557	United States Dollar	24,516,619	$279,746
11/04/2019	HSBC Bank	Czech Koruna	217,291,797	United States Dollar	9,344,156	152,200
11/04/2019	Barclays	Hungarian Forint	1,780,551,455	United States Dollar	5,861,946	190,257
11/04/2019	Goldman Sachs	Korean Won	30,431,376,290	United States Dollar	25,536,105	486,891
11/04/2019	Barclays	Polish Zloty	93,778,173	United States Dollar	23,857,517	691,604
11/04/2019	Merrill Lynch	Polish Zloty	21,404,167	United States Dollar	5,362,941	242,626
11/04/2019	Morgan Stanley	Taiwan Dollar	480,101,566	United States Dollar	15,469,183	341,535
11/04/2019	BNP Paribas	United States Dollar	14,948,507	Brazilian Real	59,303,717	191,875
11/13/2019	Santander	Brazilian Real	24,646,165	United States Dollar	5,992,260	151,590
11/29/2019	Barclays	Brazilian Real	11,019,631	United States Dollar	2,679,741	67,257
11/29/2019	Credit Suisse	Brazilian Real	16,856,053	United States Dollar	4,097,740	104,174
11/29/2019	JP Morgan	Brazilian Real	11,365,078	United States Dollar	2,774,000	59,111
11/29/2019	Merrill Lynch	Brazilian Real	17,883,407	United States Dollar	4,415,085	42,930
11/29/2019	Morgan Stanley	Brazilian Real	12,558,595	United States Dollar	3,065,689	64,945
11/29/2019	HSBC Bank	Chinese Yuan Renminbi	23,599,660	United States Dollar	3,338,000	10,711
11/29/2019	JP Morgan	Czech Koruna	28,247,419	United States Dollar	1,201,762	34,403
11/29/2019	Standard Chartered	Czech Koruna	95,368,648	United States Dollar	4,148,402	25,267
11/29/2019	Merrill Lynch	Hungarian Forint	2,623,642,935	United States Dollar	8,916,071	35,710
11/29/2019	Morgan Stanley	Indian Rupee	124,727,065	United States Dollar	1,747,000	2,123
11/29/2019	Standard Chartered	Indonesian Rupiah	36,655,300,000	United States Dollar	2,585,000	9,975
11/29/2019	ANZ	Korean Won	3,263,379,600	United States Dollar	2,756,000	34,637
11/29/2019	Deutsche Bank	Malaysian Ringgit	37,833,340	United States Dollar	9,040,281	8,145
11/29/2019	Credit Suisse	Peruvian Nuevo Sol	38,659,277	United States Dollar	11,510,876	13,621
11/29/2019	Morgan Stanley	Philippine Peso	209,867,359	United States Dollar	4,034,902	94,059
11/29/2019	Barclays	Romanian Leu	20,237,430	United States Dollar	4,724,177	11,296
11/29/2019	HSBC Bank	Romanian Leu	32,405,936	United States Dollar	7,552,201	44,358
11/29/2019	Morgan Stanley	Russian Ruble	693,225,443	United States Dollar	10,751,180	13,935
11/29/2019	ANZ	Singapore Dollar	623,399	United States Dollar	452,821	5,542
11/29/2019	BNP Paribas	Singapore Dollar	5,649,000	United States Dollar	4,113,449	40,063
11/29/2019	Citibank	Singapore Dollar	8,642,263	United States Dollar	6,284,478	69,877
11/29/2019	HSBC Bank	Singapore Dollar	9,491,226	United States Dollar	6,911,000	67,567
11/29/2019	Morgan Stanley	Singapore Dollar	4,852,868	United States Dollar	3,530,000	38,144
11/29/2019	Barclays	Taiwan Dollar	32,072,274	United States Dollar	1,053,000	3,205
11/29/2019	Deutsche Bank	Thai Baht	56,840,966	United States Dollar	1,855,207	27,708
11/29/2019	Goldman Sachs	Thai Baht	20,923,469	United States Dollar	682,992	10,119
11/29/2019	JP Morgan	Thai Baht	19,935,099	United States Dollar	651,016	9,354
11/29/2019	Morgan Stanley	Thai Baht	92,628,360	United States Dollar	3,051,000	17,409
11/29/2019	UBS	Thai Baht	86,639,434	United States Dollar	2,827,196	42,823
11/29/2019	HSBC Bank	Turkish Lira	92,797,941	United States Dollar	15,953,951	148,796
11/29/2019	Barclays	Ukraine Hryvnia	32,024,310	United States Dollar	1,083,000	126,020

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/29/2019	Goldman Sachs	Ukraine Hryvnia	26,014,256	United States Dollar	878,860	$101,160
11/29/2019	Merrill Lynch	Ukraine Hryvnia	49,045,571	United States Dollar	1,650,500	210,318
11/29/2019	Deutsche Bank	United States Dollar	8,687,775	Malaysian Ringgit	36,307,080	4,377
12/03/2019	Deutsche Bank	Malaysian Ringgit	6,152,899	United States Dollar	1,471,000	561

Subtotal Appreciation						4,328,024

12/03/2019	Merrill Lynch	Israeli Shekel	13,210,662	United States Dollar	3,755,447	$(1,802)
12/03/2019	Deutsche Bank	United States Dollar	1,226,625	Malaysian Ringgit	5,137,250	(2,028)
01/31/2020	Deutsche Bank	Brazilian Real	24,454,634	United States Dollar	6,097,500	(12,417)
01/31/2020	Deutsche Bank	Malaysian Ringgit	18,496,000	United States Dollar	4,427,634	(4,031)
01/31/2020	JP Morgan	Russian Ruble	175,377,136	United States Dollar	2,741,660	(18,224)
01/31/2020	Merrill Lynch	United States Dollar	3,544,902	Brazilian Real	14,291,627	(11,305)
01/31/2020	HSBC Bank	United States Dollar	456,095	Chinese Offshore Yuan	3,230,432	(1,885)
01/31/2020	Merrill Lynch	United States Dollar	2,922,520	Colombian Peso	9,962,871,641	(13,488)
01/31/2020	Deutsche Bank	United States Dollar	1,190,939	Indian Rupee	85,866,670	(3,903)
01/31/2020	Deutsche Bank	United States Dollar	970,188	Indonesian Rupiah	13,902,791,136	(14,046)
01/31/2020	Goldman Sachs	United States Dollar	4,766,455	Indonesian Rupiah	68,058,915,604	(34,774)
01/31/2020	HSBC Bank	United States Dollar	533,057	Indonesian Rupiah	7,659,000,000	(3,371)
01/31/2020	Merrill Lynch	United States Dollar	390,484	Indonesian Rupiah	5,562,449,046	(3,304)
01/31/2020	Standard Chartered	United States Dollar	1,477,864	Indonesian Rupiah	21,241,306,433	(12,404)
02/28/2020	Merrill Lynch	South African Rand	46,011,769	United States Dollar	3,103,610	(70,420)
02/28/2020	Deutsche Bank	United States Dollar	2,826,843	Indonesian Rupiah	40,614,667,684	(27,068)
02/28/2020	Standard Chartered	United States Dollar	4,178,586	Indonesian Rupiah	59,494,704,000	(33,282)
02/28/2020	JP Morgan	United States Dollar	3,105,089	Polish Zloty	11,954,904	(24,449)
02/28/2020	Barclays	United States Dollar	2,127,566	Thai Baht	65,142,229	(30,337)
04/29/2020	Santander	Brazilian Real	78,790,000	United States Dollar	19,708,833	(103,400)
04/29/2020	BNP Paribas	United States Dollar	6,934,826	Euro	6,286,426	(82,309)
05/06/2020	JP Morgan	Mexican Peso	304,437,067	United States Dollar	15,725,461	(120,200)
05/06/2020	HSBC Bank	Russian Ruble	2,243,172,903	United States Dollar	34,713,292	(155,587)
05/06/2020	Morgan Stanley	South African Rand	166,172,341	United States Dollar	11,101,840	(147,418)
05/14/2020	HSBC Bank	United States Dollar	20,820,917	Chinese Yuan Renminbi	148,120,000	(181,621)
05/20/2020	Credit Suisse	Chilean Peso	10,647,958,792	United States Dollar	14,771,393	(376,696)
05/22/2020	Standard Chartered	South African Rand	306,452,091	United States Dollar	20,708,181	(680,423)
05/22/2020	HSBC Bank	United States Dollar	22,491,131	Brazilian Real	94,328,930	(1,023,389)

Subtotal Depreciation						(3,193,581)

Total						$1,134,443

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

At October 31, 2019, the Ashmore Emerging Markets Total Return Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty
6.600% (Pay Semiannually)	India Overnight Mumbai Interbank 6 Month Rate (Receive Semiannually)	INR	1,100,000,000	12/13/2023	$ (914,946)	$(11,641)	HSBC Bank
7.005% (Pay Lunar)	MXN-TIIE-BANXICO 28 Day Rate (Receive Lunar)	MXN	796,000,000	9/15/2021	(371,125)	(30,351)	Goldman Sachs
WIBOR Poland 6 Month Rate (Pay Semiannually)	2.400% (Receive Annually)	PLN	13,970,000	3/26/2023	127,038	1,960	Merrill Lynch

					$(1,159,033)	$(40,032)

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$ 223,860,092	$ —	$ 223,860,092
Government Agencies	—	38,675,792	—	38,675,792
Government Bonds	—	1,116,758,662	—	1,116,758,662
Index Linked Government Bonds	—	13,102,795	—	13,102,795
Municipal Bonds	—	660,363	—	660,363
Short Term Bills and Notes	—	8,597,434	—	8,597,434

Total Debt Securities	—	1,401,655,138	—	1,401,655,138
Bank Loans
United Arab Emirates	—	—	19,279,489	19,279,489
Credit Linked Notes
Indonesia	—	4,821,592	—	4,821,592
Short-Term Investments	—	90,000,000	—	90,000,000
Equity Securities
Common Stock
Niger	—	208,640	—	208,640
Russian Federation	—	—	25,221	25,221

Total Common Stock	—	208,640	25,221	233,861

Total Investments	$—	$1,496,685,370	$19,304,710	$1,515,990,080

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 4,328,024	$—	$ 4,328,024
Centrally Cleared Swap Contracts†	—	127,038	—	127,038
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(3,193,581)	—	(3,193,581)
Centrally Cleared Swap Contracts†	—	(1,286,071)	—	(1,286,071)

Total Other Financial Instruments	$—	$ (24,590)	$—	$ (24,590)

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2019:

Category and Subcategory	Beginning Balance at 10/31/2018	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2019	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2019

Investments, at value

Bank Loans

United Arab Emirates	$12,099,283	$ 487,181	$ 7,889,989	$ (482,754)	$68,543	$ (782,753)	$—	$—	$ 19,279,489	$ (782,753)

Common Stock

Russian Federation	16,814	—	—	—	—	8,407	—	—	25,221	8,407

Total	$12,116,097	$ 487,181	$ 7,889,989	$ (482,754)	$68,543	$ (774,346)	$—	$—	$ 19,304,710	$ (774,346)

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2019:

Quantitative Information about Level 3 FairValue Measurements

	Fair Value at 10/31/2019	Valuation Technique	Unobservable Input

Bank Loans	$19,279,489	Broker Quote	Inputs to broker model
Common Stock	25,221	Broker Quote	Inputs to broker model

Total	$19,304,710

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2019:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange Risk	Interest Rate Risk
Assets:
Unrealized Appreciation on Centrally Cleared Swap Contracts	$—	$127,038	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	4,328,024	—

	$4,328,024	$127,038

Liabilities:
Unrealized Depreciation on Centrally Cleared Swap Contracts	$—	$(1,286,071	)†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(3,193,581)	—

	$(3,193,581)	$(1,286,071)

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2019:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange Risk	Interest Rate Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$1,694,550	$—
Net Realized Gain on Interest Rate Swap Contracts	—	808,163

	$1,694,550	$808,163

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(1,190,720)	$—
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(610,388)

	$(1,190,720)	$(610,388)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $1,177,078)
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.250%), 60.240%, 03/01/2020	ARS	1,747,700	$10,795	0.02
Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.000%), 55.747%, 04/03/2022	ARS	3,021,979	15,679	0.04
Argentina POM Politica Monetaria, (Floating, Argentina Blended Historical Policy Rate + 0.000%), 72.238%, 06/21/2020	ARS	6,495,741	35,136	0.08
Argentina Treasury Bills, 0.000%, 05/13/2020(2)	ARS	9,275,300	89,045	0.20
Argentina Treasury Bills, 0.000%, 07/29/2020(2)	ARS	1,715,999	14,143	0.03
Argentina Treasury Bills, 0.000%, 10/29/2020(2)	ARS	8,033,833	53,944	0.12
Ciudad Autonoma De Buenos Aires, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.250%), 57.133%, 03/29/2024	ARS	5,013,699	40,751	0.09
Provincia de Buenos Aires, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.750%), 56.451%, 04/12/2025(3)	ARS	6,760,000	26,932	0.06
			286,425	0.64

Brazil (Cost $6,332,426)
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2021(2)	BRL	3,040,000	702,653	1.58
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2022(2)	BRL	1,190,000	267,409	0.60
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2022(2)	BRL	6,549,000	1,428,116	3.21
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2023	BRL	6,429,000	1,808,665	4.06
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2025	BRL	4,738,000	1,384,618	3.11
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	2,233,000	671,928	1.51
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	BRL	875,000	269,004	0.60
			6,532,393	14.67

Chile (Cost $1,975,112)
Bonos de la Tesoreria de la Republica, 1.500%, 03/01/2026	CLP	7,500	302,975	0.68
Bonos de la Tesoreria de la Republica, 1.900%, 09/01/2030	CLP	1,000	42,915	0.10
Bonos de la Tesoreria de la Republica, 2.000%, 03/01/2035	CLP	3,500	156,635	0.35
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2021	CLP	485,000,000	678,108	1.52
Bonos de la Tesoreria de la Republica en pesos, 4.000%, 03/01/2023(3)	CLP	120,000,000	170,951	0.38
Bonos de la Tesoreria de la Republica en pesos, 4.700%, 09/01/2030(3)	CLP	85,000,000	128,768	0.29
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	CLP	270,000,000	430,339	0.97
			1,910,691	4.29

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
China (Cost $1,259,248)
China (Rep of), 3.290%, 05/23/2029	CNY	7,040,000	$1,001,254	2.25
China (Rep of), 3.860%, 07/22/2049	CNY	1,600,000	226,414	0.51
			1,227,668	2.76

Colombia (Cost $2,107,134)
Colombian TES, 4.750%, 02/23/2023	COP	3,492,000	307,871	0.69
Colombian TES, 7.500%, 08/26/2026	COP	1,268,600,000	415,539	0.93
Colombian TES, 3.300%, 03/17/2027	COP	3,771,000	323,638	0.73
Colombian TES, 7.750%, 09/18/2030	COP	926,200,000	310,964	0.70
Colombian TES, 7.000%, 06/30/2032	COP	611,400,000	194,025	0.43
Colombian TES, 3.000%, 03/25/2033	COP	3,989,000	328,744	0.74
Colombian TES, 7.250%, 10/18/2034	COP	601,800,000	195,891	0.44
			2,076,672	4.66

Czech Republic (Cost $436,934)
Czech (Rep of), 0.950%, 05/15/2030	CZK	2,360,000	98,368	0.22
Czech (Rep of), 2.000%, 10/13/2033	CZK	6,600,000	309,519	0.69
Czech (Rep of), 4.200%, 12/04/2036	CZK	620,000	38,124	0.09
			446,011	1.00

Dominican Republic (Cost $159,333)
Dominican (Rep of), 9.750%, 06/05/2026	DOP	8,050,000	154,979	0.35
			154,979	0.35

Egypt (Cost $469,809)
Egypt (Rep of), 15.900%, 07/02/2024	EGP	755,000	49,229	0.11
Egypt (Rep of), 16.100%, 05/07/2029	EGP	777,000	52,693	0.12
Egypt Treasury Bills, 0.000%, 01/21/2020(2)	EGP	525,000	31,460	0.07
Egypt Treasury Bills, 0.000%, 01/28/2020(2)	EGP	2,375,000	141,963	0.32
Egypt Treasury Bills, 0.000%, 07/14/2020(2)	EGP	3,675,000	206,330	0.46
			481,675	1.08

Hungary (Cost $1,076,020)
Hungary (Rep of), 1.750%, 10/26/2022	HUF	9,360,000	32,921	0.07
Hungary (Rep of), 3.000%, 06/26/2024	HUF	71,770,000	267,280	0.60
Hungary (Rep of), 5.500%, 06/24/2025	HUF	134,050,000	564,944	1.27
Hungary (Rep of), 3.000%, 10/27/2027	HUF	24,500,000	92,121	0.21
Hungary (Rep of), 6.750%, 10/22/2028	HUF	22,820,000	109,620	0.25
Hungary (Rep of), 3.000%, 08/21/2030	HUF	12,130,000	45,182	0.10
			1,112,068	2.50

India (Cost $1,864,044)
India (Rep of), 7.370%, 04/16/2023	INR	42,480,000	623,562	1.40
India (Rep of), 7.720%, 05/25/2025	INR	64,220,000	956,572	2.15
India (Rep of), 7.590%, 01/11/2026	INR	15,000,000	221,712	0.50
			1,801,846	4.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Indonesia (Cost $3,458,689)
Indonesia (Rep of), 8.250%, 07/15/2021	IDR	3,576,000,000	$264,156	0.59
Indonesia (Rep of), 8.375%, 09/15/2026	IDR	3,169,000,000	246,700	0.55
Indonesia (Rep of), 6.125%, 05/15/2028	IDR	9,260,000,000	629,916	1.41
Indonesia (Rep of), 9.000%, 03/15/2029	IDR	6,881,000,000	555,578	1.25
Indonesia (Rep of), 8.250%, 05/15/2029	IDR	1,935,000,000	149,880	0.34
Indonesia (Rep of), 7.000%, 09/15/2030	IDR	2,250,000,000	159,532	0.36
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	2,679,000,000	212,924	0.48
Indonesia (Rep of), 7.500%, 08/15/2032	IDR	2,690,000,000	193,709	0.43
Indonesia (Rep of), 6.625%, 05/15/2033	IDR	6,490,000,000	435,842	0.98
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	1,654,000,000	127,357	0.29
Indonesia (Rep of), 7.500%, 06/15/2035	IDR	2,155,000,000	154,674	0.35
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	3,036,000,000	228,896	0.51
Indonesia (Rep of), 8.375%, 04/15/2039	IDR	2,303,000,000	175,974	0.40
			3,535,138	7.94

Malaysia (Cost $2,168,017)
Malaysia (Rep of), 3.620%, 11/30/2021	MYR	447,000	108,060	0.24
Malaysia (Rep of), 3.882%, 03/10/2022	MYR	622,000	151,309	0.34
Malaysia (Rep of), 3.757%, 04/20/2023	MYR	800,000	194,417	0.44
Malaysia (Rep of), 3.478%, 06/14/2024	MYR	1,313,000	315,994	0.71
Malaysia (Rep of), 4.181%, 07/15/2024	MYR	795,000	197,069	0.44
Malaysia (Rep of), 3.955%, 09/15/2025	MYR	1,135,000	279,572	0.63
Malaysia (Rep of), 3.906%, 07/15/2026	MYR	492,000	121,214	0.27
Malaysia (Rep of), 3.900%, 11/30/2026	MYR	321,000	78,924	0.18
Malaysia (Rep of), 3.899%, 11/16/2027	MYR	301,000	74,134	0.16
Malaysia (Rep of), 3.733%, 06/15/2028	MYR	382,000	92,922	0.21
Malaysia (Rep of), 3.885%, 08/15/2029	MYR	373,000	92,427	0.21
Malaysia (Rep of), 4.498%, 04/15/2030	MYR	195,000	50,268	0.11
Malaysia (Rep of), 4.232%, 06/30/2031	MYR	210,000	53,012	0.12
Malaysia (Rep of), 3.844%, 04/15/2033	MYR	350,000	84,721	0.19
Malaysia (Rep of), 4.642%, 11/07/2033	MYR	447,000	117,272	0.26
Malaysia (Rep of), 3.828%, 07/05/2034	MYR	750,000	181,965	0.41
			2,193,280	4.92

Mexico (Cost $3,242,210)
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	2,120,000	104,154	0.23
Mexican Bonos, 10.000%, 12/05/2024	MXN	11,450,000	681,762	1.53
Mexican Bonos, 7.500%, 06/03/2027	MXN	2,960,000	160,789	0.36
Mexican Bonos, 8.500%, 05/31/2029	MXN	18,910,000	1,101,551	2.47
Mexican Bonos, 7.750%, 11/23/2034	MXN	2,910,000	162,283	0.37
Mexican Bonos, 7.750%, 11/13/2042	MXN	18,500,000	1,027,293	2.31
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	3,770,000	174,424	0.39
			3,412,256	7.66

Peru (Cost $1,004,233)
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	625,000	207,885	0.47

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Peru (continued)
Peru (Rep of), 5.940%, 02/12/2029(3)	PEN	631,000	$213,788	0.48
Peru (Rep of), 6.950%, 08/12/2031	PEN	879,000	321,385	0.72
Peru (Rep of), 6.150%, 08/12/2032(3)	PEN	447,000	153,470	0.34
Peru (Rep of), 6.900%, 08/12/2037	PEN	615,000	227,152	0.51
			1,123,680	2.52

Philippines (Cost $338,503)
Philippines (Rep of), 4.950%, 01/15/2021	PHP	5,000,000	99,665	0.22
Philippines (Rep of), 3.900%, 11/26/2022	PHP	10,000,000	196,224	0.44
			295,889	0.66

Poland (Cost $1,454,628)
Poland (Rep of), 3.250%, 07/25/2025	PLN	1,792,000	505,022	1.13
Poland (Rep of), 2.500%, 07/25/2026	PLN	560,000	152,133	0.34
Poland (Rep of), 2.500%, 07/25/2027	PLN	324,000	88,192	0.20
Poland (Rep of), 2.750%, 04/25/2028	PLN	926,000	257,151	0.58
Poland (Rep of), 2.750%, 10/25/2029	PLN	1,807,000	505,876	1.14
			1,508,374	3.39

Romania (Cost $88,113)
Romania (Rep of), 5.800%, 07/26/2027	RON	320,000	83,344	0.19
			83,344	0.19

Russian Federation (Cost $2,402,173)
Russian Federal Bond - OFZ, 7.000%, 08/16/2023	RUB	10,745,000	172,932	0.39
Russian Federal Bond - OFZ, 7.100%, 10/16/2024	RUB	11,281,000	183,163	0.41
Russian Federal Bond - OFZ, 7.750%, 09/16/2026	RUB	42,021,000	710,699	1.60
Russian Federal Bond - OFZ, 7.050%, 01/19/2028	RUB	4,897,000	79,959	0.18
Russian Federal Bond - OFZ, 8.500%, 09/17/2031	RUB	24,778,000	449,800	1.01
Russian Federal Bond - OFZ, 7.700%, 03/23/2033	RUB	28,920,000	496,564	1.11
Russian Federal Bond - OFZ, 7.250%, 05/10/2034	RUB	24,476,000	404,991	0.91
			2,498,108	5.61

South Africa (Cost $4,301,819)
South Africa (Rep of), 7.750%, 02/28/2023	ZAR	7,261,000	483,650	1.09
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	4,378,000	317,836	0.71
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	9,989,000	607,816	1.37
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	6,800,000	375,135	0.84
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	3,316,000	198,696	0.45
South Africa (Rep of), 8.875%, 02/28/2035	ZAR	1,767,000	108,563	0.24
South Africa (Rep of), 6.250%, 03/31/2036	ZAR	540,000	25,536	0.06
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	3,300,000	192,293	0.43
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	3,028,000	182,348	0.41
South Africa (Rep of), 6.500%, 02/28/2041	ZAR	2,738,000	125,625	0.28
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	7,000,000	406,196	0.91
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	10,170,000	586,287	1.32
			3,609,981	8.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Thailand (Cost $1,331,547)
Thailand (Rep of), 4.875%, 06/22/2029	THB	1,891,000	$81,033	0.18
Thailand (Rep of), 3.650%, 06/20/2031	THB	2,833,000	114,173	0.26
Thailand (Rep of), 3.775%, 06/25/2032	THB	4,988,000	205,916	0.46
Thailand (Rep of), 3.400%, 06/17/2036	THB	9,402,000	389,254	0.88
Thailand (Rep of), 3.300%, 06/17/2038	THB	4,200,000	174,936	0.39
Thailand (Rep of), 2.875%, 06/17/2046	THB	7,070,000	287,781	0.65
Thailand (Rep of), 3.600%, 06/17/2067	THB	8,524,000	410,472	0.92
			1,663,565	3.74

Turkey (Cost $1,318,859)
Turkey (Rep of), 3.000%, 02/23/2022	TRY	305,000	111,439	0.25
Turkey (Rep of), 11.000%, 03/02/2022	TRY	762,000	129,922	0.29
Turkey (Rep of), 8.000%, 03/12/2025	TRY	584,000	83,526	0.19
Turkey (Rep of), 10.600%, 02/11/2026	TRY	2,151,065	345,013	0.78
Turkey (Rep of), 11.000%, 02/24/2027	TRY	534,000	86,490	0.19
Turkey (Rep of), 10.500%, 08/11/2027	TRY	1,425,000	224,321	0.50
			980,711	2.20

Ukraine (Cost $171,829)
Ukraine (Rep of), 17.000%, 05/11/2022(3)	UAH	662,000	27,423	0.06
Ukraine (Rep of), 15.840%, 02/26/2025(3)	UAH	3,490,000	149,103	0.34
			176,526	0.40

Uruguay (Cost $352,708)
Uruguay (Rep of), 9.875%, 06/20/2022	UYU	1,106,000	28,802	0.06
Uruguay (Rep of), 8.500%, 03/15/2028	UYU	2,562,000	56,803	0.13
Uruguay Monetary Regulation Bill, 0.000%, 06/10/2020(2)	UYU	2,872,000	72,206	0.16
Uruguay Monetary Regulation Bill, 0.000%, 07/03/2020(2)	UYU	5,776,000	144,729	0.32
Uruguay Monetary Regulation Bill, 0.000%, 03/10/2021(2)	UYU	1,060,000	24,764	0.06
			327,304	0.73

Total Debt Securities (Cost $38,490,466)			37,438,584	84.07

Credit Linked Notes

Indonesia (Cost $1,912,296)
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/19/2024(3)	IDR	2,600,000,000	198,500	0.45
Indonesia (Rep of), Issued by Standard Chartered, 8.125%, 05/17/2024(3)	IDR	9,817,000,000	746,233	1.67
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/24/2027(3)	IDR	6,950,000,000	502,083	1.13
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/19/2030(3)	IDR	1,064,000,000	94,462	0.21
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/17/2034(3)	IDR	4,693,000,000	361,359	0.81

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Indonesia (continued)
Indonesia (Rep of), Issued by Standard Chartered, 8.250%, 05/19/2036(3)	IDR	2,022,000,000	$152,447	0.34
			2,055,084	4.61

Total Credit Linked Notes (Cost $1,912,296)			2,055,084	4.61

Total Investments in Securities (Cost $40,402,762)			39,493,668	88.68

Total Investments (Total Cost $40,402,762)			39,493,668	88.68

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			5,039,509	11.32

Net Assets			$44,533,177	100.00

(1)	Local currency is United States Dollars unless otherwise noted below.
(2)	Zero coupon bond.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2019, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2019	Barclays	Brazilian Real	749,107	United States Dollar	182,167	$4,572
11/04/2019	Credit Suisse	Brazilian Real	743,392	United States Dollar	180,720	4,594
11/04/2019	HSBC Bank	Brazilian Real	2,082,248	United States Dollar	496,477	22,591
11/04/2019	JP Morgan	Brazilian Real	1,480,000	United States Dollar	353,669	15,268
11/04/2019	Morgan Stanley	Brazilian Real	853,723	United States Dollar	208,403	4,415
11/04/2019	Santander	Brazilian Real	18,121,984	United States Dollar	4,343,823	173,664
11/29/2019	HSBC Bank	Czech Koruna	22,480,908	United States Dollar	966,742	15,746
11/29/2019	Barclays	Hungarian Forint	259,512,842	United States Dollar	854,370	27,730
11/29/2019	Citibank	Indonesian Rupiah	668,105,000	United States Dollar	47,000	298
11/29/2019	Deutsche Bank	Malaysian Ringgit	3,134,612	United States Dollar	749,054	637
11/29/2019	Citibank	Philippine Peso	1,192,320	United States Dollar	23,000	458
11/29/2019	HSBC Bank	Romanian Leu	1,565,442	United States Dollar	366,889	244
11/29/2019	JP Morgan	Romanian Leu	393,685	United States Dollar	92,310	18
11/29/2019	Morgan Stanley	Russian Ruble	73,155,306	United States Dollar	1,134,560	1,470
11/29/2019	BNP Paribas	Singapore Dollar	554,000	United States Dollar	403,408	3,929
11/29/2019	Citibank	Singapore Dollar	847,181	United States Dollar	616,053	6,850
11/29/2019	Goldman Sachs	Singapore Dollar	11,926	United States Dollar	8,668	100
11/29/2019	HSBC Bank	Singapore Dollar	639,375	United States Dollar	465,000	5,110

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/29/2019	Morgan Stanley	Singapore Dollar	475,664	United States Dollar	346,000	$3,739
11/29/2019	Barclays	Thai Baht	100,355,314	United States Dollar	3,277,636	46,736
11/29/2019	Deutsche Bank	Thai Baht	4,851,430	United States Dollar	158,323	2,385
11/29/2019	Goldman Sachs	Thai Baht	3,816,781	United States Dollar	124,589	1,846
11/29/2019	HSBC Bank	Thai Baht	1,830,000	United States Dollar	60,000	621
11/29/2019	JP Morgan	Thai Baht	1,050,563	United States Dollar	34,308	493
11/29/2019	Morgan Stanley	Thai Baht	1,425,154	United States Dollar	46,800	410
11/29/2019	UBS	Thai Baht	9,218,221	United States Dollar	300,807	4,556
11/29/2019	HSBC Bank	Turkish Lira	4,702,998	United States Dollar	808,546	7,541
11/29/2019	Deutsche Bank	United States Dollar	359,673	Malaysian Ringgit	1,503,111	181
12/03/2019	Merrill Lynch	Brazilian Real	8,275,823	United States Dollar	2,052,739	6,546
12/03/2019	BNP Paribas	United States Dollar	2,333,072	Brazilian Real	9,255,762	29,947
12/03/2019	JP Morgan	United States Dollar	130,000	Brazilian Real	518,284	1,034
01/31/2020	Merrill Lynch	Colombian Peso	3,189,237,368	United States Dollar	935,535	4,318
01/31/2020	JP Morgan	Czech Koruna	3,819,511	United States Dollar	162,498	4,652
01/31/2020	Merrill Lynch	Hungarian Forint	21,957,062	United States Dollar	74,618	299
01/31/2020	Credit Suisse	Peruvian Nuevo Sol	1,762,025	United States Dollar	524,646	621
01/31/2020	Merrill Lynch	Polish Zloty	10,157,313	United States Dollar	2,544,975	115,138
01/31/2020	HSBC Bank	Romanian Leu	759,139	United States Dollar	174,917	2,881
02/28/2020	Standard Chartered	Czech Koruna	3,020,218	United States Dollar	131,375	800
02/28/2020	Barclays	Romanian Leu	2,282,433	United States Dollar	532,806	1,274
04/29/2020	Merrill Lynch	Ukraine Hryvnia	2,668,739	United States Dollar	89,400	11,964
05/06/2020	Merrill Lynch	Ukraine Hryvnia	2,062,174	United States Dollar	69,800	8,331
05/14/2020	Barclays	Ukraine Hryvnia	2,071,300	United States Dollar	70,000	8,254
05/22/2020	Goldman Sachs	Ukraine Hryvnia	2,539,680	United States Dollar	85,800	9,876
05/20/2020	Barclays	Ukraine Hryvnia	1,033,550	United States Dollar	35,000	3,964

Subtotal Appreciation						566,101

11/04/2019	Deutsche Bank	United States Dollar	365,300	Brazilian Real	1,503,321	(9,451)
11/04/2019	Merrill Lynch	United States Dollar	5,485,715	Brazilian Real	22,527,132	(129,897)
11/29/2019	Deutsche Bank	Malaysian Ringgit	2,006,000	United States Dollar	480,203	(437)
11/29/2019	JP Morgan	Russian Ruble	14,109,951	United States Dollar	220,580	(1,466)
11/29/2019	Merrill Lynch	South African Rand	3,492,086	United States Dollar	235,550	(5,345)
11/29/2019	Morgan Stanley	South African Rand	3,539,932	United States Dollar	236,500	(3,140)
11/29/2019	HSBC Bank	United States Dollar	18,694	Chinese Offshore Yuan	132,403	(77)
11/29/2019	Morgan Stanley	United States Dollar	1,165,295	Indian Rupee	84,514,162	(19,899)
11/29/2019	Deutsche Bank	United States Dollar	309,330	Indonesian Rupiah	4,452,197,820	(5,859)
11/29/2019	Goldman Sachs	United States Dollar	110,564	Indonesian Rupiah	1,572,000,000	(724)
11/29/2019	Merrill Lynch	United States Dollar	43,599	Indonesian Rupiah	621,074,608	(369)
11/29/2019	Standard Chartered	United States Dollar	183,104	Indonesian Rupiah	2,607,029,000	(1,458)
11/29/2019	Deutsche Bank	United States Dollar	375,680	Malaysian Ringgit	1,574,629	(917)
11/29/2019	Morgan Stanley	United States Dollar	183,289	Philippine Peso	9,533,426	(4,273)
11/29/2019	JP Morgan	United States Dollar	288,164	Polish Zloty	1,109,460	(2,269)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/29/2019	ANZ	United States Dollar	732,582	Singapore Dollar	1,008,546	$(8,966)
11/29/2019	Goldman Sachs	United States Dollar	1,101,139	Singapore Dollar	1,519,600	(16,169)
11/29/2019	Citibank	United States Dollar	1,626,490	Thai Baht	49,669,350	(18,858)
11/29/2019	JP Morgan	United States Dollar	43,200	Thai Baht	1,314,144	(332)
12/03/2019	Deutsche Bank	Brazilian Real	1,659,666	United States Dollar	413,820	(843)
01/31/2020	Credit Suisse	Chilean Peso	229,044,561	United States Dollar	317,742	(8,103)
01/31/2020	JP Morgan	Mexican Peso	18,210,367	United States Dollar	940,642	(7,190)
01/31/2020	HSBC Bank	Russian Ruble	43,134,552	United States Dollar	667,511	(2,992)
01/31/2020	Standard Chartered	South African Rand	6,245,153	United States Dollar	422,010	(13,866)
01/31/2020	JP Morgan	United States Dollar	139,397	Colombian Peso	475,900,350	(849)
01/31/2020	Citibank	United States Dollar	181,691	Hungarian Forint	53,373,937	(419)
01/31/2020	Deutsche Bank	United States Dollar	613,503	Indian Rupee	44,233,555	(2,011)
01/31/2020	Deutsche Bank	United States Dollar	315,485	Indonesian Rupiah	4,532,736,080	(3,021)
01/31/2020	Goldman Sachs	United States Dollar	98,300	Indonesian Rupiah	1,410,308,910	(800)
01/31/2020	Standard Chartered	United States Dollar	86,544	Indonesian Rupiah	1,241,385,555	(686)
02/28/2020	HSBC Bank	United States Dollar	90,270	Indonesian Rupiah	1,297,000,000	(571)
02/28/2020	Standard Chartered	United States Dollar	118,845	Indonesian Rupiah	1,711,960,496	(1,059)
02/28/2020	HSBC Bank	United States Dollar	1,214,507	Chinese Yuan Renminbi	8,640,000	(10,594)
04/29/2020	Merrill Lynch	United States Dollar	72,950	Ukraine Hryvnia	1,936,823	(614)
05/14/2020	Barclays	United States Dollar	72,950	Ukraine Hryvnia	1,951,413	(775)

Subtotal Depreciation						(284,299)

Total						$281,802

At October 31, 2019, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty

MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	4.055% (Receive Quarterly)	MYR	1,300,000	4/27/2026	$13,616	—	$13,616	HSBC Bank
WIBOR Poland 6 Month Rate (Pay Semiannually)	1.955% (Receive Annually)	PLN	6,400,000	09/24/2020	2,452	—	2,452	BNP Paribas

							$16,068

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

At October 31, 2019, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty

Budapest Interbank 6 Month Rate (Pay Semiannually)	1.795% (Receive Annually)	HUF	93,000,000	10/09/2020	$ 4,793	$ 40	HSBC Bank

6.600% (Pay Semiannually)	India Overnight Mumbai Interbank 6 Month Rate (Receive Semiannually)	INR	65,000,000	12/13/2023	(54,065)	(688)	HSBC Bank

WIBOR Poland 6 Month Rate (Pay Semiannually)	2.400% (Receive Annually)	PLN	2,556,000	03/26/2023	23,243	359	MerrillLynch

					$ (26,029)	$ (289)

**Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$278,578	$—	$278,578
Government Agencies	—	207,885	—	207,885
Government Bonds	—	34,744,453	—	34,744,453
Index Linked Government Bonds	—	1,574,217	—	1,574,217
Municipal Bonds	—	67,683	—	67,683
Short-Term Investments	—	565,768	—	565,768

Total Debt Securities	—	37,438,584	—	37,438,584
Credit Linked Notes
Indonesia	—	2,055,084	—	2,055,084

Total Investments	$—	$39,493,668	$—	$39,493,668

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$566,101	$—	$566,101
Interest Rate Swap Contracts	—	16,068	—	16,068
Centrally Cleared Swap Contracts†	—	28,036	—	28,036
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(284,299)	—	(284,299)
Centrally Cleared Swap Contracts†	—	(54,065)	—	(54,065)

Total Other Financial Instruments	$—	$271,841	$—	$271,841

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2019:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange Risk	Interest Rate Risk
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$16,068
Unrealized Appreciation on Centrally Cleared Swap Contracts	—	28,036	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	566,101	—

	$566,101	$44,104

Liabilities:
Unrealized Depreciation on Centrally Cleared Swap Contracts	$—	$(54,065	)†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(284,299)	—

	$(284,299)	$(54,065)

† Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2019:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange Risk	Interest Rate Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(692,185)	$ —
Net Realized Gain on Interest Rate Swap Contracts	—	127,095

	$(692,185)	$127,095

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 441,670	$ —
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	214,535

	$ 441,670	$214,535

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $21,280,431)
Genneia S.A., 8.750%, 01/20/2022		1,450,000	$978,750	0.21
IRSA Propiedades Comerciales S.A., 8.750%, 03/23/2023		2,280,000	1,835,423	0.39
Pampa Energia S.A., 7.375%, 07/21/2023		3,445,000	2,997,150	0.64
Pampa Energia S.A., 7.500%, 01/24/2027		1,955,000	1,565,975	0.34
Rio Energy S.A./UGEN S.A./UENSA S.A., 6.875%, 02/01/2025		3,415,000	1,980,734	0.42
Telecom Argentina S.A., 6.500%, 06/15/2021		930,000	881,175	0.19
Telecom Argentina S.A., 8.000%, 07/18/2026		1,000,000	894,010	0.19
YPF S.A., 8.500%, 03/23/2021		1,915,000	1,747,437	0.38
YPF S.A., 8.750%, 04/04/2024		5,045,000	4,212,575	0.90
YPF S.A., 8.500%, 07/28/2025		1,615,000	1,279,080	0.27
			18,372,309	3.93

Brazil (Cost $76,377,489)
Andrade Gutierrez International S.A., 11.000%, (57% PIK), 08/20/2021(2)(3)		1,590,579	1,606,501	0.34
Braskem Netherlands Finance B.V., 5.875%, 01/31/2050(2)		1,690,000	1,679,522	0.36
CSN Resources S.A., 6.500%, 07/21/2020		2,129,000	2,166,258	0.46
CSN Resources S.A., 7.625%, 04/17/2026		1,955,000	1,984,325	0.43
Gerdau Trade, Inc., 4.875%, 10/24/2027		1,250,000	1,323,750	0.28
Gol Finance S.A., 8.875%, 01/24/2022		1,923,000	1,932,634	0.41
Gol Finance S.A., 7.000%, 01/31/2025		720,000	736,200	0.16
GTL Trade Finance, Inc., 7.250%, 04/16/2044		395,000	485,356	0.11
GTL Trade Finance, Inc./Gerdau Holdings, Inc., 5.893%, 04/29/2024		834,000	919,485	0.20
InterCement Financial Operations B.V., 5.750%, 07/17/2024		4,925,000	3,619,924	0.78
NBM US Holdings, Inc., 7.000%, 05/14/2026		3,190,000	3,382,995	0.72
NBM US Holdings, Inc., 6.625%, 08/06/2029(2)		2,070,000	2,155,646	0.46
Oi S.A., 10.000%, (100% Cash), 07/27/2025(3)		5,864,000	5,299,590	1.13
Petrobras Global Finance B.V., 6.875%, 01/20/2040		10,260,000	11,982,397	2.56
Petrobras Global Finance B.V., 6.850%, 06/05/2115		17,560,000	20,185,220	4.31
Samarco Mineracao S.A., 4.125%, 11/01/2022(4)		9,738,000	6,621,937	1.42
Samarco Mineracao S.A., 5.750%, 10/24/2023(4)		7,153,000	5,060,748	1.08
Samarco Mineracao S.A., 5.375%, 09/26/2024(4)		1,470,000	1,043,700	0.22
St Marys Cement, Inc., 5.750%, 01/28/2027		2,020,000	2,278,560	0.49
Suzano Austria GmbH, 5.000%, 01/15/2030		365,000	375,768	0.08
Suzano Austria GmbH, 7.000%, 03/16/2047		1,300,000	1,511,250	0.32
Unigel Luxembourg S.A., 8.750%, 10/01/2026(2)		1,640,000	1,646,150	0.35
Vale Overseas Ltd., 6.250%, 08/10/2026		960,000	1,118,592	0.24
Votorantim Cimentos International S.A., 7.250%, 04/05/2041		1,705,000	2,156,842	0.46
			81,273,350	17.37

Chile (Cost $2,043,753)
Enel Chile S.A., 4.875%, 06/12/2028		635,000	700,087	0.15
GNL Quintero S.A., 4.634%, 07/31/2029		820,000	866,330	0.18

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Chile (continued)
Inversiones CMPC S.A., 4.750%, 09/15/2024		475,000	$499,914	0.11
			2,066,331	0.44

China (Cost $61,911,804)
Bank of China Ltd., (Floating, ICE LIBOR USD 3M + 0.850%), 2.952%, 03/08/2023		2,935,000	2,948,190	0.63
Bank of China Ltd., 5.000%, 11/13/2024		2,660,000	2,897,507	0.62
CFLD Cayman Investment Ltd., 8.600%, 04/08/2024		4,145,000	4,212,688	0.90
Chalco Hong Kong Investment Co. Ltd., (Variable, 7.931% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.250%, 11/07/2021(5)		2,365,000	2,389,855	0.51
China Evergrande Group, 7.500%, 06/28/2023		4,875,000	4,162,109	0.89
China Evergrande Group, 9.500%, 03/29/2024		1,865,000	1,665,975	0.36
China Evergrande Group, 8.750%, 06/28/2025		4,240,000	3,550,860	0.76
China Minmetals Corp., (Variable, 4.717% - U.S. Treasury Yield Curve Rate CMT 5Y), 3.750%, 11/13/2022(5)		2,470,000	2,481,366	0.53
Country Garden Holdings Co. Ltd., 7.125%, 04/25/2022		1,475,000	1,576,751	0.34
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016(2)(4)(6)(7)		282,201	—	—
Fufeng Group Ltd., 5.875%, 08/28/2021		870,000	903,382	0.19
ICBCIL Finance Co. Ltd., (Floating, ICE LIBOR USD 3M + 0.950%), 3.108%, 05/15/2021		1,960,000	1,957,050	0.42
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		3,680,000	3,478,407	0.74
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023		840,000	812,237	0.17
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024		4,065,000	3,659,366	0.78
Leader Goal International Ltd., (Variable, 6.919% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.250%, 01/19/2023(5)		1,065,000	1,086,920	0.23
Prime Bloom Holdings Ltd., 7.500%, 12/19/2019		1,790,000	1,613,127	0.34
Prime Bloom Holdings Ltd., 6.950%, 07/05/2022		4,945,000	3,363,095	0.72
Ronshine China Holdings Ltd., 8.750%, 10/25/2022		1,865,000	1,901,300	0.41
Shenzhen International Holdings Ltd., (Variable, 6.850% - U.S. Treasury Yield Curve Rate CMT 5Y), 3.950%, 11/29/2022(5)		1,915,000	1,920,669	0.41
Shimao Property Holdings Ltd., 5.600%, 07/15/2026		1,465,000	1,529,393	0.33
Sunac China Holdings Ltd., 7.950%, 10/11/2023		4,785,000	4,851,391	1.04
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020		2,785,000	1,865,933	0.40
Zhenro Properties Group Ltd., 9.800%, 08/20/2021		1,700,000	1,754,400	0.37
Zhenro Properties Group Ltd., 8.650%, 01/21/2023		1,650,000	1,636,263	0.35
Zhongrong International Resources Co. Ltd., 7.250%, 10/26/2020		2,570,000	1,317,631	0.28
			59,535,865	12.72

Colombia (Cost $13,922,856)
Ecopetrol S.A., 7.375%, 09/18/2043		2,495,000	3,312,137	0.71
Ecopetrol S.A., 5.875%, 05/28/2045		2,145,000	2,472,649	0.53
Empresa de Telecomunicaciones de Bogota, 7.000%, 01/17/2023	COP	3,260,000,000	916,747	0.20

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Colombia (continued)
Empresas Publicas de Medellin ESP, 4.250%, 07/18/2029		825,000	$863,610	0.18
Frontera Energy Corp., 9.700%, 06/25/2023		4,700,000	5,005,500	1.07
Promigas S.A. ESP / Gases del Pacifico S.A.C., 3.750%, 10/16/2029(2)		900,000	900,000	0.19
SURA Asset Management S.A., 4.375%, 04/11/2027		300,000	318,753	0.07
			13,789,396	2.95

Czech Republic (Cost $2,256,706)
CPI Property Group S.A., 4.750%, 03/08/2023		275,000	289,712	0.06
New World Resources N.V., 8.000%, 04/07/2020(4)(7)	EUR	1,685,299	—	—
New World Resources N.V., 4.000%, 10/07/2020(4)(7)	EUR	700,590	—	—
New World Resources N.V., 16.651%, 10/07/2020(2)(4)(7)(8)(9)	EUR	101,612	—	—
			289,712	0.06

Ecuador (Cost $9,853,392)
International Airport Finance S.A., 12.000%, 03/15/2033		4,870,000	5,252,295	1.12
Petroamazonas EP, 4.625%, 02/16/2020		1,882,429	1,868,311	0.40
Petroamazonas EP, 4.625%, 11/06/2020		2,740,000	2,709,175	0.58
			9,829,781	2.10

Egypt (Cost $3,402,611)
ADES International Holding PLC, 8.625%, 04/24/2024		3,385,000	3,474,533	0.74
			3,474,533	0.74

Hong Kong (Cost $1,649,562)
Bank of East Asia (The) Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.700%), 4.000%, 11/03/2026(5)		1,630,000	1,648,976	0.35
			1,648,976	0.35

India (Cost $3,491,023)
Adani Transmission Ltd., 4.000%, 08/03/2026		360,000	368,505	0.08
Power Finance Corp. Ltd., 3.750%, 06/18/2024		1,150,000	1,178,564	0.25
Power Finance Corp. Ltd., 4.500%, 06/18/2029		1,880,000	1,962,714	0.42
			3,509,783	0.75

Indonesia (Cost $15,031,630)
Adaro Indonesia PT, 4.250%, 10/31/2024(2)		1,500,000	1,476,000	0.32
Eterna Capital Pte. Ltd., 8.000%, 12/11/2022(3)		4,711,651	2,782,134	0.59
Indonesia Asahan Aluminium Persero PT, 6.530%, 11/15/2028		1,100,000	1,330,269	0.28
Medco Oak Tree Pte. Ltd., 7.375%, 05/14/2026		1,300,000	1,323,461	0.28
Minejesa Capital B.V., 4.625%, 08/10/2030		2,470,000	2,553,412	0.55
Pertamina Persero PT, 6.000%, 05/03/2042		1,975,000	2,369,334	0.51
Perusahaan Listrik Negara PT, 4.125%, 05/15/2027		2,059,000	2,152,499	0.46
			13,987,109	2.99

Iraq (Cost $12,587,012)
DNO A.S.A., 8.750%, 05/31/2023(2)		4,800,000	4,855,200	1.04
DNO A.S.A., 8.375%, 05/29/2024(2)		3,075,000	3,036,562	0.65

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Iraq (continued)
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		4,530,000	$4,688,010	1.00
			12,579,772	2.69

Israel (Cost $20,324,014)
Altice Financing S.A., 7.500%, 05/15/2026		4,695,000	4,988,438	1.07
Israel Chemicals Ltd., 6.375%, 05/31/2038(2)		781,000	939,504	0.20
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/2036		3,540,000	2,911,650	0.62
Teva Pharmaceutical Finance Netherlands III B.V., 6.750%, 03/01/2028		5,015,000	4,499,044	0.96
Teva Pharmaceutical Finance Netherlands III B.V., 4.100%, 10/01/2046		9,699,000	6,643,815	1.42
			19,982,451	4.27

Jamaica (Cost $14,591,988)
Digicel Group One Ltd., 8.250%, 12/30/2022		5,892,000	3,483,645	0.74
Digicel Group Two Ltd., 8.250%, 09/30/2022		5,557,000	1,444,820	0.31
Digicel Group Two Ltd., 9.125%, (17% PIK), 04/01/2024(3)		14,053,410	2,529,614	0.54
			7,458,079	1.59

Kazakhstan (Cost $2,526,499)
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		430,000	579,776	0.13
Kazakhstan Temir Zholy National Co. JSC, 4.850%, 11/17/2027		660,000	755,957	0.16
Tengizchevroil Finance Co. International Ltd., 4.000%, 08/15/2026		1,345,000	1,409,738	0.30
			2,745,471	0.59

Kuwait (Cost $4,827,332)
NBK Tier 1 Financing Ltd., (Variable, USD Swap 6Y + 4.119%), 5.750%, 04/09/2021(5)		4,675,000	4,810,575	1.03
			4,810,575	1.03

Mexico (Cost $24,370,842)
Alfa S.A.B. de C.V., 6.875%, 03/25/2044		1,000,000	1,191,520	0.25
Alpek S.A.B. de C.V., 4.250%, 09/18/2029(2)		695,000	707,858	0.15
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.035%), 6.875%, 07/06/2022(5)		2,210,000	2,281,847	0.49
Cometa Energia S.A. de C.V., 6.375%, 04/24/2035		3,701,580	4,006,960	0.85
Industrias Penoles S.A.B. de C.V., 4.150%, 09/12/2029(2)		800,000	807,000	0.17
Mexico Generadora de Energia S. de rl, 5.500%, 12/06/2032		638,788	687,495	0.15
Petroleos Mexicanos, 6.500%, 03/13/2027		1,755,000	1,860,300	0.40
Petroleos Mexicanos, 6.750%, 09/21/2047		3,985,000	3,965,075	0.85
Petroleos Mexicanos, 7.690%, 01/23/2050(2)		3,305,000	3,591,345	0.77
Trust F/1401, 5.250%, 12/15/2024		1,385,000	1,487,144	0.32
Trust F/1401, 4.869%, 01/15/2030		710,000	740,175	0.16
Trust F/1401, 6.390%, 01/15/2050		4,005,000	4,269,530	0.91
			25,596,249	5.47

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Mongolia (Cost $3,529,939)
Mongolian Mining Corp., 1.822%, 04/01/2020(3)(8)		3,390,888	$1,907,713	0.41
Mongolian Mining Corp./Energy Resources LLC, 9.250%, 04/15/2024		2,100,000	1,965,563	0.42
			3,873,276	0.83

Morocco (Cost $4,327,310)
OCP S.A., 5.625%, 04/25/2024		1,320,000	1,447,275	0.31
OCP S.A., 4.500%, 10/22/2025		1,520,000	1,606,962	0.34
OCP S.A., 6.875%, 04/25/2044		1,170,000	1,456,650	0.31
			4,510,887	0.96

Panama (Cost $3,193,117)
Banco General S.A., 4.125%, 08/07/2027		665,000	695,723	0.15
Banistmo S.A., 3.650%, 09/19/2022		2,215,000	2,242,687	0.48
Cable Onda S.A., 4.500%, 01/30/2030(2)		300,000	303,981	0.06
			3,242,391	0.69

Peru (Cost $5,042,135)
Ajecorp B.V., 6.500%, 05/14/2022		219,000	214,073	0.05
Banco Internacional del Peru S.A.A. Interbank, 3.250%, 10/04/2026(2)		1,465,000	1,461,337	0.31
Intercorp Financial Services, Inc., 4.125%, 10/19/2027		880,000	906,400	0.20
Intercorp Peru Ltd., 3.875%, 08/15/2029(2)		1,075,000	1,080,375	0.23
Kallpa Generacion S.A., 4.125%, 08/16/2027		925,000	944,888	0.20
Nexa Resources S.A., 5.375%, 05/04/2027		540,000	573,755	0.12
			5,180,828	1.11

Poland (Cost $2,300,000)
Walnut Bidco PLC, 9.125%, 08/01/2024(2)		2,300,000	2,360,375	0.50
			2,360,375	0.50

Qatar (Cost $3,560,005)
Nakilat, Inc., 6.067%, 12/31/2033		500,000	605,650	0.13
QNB Finance Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 3.474%, 05/31/2021		2,930,000	2,950,080	0.63
			3,555,730	0.76

Russian Federation (Cost $17,637,945)
CEDC Finance Corp. International, Inc., 10.000%, 12/31/2022(2)(9)		5,052,696	4,193,738	0.90
Credit Bank of Moscow Via CBOM Finance PLC, (Variable, USD Swap 5Y + 5.416%), 7.500%, 10/05/2027(5)		7,680,000	7,153,920	1.53
Sovcombank Via SovCom Capital DAC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.427%), 8.000%, 04/07/2030(2)(5)		3,900,000	4,043,169	0.86
VEON Holdings B.V., 4.000%, 04/09/2025(2)		2,100,000	2,157,351	0.46
			17,548,178	3.75

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Saudi Arabia (Cost $4,537,332)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		1,715,000	$1,855,253	0.40
Saudi Arabian Oil Co., 4.375%, 04/16/2049		1,330,000	1,443,995	0.31
Saudi Electricity Global Sukuk Co. 3, 5.500%, 04/08/2044		1,175,000	1,407,062	0.30
			4,706,310	1.01

Singapore (Cost $2,205,331)
GLP Pte. Ltd., 3.875%, 06/04/2025		2,190,000	2,219,460	0.47
			2,219,460	0.47

South Africa (Cost $9,110,714)
Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024		695,000	734,963	0.16
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 05/15/2029		1,745,000	1,971,850	0.42
Liquid Telecommunications Financing PLC, 8.500%, 07/13/2022		3,645,000	3,628,962	0.77
Prosus N.V., 5.500%, 07/21/2025		1,180,000	1,315,530	0.28
Sasol Financing International Ltd., 4.500%, 11/14/2022		1,405,000	1,447,150	0.31
			9,098,455	1.94

Tanzania (Cost $1,338,815)
HTA Group Ltd., 9.125%, 03/08/2022		1,320,000	1,373,011	0.29
			1,373,011	0.29

Thailand (Cost $2,484,681)
Bangkok Bank PCL, 9.025%, 03/15/2029		440,000	630,179	0.13
Bangkok Bank PCL, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.900%), 3.733%, 09/25/2034(2)(5)		915,000	927,241	0.20
Thaioil Treasury Center Co. Ltd., 3.500%, 10/17/2049(2)		1,000,000	991,684	0.21
			2,549,104	0.54

Turkey (Cost $26,920,141)
Akbank T.A.S., (Variable, USD Swap 5Y + 5.026%), 7.200%, 03/16/2027(5)		1,965,000	1,855,982	0.40
Akbank T.A.S., (Variable, USD Swap 5Y + 4.029%), 6.797%, 04/27/2028(5)		5,160,000	4,596,528	0.98
Turkiye Garanti Bankasi A.S., (Variable, USD Swap 5Y + 4.220%), 6.125%, 05/24/2027(5)		5,235,000	4,685,325	1.00
Turkiye Is Bankasi A.S., (Variable, USD Swap 5Y + 5.117%), 7.000%, 06/29/2028(5)		5,380,000	4,945,296	1.06
Turkiye Vakiflar Bankasi T.A.O., 8.125%, 03/28/2024		3,870,000	3,984,861	0.85
Yapi ve Kredi Bankasi A.S., 5.500%, 12/06/2022		1,220,000	1,180,350	0.25
Yapi ve Kredi Bankasi A.S., 5.850%, 06/21/2024		3,115,000	3,003,346	0.64
Yapi ve Kredi Bankasi A.S., 8.250%, 10/15/2024		4,525,000	4,764,825	1.02
			29,016,513	6.20

Ukraine (Cost $21,431,064)
DTEK Finance PLC, 10.750%, (100% Cash), 12/31/2024(3)		9,490,568	9,647,162	2.06
Metinvest B.V., 7.750%, 04/23/2023		1,870,000	1,955,085	0.42
Metinvest B.V., 8.500%, 04/23/2026		5,452,000	5,709,138	1.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Ukraine (continued)
Metinvest B.V., 7.750%, 10/17/2029(2)		5,000,000	$4,943,000	1.06
			22,254,385	4.76

United Arab Emirates (Cost $11,583,027)
Abu Dhabi National Energy Co. PJSC, 4.375%, 06/22/2026		685,000	738,958	0.16
Abu Dhabi National Energy Co. PJSC, 4.000%, 10/03/2049(2)		1,200,000	1,219,920	0.26
DP World Crescent Ltd., 3.750%, 01/30/2030(2)		800,000	801,000	0.17
EMG Sukuk Ltd., 4.564%, 06/18/2024		705,000	737,747	0.16
First Abu Dhabi Bank PJSC, (Variable, USD Swap 5Y + 3.350%), 5.250%, 06/17/2020(5)		4,610,000	4,644,575	0.99
NMC Health Jersey Ltd., 1.875%, 04/30/2025		2,000,000	1,726,000	0.37
Tabreed Sukuk SPC Ltd., 5.500%, 10/31/2025		1,595,000	1,786,400	0.38
			11,654,600	2.49

Venezuela (Cost $8,318,882)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		7,112,500	1,991,500	0.42
Petroleos de Venezuela S.A., 9.750%, 05/17/2035(4)		6,744,093	404,646	0.09
			2,396,146	0.51

Vietnam (Cost $610,859)
No Va Land Investment Group Corp., 5.500%, 04/27/2023		637,000	615,438	0.13
			615,438	0.13

Zambia (Cost $8,938,303)
First Quantum Minerals Ltd., 7.250%, 04/01/2023		4,495,000	4,509,047	0.97
First Quantum Minerals Ltd., 6.875%, 03/01/2026		4,940,000	4,835,025	1.03
			9,344,072	2.00

Total Debt Securities (Cost $427,518,544)			416,448,901	88.98

Bank Loans

Brazil (Cost $2,100,000)
Samarco Mineracao S.A., 3.887%, 12/31/2049(8)(10)		3,000,000	1,980,000	0.42
			1,980,000	0.42

Czech Republic (Cost $362,933)
New World Resources N.V., 8.500%, 10/07/2016(6)(7)	EUR	504,895	—	—
			—	—

Ghana (Cost $3,000,000)
Karpower International B.V., 10.872%, 11/16/2023(10)		3,000,000	3,007,500	0.64
			3,007,500	0.64

Malaysia (Cost $1,117,978)
DRB-Hicom Bhd., 4.203%, 01/22/2021(10)		1,158,974	1,118,410	0.24
			1,118,410	0.24

Nigeria (Cost $1,035,598)
Seven Energy Ltd., 13.250%, 06/30/2020(10)		1,085,453	542,727	0.12
			542,727	0.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
United Arab Emirates (Cost $11,815,023)
DP World Ltd., 4.250%, 09/30/2022(10)		12,430,581	$11,436,135	2.45
DP World Ltd., 5.250%, 09/30/2022(10)		417,779	384,356	0.08
			11,820,491	2.53

Total Bank Loans (Cost $19,431,532)			18,469,128	3.95

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

Czech Republic (Cost $1,093,253)
New World Resources PLC, Class A *(7)	GBP	36,580,138	$—	—
			—	—

Mongolia (Cost $2,417,611)
Mongolian Mining Corp. *	HKD	1,473,169	137,073	0.03
			137,073	0.03
Niger (Cost $877,496)
Savannah Petroleum PLC *	GBP	2,258,852	690,772	0.15
			690,772	0.15
Russian Federation (Cost $655,356)
Roust Corp. *(10)		13,359	40,077	0.01
Roust Corp., Class C *(10)		28,922	86,766	0.01
			126,843	0.02

Total Equity Securities (Cost $5,043,716)			954,688	0.20

Total Investments (Total Cost $451,993,792)			435,872,717	93.13

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			32,135,064	6.87

Net Assets			$468,007,781	100.00

*	Non-income producing security.

(1)	Local currency is United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

(4)	Issuer has defaulted on terms of debt obligation.

(5)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(6)	Maturity has been extended under the terms of a plan of reorganization.

(7)	Security has been deemed worthless and is a Level 3 investment.

(8)	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

(9)

Restricted security that has been deemed illiquid. At October 31, 2019, the value of these restricted illiquid securities amount to $4,193,738 or 0.9% of net assets. Additional information on each restricted illiquid security is as follows:

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

SECURITY	ACQUISITION DATE	ACQUISITION COST
CEDC Finance Corp. International, Inc., 10.000%, 12/31/2022	07/29/2014-03/06/2018	$4,958,106
New World Resources N.V., 16.651%, 10/07/2020	10/07/2014	-

(10)	Security is a Level 3 investment.

Percentages shown are based on net assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Income Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$397,912,421	$—	$397,912,421
Corporate Convertible Bonds	—	4,623,285	—	4,623,285
Financial Certificates	—	4,732,209	—	4,732,209
Government Agencies	—	9,180,986	—	9,180,986

Total Debt Securities	—	416,448,901	—	416,448,901
Bank Loans
Brazil	—	—	1,980,000	1,980,000
Ghana	—	—	3,007,500	3,007,500
Malaysia	—	—	1,118,410	1,118,410
Nigeria	—	—	542,727	542,727
United Arab Emirates	—	—	11,820,491	11,820,491

Total Bank Loans	—	—	18,469,128	18,469,128
Equity Securities
Common Stock
Mongolia	—	137,073	—	137,073
Niger	—	690,772	—	690,772
Russian Federation	—	—	126,843	126,843

Total Common Stock	—	827,845	126,843	954,688
Total Investments	$—	$417,276,746	$18,595,971	$435,872,717

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2019:

Category and Subcategory	Beginning Balance at 10/31/2018	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2019	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2019
Investments, at value
Corporate Bonds
China	$—	$(8,429)	$280,557	$(273,028)	$ (53,279)	$54,179	$—	$—	$—	$—
Turkey	—	(171,850)	—	169,180	(464,830)	467,500	—	—	—	—
Bank Loans
Brazil	1,890,000	—	—	—	—	90,000	—	—	1,980,000	90,000
Ghana	—	—	3,000,000	—	—	7,500	—	—	3,007,500	7,500
Malaysia	1,863,783	40,116	—	(772,407)	38,242	(51,324)	—	—	1,118,410	(51,324)
Nigeria	646,496	—	—	—	—	(103,769)	—	—	542,727	(103,769)
United Arab Emirates	9,243,678	281,328	3,012,360	(298,439)	30,588	(449,024)	—	—	11,820,491	(449,024)
Common Stock
Russian Federation	84,562	—	—	—	—	42,281	—	—	126,843	42,281
Total	$13,728,519	$141,165	$6,292,917	$(1,174,694)	$(449,279)	$57,343	$—	$—	$18,595,971	$(464,336)

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2019:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2019	Valuation Technique	Unobservable Input
Bank Loans	$17,926,401	Broker quote	Inputs to broker model
Bank Loans	542,727	Indicative bid	Bid source
Common Stock	126,843	Broker quote	Inputs to broker model
Total	$18,595,971

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2019:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$119,466

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(56,998)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $8,287,239)
Republic of Angola Via Avenir II B.V., (Floating, ICE LIBOR USD 6M + 4.500%), 6.908%, 12/07/2023		8,640,000	$8,143,200	0.62
			8,143,200	0.62
Argentina (Cost $240,088,983)
Argentina (Rep of), 6.875%, 04/22/2021		155,677,000	70,445,399	5.38
Argentina (Rep of), 5.625%, 01/26/2022		39,683,000	16,666,860	1.28
Argentina Bonar Bonds, 8.750%, 05/07/2024		46,051,000	14,493,832	1.11
Empresa Distribuidora Y Comercializadora Norte, 9.750%, 10/25/2022		650,000	442,007	0.04
Genneia S.A., 8.750%, 01/20/2022		4,120,000	2,781,000	0.21
IRSA Propiedades Comerciales S.A., 8.750%, 03/23/2023		9,075,000	7,305,466	0.56
Mastellone Hermanos S.A., 12.625%, 07/03/2021		1,720,000	1,315,817	0.10
Pampa Energia S.A., 7.375%, 07/21/2023		13,340,000	11,605,800	0.89
Pan American Energy LLC, 7.875%, 05/07/2021		1,586,667	1,602,533	0.12
Telecom Argentina S.A., 6.500%, 06/15/2021		8,889,000	8,422,328	0.64
YPF S.A., 8.500%, 03/23/2021		20,695,000	18,884,187	1.44
			153,965,229	11.77

Bahrain (Cost $5,983,933)
Batelco International Finance No. 1 Ltd., 4.250%, 05/01/2020		6,000,000	6,000,000	0.46
			6,000,000	0.46

Brazil (Cost $104,896,876)
Banco do Brasil S.A., 5.875%, 01/26/2022		15,000,000	15,766,500	1.20
Banco do Brasil S.A., 4.875%, 04/19/2023		8,000,000	8,390,000	0.64
Banco Votorantim S.A., 4.000%, 09/24/2022(2)		4,500,000	4,601,700	0.35
CSN Resources S.A., 6.500%, 07/21/2020		17,893,000	18,206,128	1.39
CSN Resources S.A., 7.625%, 02/13/2023		20,960,000	21,714,560	1.66
CSN Resources S.A., 7.625%, 02/13/2023(2)		4,000,000	4,144,000	0.32
Gol Finance S.A., 8.875%, 01/24/2022		3,202,000	3,218,042	0.25
Itau Unibanco Holding S.A., 6.200%, 12/21/2021		9,000,000	9,562,500	0.73
Itau Unibanco Holding S.A., 5.125%, 05/13/2023		5,000,000	5,302,500	0.41
MARB BondCo PLC, 7.000%, 03/15/2024		10,235,000	10,644,400	0.81
Votorantim S.A., 6.750%, 04/05/2021		4,850,000	5,104,625	0.39
			106,654,955	8.15

China (Cost $258,944,742)
Central China Real Estate Ltd., 8.750%, 01/23/2021		2,943,000	3,013,632	0.23
Central China Real Estate Ltd., 6.500%, 03/05/2021		6,998,000	6,980,505	0.53
Central China Real Estate Ltd., 6.875%, 08/08/2022		1,000,000	987,048	0.08
Central China Real Estate Ltd., 7.250%, 04/24/2023		13,160,000	12,981,696	0.99
CFLD Cayman Investment Ltd., 6.500%, 12/21/2020		6,500,000	6,532,922	0.50
CFLD Cayman Investment Ltd., 7.125%, 04/08/2022		3,540,000	3,550,878	0.27
China Aoyuan Group Ltd., 7.950%, 02/19/2023		3,230,000	3,398,217	0.26
China Evergrande Group, 8.250%, 03/23/2022		15,000,000	13,894,209	1.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
China (continued)
China Evergrande Group, 9.500%, 04/11/2022		2,500,000	$2,364,969	0.18
China Evergrande Group, 10.000%, 04/11/2023		20,000,000	18,599,154	1.42
China Hongqiao Group Ltd., 7.125%, 07/22/2022		1,800,000	1,737,000	0.13
China SCE Group Holdings Ltd., 7.450%, 04/17/2021		5,470,000	5,593,466	0.43
GCL New Energy Holdings Ltd., 7.100%, 01/30/2021		12,500,000	11,562,991	0.88
ICBC Standard Bank PLC, 8.125%, 12/02/2019		1,355,000	1,359,593	0.10
Kaisa Group Holdings Ltd., 7.250%, 06/30/2020		4,804,000	4,816,112	0.37
Kaisa Group Holdings Ltd., 11.750%, 02/26/2021		3,440,000	3,569,162	0.27
Kaisa Group Holdings Ltd., 7.875%, 06/30/2021		1,249,000	1,224,066	0.09
Kaisa Group Holdings Ltd., 11.250%, 04/09/2022		3,600,000	3,636,072	0.28
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022		10,655,000	10,071,311	0.77
Kaisa Group Holdings Ltd., 11.950%, 10/22/2022(2)		5,500,000	5,575,625	0.43
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023		12,655,000	12,529,368	0.96
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023		4,200,000	4,061,185	0.31
KWG Group Holdings Ltd., 7.875%, 08/09/2021		6,750,000	6,993,000	0.53
KWG Group Holdings Ltd., 6.000%, 09/15/2022		5,900,000	5,843,766	0.45
Logan Property Holdings Co. Ltd., 5.250%, 02/23/2023		4,220,000	4,154,397	0.32
Prime Bloom Holdings Ltd., 7.500%, 12/19/2019		6,825,000	6,150,612	0.47
Prime Bloom Holdings Ltd., 6.950%, 07/05/2022		6,470,000	4,400,247	0.34
Ronshine China Holdings Ltd., 10.500%, 03/01/2022		356,000	375,754	0.03
Ronshine China Holdings Ltd., 8.750%, 10/25/2022		4,922,000	5,017,802	0.38
Ronshine China Holdings Ltd., 8.950%, 01/22/2023		2,553,000	2,596,293	0.20
Scenery Journey Ltd., 11.000%, 11/06/2020		13,200,000	13,463,040	1.03
Sunac China Holdings Ltd., 8.750%, 12/05/2019		4,590,000	4,607,213	0.35
Sunac China Holdings Ltd., 6.875%, 08/08/2020		3,630,000	3,661,616	0.28
Sunac China Holdings Ltd., 7.350%, 07/19/2021		7,500,000	7,615,019	0.58
Sunac China Holdings Ltd., 7.875%, 02/15/2022		1,365,000	1,394,651	0.11
Sunac China Holdings Ltd., 7.950%, 08/08/2022		4,265,000	4,355,932	0.33
Sunac China Holdings Ltd., 8.350%, 04/19/2023		14,650,000	15,035,706	1.15
Sunac China Holdings Ltd., 7.950%, 10/11/2023		4,171,000	4,228,872	0.32
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020		2,640,000	1,768,784	0.14
Yuzhou Properties Co. Ltd., 6.375%, 03/06/2021		5,600,000	5,639,200	0.43
Yuzhou Properties Co. Ltd., 8.625%, 01/23/2022		1,190,000	1,243,542	0.10
Yuzhou Properties Co. Ltd., 8.500%, 02/04/2023		6,590,000	6,853,964	0.52
Yuzhou Properties Co. Ltd., 6.000%, 10/25/2023		5,060,000	4,806,682	0.37
Zhenro Properties Group Ltd., 8.650%, 01/21/2023		10,833,000	10,742,812	0.82
			258,988,085	19.79

Colombia (Cost $11,419,858)
Bancolombia S.A., 5.125%, 09/11/2022		6,000,000	6,314,400	0.48
Frontera Energy Corp., 9.700%, 06/25/2023		5,000,000	5,325,000	0.41
			11,639,400	0.89

Ecuador (Cost $202,965,752)
Ecuador (Rep of), 10.500%, 03/24/2020		6,897,000	6,983,282	0.53
Ecuador (Rep of), 10.750%, 03/28/2022		92,667,000	97,996,279	7.49

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Ecuador (continued)
Ecuador (Rep of), 8.750%, 06/02/2023		42,190,000	$42,717,797	3.27
Ecuador (Rep of), 7.950%, 06/20/2024		21,427,000	20,596,918	1.57
Petroamazonas EP, 4.625%, 02/16/2020		8,583,333	8,518,958	0.65
Petroamazonas EP, 4.625%, 11/06/2020		23,805,846	23,538,030	1.80
			200,351,264	15.31

India (Cost $2,130,472)
Greenko Dutch B.V., 4.875%, 07/24/2022		2,210,000	2,223,835	0.17
			2,223,835	0.17
Iraq (Cost $17,413,126)
DNO A.S.A., 8.750%, 05/31/2023(2)		13,600,000	13,756,400	1.05
DNO A.S.A., 8.375%, 05/29/2024(2)		335,000	330,812	0.03
Oilflow SPV 1 DAC, 12.000%, 01/13/2022		3,070,000	3,177,084	0.24
			17,264,296	1.32

Jamaica (Cost $18,859,405)
Digicel Group One Ltd., 8.250%, 12/30/2022		7,000,000	4,138,750	0.31
Digicel Group Two Ltd., 8.250%, 09/30/2022		2,000,000	520,000	0.04
Digicel Ltd., 6.000%, 04/15/2021		13,500,000	10,057,635	0.77
			14,716,385	1.12

Kazakhstan (Cost $19,817,719)
Halyk Savings Bank of Kazakhstan JSC, 5.500%, 12/21/2022		19,808,670	19,955,016	1.52
			19,955,016	1.52

Lebanon (Cost $151,038,165)
Lebanon (Rep of), 5.450%, 11/28/2019		37,750,000	36,381,563	2.78
Lebanon (Rep of), 6.375%, 03/09/2020		37,574,000	31,245,787	2.39
Lebanon (Rep of), 5.800%, 04/14/2020		23,032,000	18,921,617	1.44
Lebanon (Rep of), 6.150%, 06/19/2020		758,000	625,350	0.05
Lebanon (Rep of), 8.250%, 04/12/2021		55,465,000	38,243,117	2.92
			125,417,434	9.58

Mexico (Cost $878,922)
BBVA Bancomer S.A., 6.500%, 03/10/2021		841,000	883,059	0.07
			883,059	0.07

Pakistan (Cost $683,394)
Third Pakistan International Sukuk (The) Co. Ltd., 5.500%, 10/13/2021		690,000	692,400	0.05
			692,400	0.05

Peru (Cost $3,200,878)
Ajecorp B.V., 6.500%, 05/14/2022		3,770,000	3,685,175	0.28
			3,685,175	0.28

Qatar (Cost $26,974,735)
QNB Finance Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 3.474%, 05/31/2021		13,800,000	13,894,573	1.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Qatar (continued)
QNB Finance Ltd., (Floating, ICE LIBOR USD 3M + 1.000%), 2.902%, 05/02/2022		13,000,000	$13,000,000	1.00
			26,894,573	2.06

Russian Federation (Cost $1,563,568)
Koks OAO Via Koks Finance DAC, 7.500%, 05/04/2022		1,500,000	1,518,105	0.12
			1,518,105	0.12

South Africa (Cost $13,375,956)
Liquid Telecommunications Financing PLC, 8.500%, 07/13/2022		13,320,000	13,261,392	1.01
			13,261,392	1.01

Tanzania (Cost $2,553,319)
HTA Group Ltd., 9.125%, 03/08/2022		2,500,000	2,600,400	0.20
			2,600,400	0.20
Turkey (Cost $48,053,855)
Akbank T.A.S., 4.000%, 01/24/2020		1,370,000	1,370,066	0.10
Export Credit Bank of Turkey, 5.375%, 02/08/2021		5,246,000	5,275,797	0.40
Export Credit Bank of Turkey, 5.000%, 09/23/2021		2,350,000	2,354,794	0.18
Export Credit Bank of Turkey, 4.250%, 09/18/2022		2,473,000	2,374,080	0.18
Export Credit Bank of Turkey, 5.375%, 10/24/2023		1,580,000	1,532,600	0.12
Turkiye Is Bankasi A.S., 6.000%, 10/24/2022		11,250,000	10,859,062	0.83
Turkiye Is Bankasi A.S., 7.850%, 12/10/2023		2,000,000	2,026,500	0.16
Turkiye Vakiflar Bankasi T.A.O., 5.625%, 05/30/2022		7,540,000	7,389,200	0.56
Yapi ve Kredi Bankasi A.S., 4.000%, 01/22/2020		1,810,000	1,810,362	0.14
Yapi ve Kredi Bankasi A.S., 5.500%, 12/06/2022		11,310,000	10,942,425	0.84
Yapi ve Kredi Bankasi A.S., 6.100%, 03/16/2023		3,915,000	3,889,553	0.30
			49,824,439	3.81

Ukraine (Cost $76,409,213)
Metinvest B.V., 7.500%, 12/31/2021		5,017,278	4,985,870	0.38
Metinvest B.V., 7.500%, 12/31/2021		158,403	157,412	0.01
Metinvest B.V., 7.750%, 04/23/2023		17,387,000	18,178,108	1.39
Ukraine (Rep of), 7.750%, 09/01/2022		29,899,000	31,797,586	2.43
Ukraine (Rep of), 7.750%, 09/01/2023		11,550,000	12,344,063	0.95
Ukraine (Rep of), 8.994%, 02/01/2024		9,910,000	11,024,875	0.84
			78,487,914	6.00

United States (Cost $3,959,357)
JBS Investments GmbH, 6.250%, 02/05/2023		3,880,000	3,955,272	0.30
			3,955,272	0.30

Venezuela (Cost $32,680,072)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020		37,855,500	10,599,540	0.81
			10,599,540	0.81

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Par	Value	% of Net Assets
Zambia (Cost $3,343,066)
First Quantum Minerals Ltd., 7.250%, 04/01/2023		3,370,000	$3,380,531	0.26
			3,380,531	0.26

Total Debt Securities (Cost $1,255,522,605)			1,121,101,899	85.67

Bank Loans

China (Cost $10,173,421)
KWG Group Holdings Ltd., 5.706%, 05/06/2022(3)		3,000,000	2,865,000	0.22
Sunac China Holdings Ltd., 9.617%, 01/25/2021(3)		3,600,000	3,549,600	0.27
Sunac China Holdings Ltd., 8.394%, 04/30/2021(3)		3,800,000	3,691,130	0.28
			10,105,730	0.77

Malaysia (Cost $314,935)
DRB-Hicom Bhd., 4.203%, 01/22/2021(3)		323,137	311,827	0.02
			311,827	0.02

Ukraine (Cost $5,376,058)
Metinvest B.V., 6.627%, 10/24/2022(3)		5,626,856	5,563,835	0.43
			5,563,835	0.43

United Arab Emirates (Cost $44,934,627)
DP World Ltd., 4.250%, 09/30/2022(3)		45,418,839	41,785,332	3.19
DP World Ltd., 5.250%, 09/30/2022(3)		2,091,532	1,924,209	0.15
			43,709,541	3.34

Total Bank Loans (Cost $60,799,041)			59,690,933	4.56

Short-Term Investments

Canada (Cost $50,000,000)
Canadian Imperial Bank of Commerce, 1.620%, 11/01/2019		25,000,000	25,000,000	1.91
Canadian Imperial Bank of Commerce, 1.650%, 11/01/2019		25,000,000	25,000,000	1.91
			50,000,000	3.82

United States (Cost $20,000,000)
Mizuho International PLC, 1.650%, 11/01/2019		20,000,000	20,000,000	1.53
			20,000,000	1.53

Total Short-Term Investments (Cost $70,000,000)			70,000,000	5.35

Total Investments (Total Cost $1,386,321,646)			1,250,792,832	95.58
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			57,811,475	4.42

Net Assets			$1,308,604,307	100.00

(1)	Local currency is United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Security is a Level 3 investment.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

Percentages shown are based on net assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$658,387,903	$—	$658,387,903
Government Agencies	—	11,537,271	—	11,537,271
Government Bonds	—	451,176,725	—	451,176,725

Total Debt Securities	—	1,121,101,899	—	1,121,101,899
Bank Loans
China	—	—	10,105,730	10,105,730
Malaysia	—	—	311,827	311,827
Ukraine	—	—	5,563,835	5,563,835
United Arab Emirates	—	—	43,709,541	43,709,541

Total Bank Loans	—	—	59,690,933	59,690,933
Short-Term Investments	—	70,000,000	—	70,000,000
Total Investments	$—	$1,191,101,899	$59,690,933	$1,250,792,832

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2019:

Category and Subcategory	Beginning Balance at 10/31/2018	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2019	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2019
Investments, at value
Bank Loans
China	$ —	$ 71,421	$10,102,000	$ —	$ —	$ (67,691)	$—	$—	$10,105,730	$ (67,691)
Malaysia	519,649	8,142	—	(215,360)	7,676	(8,280)	—	—	311,827	(8,280)
Ukraine	—	66,087	6,933,287	(1,700,264)	76,948	187,777	—	—	5,563,835	187,777
Turkey	1,267,500	10,937	—	(1,300,000)	15,063	6,500	—	—	—	—
United Arab Emirates	18,993,873	631,100	25,214,202	—	76,416	(1,206,050)	—	—	43,709,541	(1,206,050)
Total	$20,781,022	$787,687	$42,249,489	$(3,215,624)	$176,103	$(1,087,744)	$—	$—	$59,690,933	$(1,094,244)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2019:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2019	Valuation Technique	Unobservable Input
Bank Loans	$59,690,933	Broker Quote	Inputs to broker model

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2019:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$33,037

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $1,998,369)
Cogna Educacao	BRL	174,900	$421,714	2.04
CVC Brasil Operadora e Agencia de Viagens S.A.	BRL	48,500	619,579	2.99
Petroleo Brasileiro S.A. ADR (New York Exchange) *		14,993	243,486	1.17
Vale S.A. ADR *		54,169	635,944	3.07
			1,920,723	9.27

China (Cost $5,467,014)
Alibaba Group Holding Ltd. ADR *		8,432	1,489,682	7.19
Anhui Conch Cement Co. Ltd., Class H	HKD	121,000	720,160	3.48
China Overseas Land & Investment Ltd.	HKD	173,363	543,859	2.62
China Vanke Co. Ltd., Class H	HKD	101,800	371,631	1.79
CNOOC Ltd.	HKD	259,000	384,380	1.85
Ping An Insurance Group Co. of China Ltd., Class H	HKD	18,000	206,287	1.00
Tencent Holdings Ltd.	HKD	40,800	1,663,726	8.03
			5,379,725	25.96

Colombia (Cost $319,261)
Ecopetrol S.A. ADR		18,075	329,869	1.59
			329,869	1.59

Hong Kong (Cost $384,902)
AIA Group Ltd.	HKD	38,800	384,991	1.86
			384,991	1.86

Hungary (Cost $297,137)
OTP Bank Nyrt.	HUF	7,059	325,459	1.57
			325,459	1.57

India (Cost $1,674,891)
HDFC Bank Ltd. ADR		11,316	691,294	3.33
ICICI Bank Ltd. ADR		39,720	517,552	2.50
Maruti Suzuki India Ltd.	INR	7,520	801,395	3.87
			2,010,241	9.70

Indonesia (Cost $637,746)
Bank Central Asia Tbk PT	IDR	315,000	704,295	3.40
			704,295	3.40

Mexico (Cost $1,189,164)
Fomento Economico Mexicano S.A.B. de C.V. ADR		2,258	201,007	0.97
Grupo Financiero Banorte S.A.B. de C.V., Series O	MXN	96,500	526,733	2.54
Grupo Mexico S.A.B. de C.V., Series B	MXN	165,000	434,619	2.10
			1,162,359	5.61

Peru (Cost $514,480)
Credicorp Ltd.		2,348	502,566	2.43
			502,566	2.43

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
Russian Federation (Cost $326,675)
LUKOIL PJSC ADR		4,367	$402,198	1.94
			402,198	1.94

Saudi Arabia (Cost $347,104)
Samba Financial Group	SAR	33,937	250,554	1.21
			250,554	1.21

South Africa (Cost $936,291)
Absa Group Ltd.	ZAR	46,303	474,454	2.29
FirstRand Ltd.	ZAR	89,000	384,497	1.85
			858,951	4.14

South Korea (Cost $2,470,690)
LG Electronics, Inc.	KRW	3,458	198,692	0.96
NCSoft Corp.	KRW	882	391,065	1.89
Samsung Electronics Co. Ltd.	KRW	11,090	479,322	2.31
Samsung Electronics Co. Ltd. GDR (2)		725	774,825	3.74
SK Hynix, Inc.	KRW	11,376	799,095	3.85
			2,642,999	12.75

Taiwan (Cost $1,161,737)
Largan Precision Co. Ltd.	TWD	2,600	380,233	1.83
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	88,000	854,944	4.13
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		3,263	168,469	0.81
			1,403,646	6.77

United Arab Emirates (Cost $468,766)
NMC Health PLC	GBP	15,026	426,304	2.06
			426,304	2.06

Total Common Stocks (Cost $18,194,227)			18,704,880	90.26

Preferred Stocks

Brazil (Cost $601,779)
Petroleo Brasileiro S.A. ADR, 0.060% (3)		43,059	649,760	3.14
			649,760	3.14

Colombia (Cost $600,090)
Bancolombia S.A. ADR, 2.170% (3)		12,228	634,389	3.06
			634,389	3.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
South Korea (Cost $397,370)
Samsung Electronics Co. Ltd., 3.300% (3)	KRW	11,670	$408,789	1.97
			408,789	1.97

Total Preferred Stocks (Cost $1,599,239)			1,692,938	8.17

Total Investments (Total Cost $19,793,466)			20,397,818	98.43

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			326,084	1.57

Net Assets			$20,723,902	100.00

*	Non-income producing security.

(1)	Local currency is United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

At October 31, 2019, the industry sectors for the Ashmore Emerging Markets Active Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	9.9%
Consumer Discretionary	17.0
Consumer Staples	1.0
Energy	9.7
Financials	27.0
Health Care	2.1
Information Technology	18.7
Materials	8.6
Real Estate	4.4
Total Investments	98.4
Other Assets Less Liabilities	1.6
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

At October 31, 2019, the Ashmore Emerging Markets Active Equity Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
01/31/2020	Deutsche Bank	British Pound	40,419	United States Dollar	51,981	$534

Subtotal Appreciation						534

01/31/2020	JP Morgan	United States Dollar	491,016	British Pound	381,927	$(5,210)

Subtotal Depreciation						(5,210)

Total						$(4,676)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Active Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$1,920,723	$ —	$—	$ 1,920,723
China	1,489,682	3,890,043	—	5,379,725
Colombia	329,869	—	—	329,869
Hong Kong	—	384,991	—	384,991
Hungary	—	325,459	—	325,459
India	1,208,846	801,395	—	2,010,241
Indonesia	—	704,295	—	704,295
Mexico	1,162,359	—	—	1,162,359
Peru	502,566	—	—	502,566
Russian Federation	—	402,198	—	402,198
Saudi Arabia	—	250,554	—	250,554
South Africa	—	858,951	—	858,951
South Korea	—	2,642,999	—	2,642,999
Taiwan	168,469	1,235,177	—	1,403,646
United Arab Emirates	—	426,304	—	426,304

Total Common Stocks	6,782,514	11,922,366	—	18,704,880
Preferred Stocks
Brazil	649,760	—	—	649,760
Colombia	634,389	—	—	634,389
South Korea	—	408,789	—	408,789

Total Preferred Stocks	1,284,149	408,789	—	1,692,938

Total Investments	$8,066,663	$12,331,155	$—	$20,397,818

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 534	$—	$ 534
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(5,210)	—	(5,210)

Total Other Financial Instruments	$—	$(4,676)	$—	$(4,676)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2019:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 534

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(5,210)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2019:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(9,018)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(8,917)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $669,086)
Arcos Dorados Holdings, Inc., Class A		85,160	$636,145	2.29
			636,145	2.29

Brazil (Cost $2,016,120)
Arezzo Industria e Comercio S.A.	BRL	65,200	960,808	3.46
Cia de Locacao das Americas *	BRL	87,300	375,713	1.35
Iochpe-Maxion S.A. *	BRL	2,184	9,497	0.03
Odontoprev S.A.	BRL	87,900	324,159	1.17
Sinqia S.A.	BRL	70,000	302,656	1.09
TOTVS S.A. *	BRL	24,100	374,255	1.35
			2,347,088	8.45

China (Cost $3,793,603)
Fu Shou Yuan International Group Ltd.	HKD	315,000	278,132	1.00
Goodbaby International Holdings Ltd. *	HKD	2,064,000	300,031	1.08
JNBY Design Ltd.	HKD	571,000	815,135	2.93
Li Ning Co. Ltd.	HKD	266,500	902,256	3.25
Xiabuxiabu Catering Management China Holdings Co. Ltd. *(2)	HKD	460,000	614,090	2.21
Xinyi Solar Holdings Ltd.	HKD	720,000	406,729	1.46
			3,316,373	11.93

India (Cost $8,047,288)
Bajaj Consumer Care Ltd.	INR	273,551	970,134	3.49
Edelweiss Financial Services Ltd.	INR	454,606	592,053	2.13
Eicher Motors Ltd.	INR	1,811	576,472	2.07
IndiaMart InterMesh Ltd. *(2)	INR	14,990	392,812	1.41
Multi Commodity Exchange of India Ltd.	INR	82,254	1,319,347	4.75
Parag Milk Foods Ltd. (2)	INR	374,123	754,913	2.72
Quess Corp. Ltd. *(2)	INR	131,919	964,462	3.47
Sanghi Industries Ltd. *	INR	410,239	265,883	0.96
V-Mart Retail Ltd.	INR	17,699	493,204	1.77
			6,329,280	22.77

Malaysia (Cost $1,176,342)
My EG Services Bhd.	MYR	4,289,700	1,167,687	4.20
			1,167,687	4.20

Mexico (Cost $607,933)
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR		14,700	818,790	2.95
			818,790	2.95

Peru (Cost $726,742)
Alicorp S.A.A.	PEN	214,339	587,643	2.11
			587,643	2.11

Russian Federation (Cost $1,542,549)
HeadHunter Group PLC ADR		56,074	979,052	3.52

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
Russian Federation (continued)
TCS Group Holding PLC (2)		7,398	$140,710	0.51
TCS Group Holding PLC (Registered)		31,022	590,700	2.12
			1,710,462	6.15

South Africa (Cost $679,603)
JSE Ltd.	ZAR	56,321	484,936	1.75
			484,936	1.75

South Korea (Cost $5,339,415)
Cafe24 Corp. *	KRW	7,540	393,645	1.42
Com2uS Corp.	KRW	3,399	286,873	1.03
Dentium Co. Ltd.	KRW	19,096	977,113	3.51
Douzone Bizon Co. Ltd.	KRW	14,797	932,784	3.36
Hansol Chemical Co. Ltd.	KRW	11,528	928,766	3.34
KoMiCo Ltd.	KRW	47,673	1,162,217	4.18
SK Materials Co. Ltd.	KRW	3,778	593,764	2.14
			5,275,162	18.98

Taiwan (Cost $3,830,972)
ASPEED Technology, Inc.	TWD	27,000	702,974	2.53
Hota Industrial Manufacturing Co. Ltd.	TWD	123,000	453,662	1.63
Nien Made Enterprise Co. Ltd.	TWD	62,000	561,897	2.02
Parade Technologies Ltd.	TWD	50,000	965,629	3.47
Silergy Corp.	TWD	24,000	671,030	2.42
Sinbon Electronics Co. Ltd.	TWD	127,000	512,370	1.84
Sunonwealth Electric Machine Industry Co. Ltd.	TWD	433,000	539,020	1.94
			4,406,582	15.85

Thailand (Cost $265,219)
Supalai PCL (Registered)	THB	476,350	255,568	0.92
			255,568	0.92

Total Common Stocks (Cost $28,694,872)			27,335,716	98.35

Preferred Stocks

Brazil (Cost $219,402)
Azul S.A. ADR *		8,700	339,126	1.22
			339,126	1.22

Total Preferred Stocks (Cost $219,402)			339,126	1.22

Total Investments (Total Cost $28,914,274)			27,674,842	99.57
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			120,115	0.43

Net Assets			$27,794,957	100.00

*	Non-income producing security.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

(1)	Local currency is United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2019, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	1.0%
Consumer Discretionary	23.7
Consumer Staples	8.3
Financials	11.3
Health Care	4.7
Industrials	15.9
Information Technology	27.3
Materials	6.5
Real Estate	0.9
Total Investments	99.6
Other Assets Less Liabilities	0.4
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$ 636,145	$ —	$—	$ 636,145
Brazil	2,347,088	—	—	2,347,088
China	—	3,316,373	—	3,316,373
India	—	6,329,280	—	6,329,280
Malaysia	—	1,167,687	—	1,167,687
Mexico	818,790	—	—	818,790
Peru	587,643	—	—	587,643
Russian Federation	979,052	731,410	—	1,710,462
South Africa	—	484,936	—	484,936
South Korea	—	5,275,162	—	5,275,162
Taiwan	—	4,406,582	—	4,406,582
Thailand	255,568	—	—	255,568

Total Common Stocks	5,624,286	21,711,430	—	27,335,716
Preferred Stocks
Brazil	339,126	—	—	339,126
Total Investments	$5,963,412	$21,711,430	$—	$27,674,842

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Bahrain (Cost $3,823,910)
Ahli United Bank BSC	KWD	4,136,161	$3,651,795	4.13
			3,651,795	4.13

Bangladesh (Cost $1,774,621)
Square Pharmaceuticals Ltd.	BDT	546,057	1,511,969	1.71
			1,511,969	1.71

Egypt (Cost $7,020,758)
ADES International Holding PLC *(2)		145,960	1,897,480	2.15
Arabian Food Industries Co. S.A.E. Domty	EGP	1,903,570	956,503	1.08
Cleopatra Hospital *	EGP	3,844,463	1,469,662	1.67
Commercial International Bank Egypt S.A.E.	EGP	632,066	3,172,078	3.59
			7,495,723	8.49

Georgia (Cost $2,504,394)
Bank of Georgia Group PLC	GBP	54,898	924,952	1.04
Georgia Healthcare Group PLC (2)	GBP	296,201	651,400	0.74
			1,576,352	1.78

Kazakhstan (Cost $2,139,591)
Halyk Savings Bank of Kazakhstan JSC GDR *(2)		46,590	621,976	0.71
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		137,047	1,829,336	2.07
			2,451,312	2.78

Kenya (Cost $4,352,426)
Equity Group Holdings PLC	KES	4,116,900	1,853,487	2.10
Safaricom PLC	KES	11,259,000	3,238,910	3.67
			5,092,397	5.77

Kuwait (Cost $18,490,425)
Ahli United Bank K.S.C.P.	KWD	1,026,013	1,061,798	1.20
Humansoft Holding Co. K.S.C.	KWD	140,301	1,428,773	1.62
Kuwait Finance House K.S.C.P.	KWD	1,079,465	2,433,509	2.75
Mabanee Co. S.A.K.	KWD	1,234,981	3,142,605	3.56
Mobile Telecommunications Co. K.S.C.	KWD	2,235,075	4,166,844	4.72
National Bank of Kuwait S.A.K.P.	KWD	2,659,596	8,248,557	9.34
			20,482,086	23.19

Mauritius (Cost $2,240,593)
MCB Group Ltd.	MUR	273,913	2,281,357	2.58
			2,281,357	2.58

Morocco (Cost $3,444,599)
Attijariwafa Bank	MAD	36,121	1,766,086	2.00
Vivo Energy PLC (2)	GBP	1,138,665	1,797,203	2.03
			3,563,289	4.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
Nigeria (Cost $4,436,315)
Dangote Cement PLC	NGN	1,547,951	$638,410	0.72
Guaranty Trust Bank PLC	NGN	13,024,115	895,239	1.01
Lekoil Ltd. *	GBP	6,800,877	436,758	0.50
Nestle Nigeria PLC	NGN	234,171	788,650	0.89
			2,759,057	3.12

Pakistan (Cost $2,118,622)
Honda Atlas Cars Pakistan Ltd.	PKR	436,400	375,456	0.42
MCB Bank Ltd.	PKR	770,000	854,851	0.97
Searle (The) Co. Ltd.	PKR	711,500	793,019	0.90
			2,023,326	2.29

Peru (Cost $5,163,951)
Alicorp S.A.A.	PEN	765,355	2,098,336	2.38
Credicorp Ltd.		4,450	952,478	1.08
Intercorp Financial Services, Inc. *		36,900	1,539,837	1.74
			4,590,651	5.20

Philippines (Cost $2,823,930)
International Container Terminal Services, Inc.	PHP	692,660	1,614,020	1.83
SM Prime Holdings, Inc.	PHP	1,893,000	1,453,175	1.64
			3,067,195	3.47

Romania (Cost $1,792,703)
Banca Transilvania S.A.	RON	3,926,979	2,193,555	2.48
			2,193,555	2.48

Saudi Arabia (Cost $4,390,057)
Al Rajhi Bank	SAR	41,745	672,212	0.76
Aldrees Petroleum and Transport Services Co.	SAR	62,123	933,347	1.06
National Medical Care Co.	SAR	54,032	686,248	0.78
Saudi British Bank (The)	SAR	138,224	1,201,085	1.36
Saudi Industrial Services Co.	SAR	221,181	884,209	1.00
			4,377,101	4.96

Senegal (Cost $1,209,997)
Sonatel S.A.	XOF	30,643	781,257	0.88
			781,257	0.88

Slovenia (Cost $1,431,072)
Nova Ljubljanska Banka dd, Class B GDR (Registered)	EUR	114,765	1,370,186	1.55
			1,370,186	1.55

United Arab Emirates (Cost $5,395,005)
DP World PLC		88,075	1,170,469	1.33
Emirates NBD PJSC	AED	496,551	1,622,918	1.84
NMC Health PLC	GBP	53,691	1,523,274	1.72
			4,316,661	4.89

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
Vietnam (Cost $10,277,359)
Masan Group Corp. *	VND	752,680	$2,400,589	2.72
Military Commercial Joint Stock Bank	VND	2,673,686	2,638,993	2.99
Mobile World Investment Corp.	VND	117,133	628,121	0.71
Vietnam Dairy Products JSC	VND	506,600	2,830,716	3.20
Vietnam Technological & Commercial Joint Stock Bank *	VND	1,616,250	1,644,715	1.86
			10,143,134	11.48

Total Common Stocks (Cost $84,830,328)			83,728,403	94.78

Preferred Stocks

Colombia (Cost $895,422)
Bancolombia S.A., 2.168% (3)		18,112	939,651	1.07
			939,651	1.07

Total Preferred Stocks (Cost $895,422)			939,651	1.07

Rights

United Arab Emirates (Cost $—)
Emirates NBD PJSC *	AED	67,795	64,606	0.07
			64,606	0.07

Total Rights (Cost $—)			64,606	0.07

Investment Companies

Dragon Capital - Vietnam Enterprise Investments Ltd., Class C	GBP	458,195	2,881,954	3.26
Total Investment Companies (Cost $2,710,265)			2,881,954	3.26

Total Investments (Total Cost $88,436,015)			87,614,614	99.18

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			721,731	0.82

Net Assets			$88,336,345	100.00

*	Non-income producing security.

(1)	Local currency is United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

At October 31, 2019, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	9.3%
Consumer Discretionary	4.8
Consumer Staples	11.0

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

Sector	Percentage of Net Assets
Energy	3.7%
Financials	53.6
Health Care	6.8
Industrials	4.1
Materials	0.7
Real Estate	5.2
Total Investments	99.2
Other Assets Less Liabilities	0.8
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Bahrain	$ —	$ 3,651,795	$—	$ 3,651,795
Bangladesh	—	1,511,969	—	1,511,969
Egypt	7,495,723	—	—	7,495,723
Georgia	—	1,576,352	—	1,576,352
Kazakhstan	—	2,451,312	—	2,451,312
Kenya	—	5,092,397	—	5,092,397
Kuwait	—	20,482,086	—	20,482,086
Mauritius	—	2,281,357	—	2,281,357
Morocco	—	3,563,289	—	3,563,289
Nigeria	1,427,060	1,331,997	—	2,759,057
Pakistan	—	2,023,326	—	2,023,326
Peru	4,590,651	—	—	4,590,651
Philippines	—	3,067,195	—	3,067,195
Romania	—	2,193,555	—	2,193,555
Saudi Arabia	—	4,377,101	—	4,377,101
Senegal	781,257	—	—	781,257
Slovenia	—	1,370,186	—	1,370,186
United Arab Emirates	—	4,316,661	—	4,316,661
Vietnam	—	10,143,134	—	10,143,134

Total Common Stocks	14,294,691	69,433,712	—	83,728,403
Preferred Stocks
Colombia	939,651	—	—	939,651
Rights
United Arab Emirates	—	64,606	—	64,606
Investment Companies
Vietnam	—	2,881,954	—	2,881,954
Total Investments	$15,234,342	$72,380,272	$—	$87,614,614

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2019:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(8,506)

*	See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $579,658)
Arcos Dorados Holdings, Inc., Class A		71,100	$531,117	1.49
			531,117	1.49

Brazil (Cost $2,383,028)
Arezzo Industria e Comercio S.A.	BRL	39,900	587,979	1.65
IRB Brasil Resseguros S/A	BRL	119,100	1,122,251	3.15
Lojas Renner S.A.	BRL	27,780	351,536	0.99
Notre Dame Intermedica Participacoes S.A.	BRL	24,100	360,554	1.01
TOTVS S.A. *	BRL	30,900	479,853	1.34
			2,902,173	8.14

China (Cost $8,331,939)
58.com, Inc. ADR *		5,737	302,971	0.85
Alibaba Group Holding Ltd. ADR *		12,286	2,170,568	6.09
Angel Yeast Co. Ltd., Class A	CNH	81,700	349,452	0.98
Anhui Conch Cement Co. Ltd., Class H	HKD	57,000	339,249	0.95
ANTA Sports Products Ltd.	HKD	98,000	958,365	2.69
China International Travel Service Corp. Ltd., Class A	CNH	23,032	294,742	0.83
Kweichow Moutai Co. Ltd., Class A	CNH	1,100	183,923	0.51
New Oriental Education & Technology Group, Inc. ADR *		7,525	918,502	2.58
Ping An Insurance Group Co. of China Ltd., Class H	HKD	100,500	1,151,771	3.23
Prosus N.V. *	EUR	4,525	312,039	0.87
Tencent Holdings Ltd.	HKD	29,100	1,186,628	3.33
Weibo Corp. ADR *		9,126	448,908	1.26
Xinyi Solar Holdings Ltd.	HKD	728,000	411,248	1.15
			9,028,366	25.32

Hong Kong (Cost $1,120,545)
AIA Group Ltd.	HKD	68,800	682,665	1.91
Xinyi Glass Holdings Ltd.	HKD	432,000	484,034	1.36
			1,166,699	3.27

Hungary (Cost $315,783)
OTP Bank Nyrt.	HUF	7,411	341,689	0.96
			341,689	0.96

India (Cost $4,022,009)
Eicher Motors Ltd.	INR	2,346	746,772	2.09
HDFC Bank Ltd. ADR		17,146	1,047,449	2.94
ICICI Bank Ltd. ADR		82,089	1,069,619	3.00
Larsen & Toubro Infotech Ltd. (2)	INR	21,288	516,864	1.45
Larsen & Toubro Ltd.	INR	46,334	961,729	2.70
Reliance Industries Ltd.	INR	18,474	381,393	1.07
			4,723,826	13.25

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
Indonesia (Cost $294,616)
Bank Rakyat Indonesia Persero Tbk PT	IDR	1,198,900	$358,565	1.00
			358,565	1.00

Malaysia (Cost $272,999)
My EG Services Bhd.	MYR	1,017,900	277,080	0.78
			277,080	0.78

Mexico (Cost $1,469,087)
Fomento Economico Mexicano S.A.B. de C.V. ADR		10,633	946,550	2.65
Grupo Financiero Banorte S.A.B. de C.V., Series O	MXN	92,500	504,899	1.42
			1,451,449	4.07

Peru (Cost $301,278)
Credicorp Ltd.		1,397	299,014	0.84
			299,014	0.84

Russian Federation (Cost $2,509,722)
HeadHunter Group PLC ADR		17,395	303,717	0.85
LUKOIL PJSC ADR		10,212	940,520	2.64
Sberbank of Russia PJSC	RUB	163,630	599,232	1.68
TCS Group Holding PLC (2)		8,302	157,904	0.44
TCS Group Holding PLC (Registered)		4,006	76,280	0.22
Yandex N.V., Class A *		22,000	734,580	2.06
			2,812,233	7.89

South Africa (Cost $1,422,329)
Naspers Ltd., Class N	ZAR	7,240	1,028,826	2.88
Sanlam Ltd.	ZAR	32,414	170,642	0.48
			1,199,468	3.36

South Korea (Cost $3,504,542)
Dentium Co. Ltd.	KRW	8,514	435,648	1.22
Hansol Chemical Co. Ltd.	KRW	7,816	629,705	1.77
NCSoft Corp.	KRW	1,344	595,909	1.67
Samsung Electronics Co. Ltd. GDR (Registered) (2)		789	843,223	2.36
SK Hynix, Inc.	KRW	11,401	800,851	2.25
SK Materials Co. Ltd.	KRW	2,675	420,412	1.18
			3,725,748	10.45

Taiwan (Cost $3,300,015)
ASPEED Technology, Inc.	TWD	14,000	364,505	1.02
Delta Electronics, Inc.	TWD	97,000	425,821	1.19
Hota Industrial Manufacturing Co. Ltd.	TWD	98,000	361,455	1.01
Nien Made Enterprise Co. Ltd.	TWD	41,000	371,577	1.04
Parade Technologies Ltd.	TWD	23,000	444,189	1.25
Silergy Corp.	TWD	15,000	419,394	1.18
Sinbon Electronics Co. Ltd.	TWD	88,000	355,028	1.00
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	80,000	777,222	2.18

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

	Currency(1)	Shares	Value	% of Net Assets
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		5,980	$308,747	0.87
			3,827,938	10.74

Thailand (Cost $276,759)
CP ALL PCL (Registered)	THB	124,400	321,351	0.90
			321,351	0.90

United Arab Emirates (Cost $404,991)
NMC Health PLC	GBP	13,671	387,862	1.09
			387,862	1.09

Total Common Stocks (Cost $30,509,300)			33,354,578	93.55

Preferred Stocks

Brazil (Cost $1,641,717)
Azul S.A. ADR *		10,100	393,698	1.10
Banco Bradesco S.A. ADR, 6.010% (3)		120,748	1,057,753	2.97
Petroleo Brasileiro S.A. ADR, 0.060% (3)		29,289	441,971	1.24
			1,893,422	5.31

Total Preferred Stocks (Cost $1,641,717)			1,893,422	5.31

Total Investments (Total Cost $32,151,017)			35,248,000	98.86

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			404,849	1.14

Net Assets			$35,652,849	100.00

*	Non-income producing security.

(1)	Local currency is United States Dollars unless otherwise noted below.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

At October 31, 2019, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	9.2%
Consumer Discretionary	25.6
Consumer Staples	5.1
Energy	4.9
Financials	24.2
Health Care	3.3
Industrials	4.7
Information Technology	18.0
Materials	3.9
Total Investments	98.9
Other Assets Less Liabilities	1.1
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$ 531,117	$ —	$—	$ 531,117
Brazil	2,902,173	—	—	2,902,173
China	4,152,988	4,875,378	—	9,028,366
Hong Kong	—	1,166,699	—	1,166,699
Hungary	—	341,689	—	341,689
India	2,117,068	2,606,758	—	4,723,826
Indonesia	—	358,565	—	358,565
Malaysia	—	277,080	—	277,080
Mexico	1,451,449	—	—	1,451,449
Peru	299,014	—	—	299,014
Russian Federation	1,038,297	1,773,936	—	2,812,233
South Africa	—	1,199,468	—	1,199,468
South Korea	—	3,725,748	—	3,725,748
Taiwan	308,747	3,519,191	—	3,827,938
Thailand	321,351	—	—	321,351
United Arab Emirates	—	387,862	—	387,862

Total Common Stocks	13,122,204	20,232,374	—	33,354,578
Preferred Stocks
Brazil	1,893,422	—	—	1,893,422
Total Investments	$15,015,626	$20,232,374	$—	$35,248,000

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2019

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2019:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(45)

*	See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of October 31, 2019

1.   Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachu-setts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end management investment company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes eight funds as of October 31, 2019, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Equity Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein. Effective January 1, 2019, the Ashmore Emerging Markets Corporate Debt Fund changed its name to the Ashmore Emerging Markets Corporate Income Fund.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

Related parties or personnel of the Investment Manager may invest in the Funds. The Investment Manager could face a conflict of interest if a related party is invested in a Fund and that party’s interests diverge from those of the Fund, but equally this co-investment may serve to better align the interests of the Funds and the personnel of the Investment Manager. When a related party provides capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (AIFMD) (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust (i) being Non-EEA AIFs (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2.   Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of hard to value investments require the use of a number of market based assumptions.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities for which the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end management investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund’s non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Investments initially valued in currencies other than the United States Dollar are converted to the United States Dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States Dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager. Market quotes are considered not readily available in circum-stances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

(e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

For Funds that use fair value pricing to determine the NAV of its shares, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available, net of any applicable tax withholding.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds may enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. In addition to the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At October 31, 2019, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

(i) Credit-Linked Notes

Certain Funds may invest in credit-linked notes to provide exposure to the high yield or another fixed income market. The value of a credit-linked note is based on the price movements of a particular credit, known as a reference credit. Credit-linked notes that a Fund invests in are typically listed instruments that typically provide the same return as the underlying reference credit. A Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit linked note plus any accrued interest.

3.   Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

4.   Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

5.  Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of October 31, 2019, the Funds did not hold any reverse repurchase agreements.

6.  Capital share transactions

Transactions in Class A shares for the year ended October 31, 2019, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	998,414	$ 7,558,502	56,834	$ 431,702	(724,545)	$ (5,493,179)	330,703	$ 2,497,025
Ashmore Emerging Markets Local Currency Bond Fund	430,000	3,040,320	70	501	(359,880)	(2,607,923)	70,190	432,898

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Income Fund	999,040	$ 7,863,450	49,282	$ 387,562	(453,387)	$ (3,550,579)	594,935	$ 4,700,433
Ashmore Emerging Markets Short Duration Fund	10,317,532	100,991,640	847,612	8,168,410	(7,372,572)	(69,828,989)	3,792,572	39,331,061
Ashmore Emerging Markets Active Equity Fund	4,664	48,101	1,773	16,423	(7,662)	(73,604)	(1,225)	(9,080)
Ashmore Emerging Markets Small-Cap Equity Fund	68,320	562,609	65	554	(95,554)	(813,798)	(27,169)	(250,635)
Ashmore Emerging Markets Frontier Equity Fund	909,538	7,323,256	15,381	125,753	(1,052,776)	(8,219,527)	(127,857)	(770,518)
Ashmore Emerging Markets Equity Fund	33,615	357,561	1,139	12,320	(9,683)	(105,463)	25,071	264,418

Transactions in Class C shares for the period ended April 30, 2019, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	245,064	$1,842,320	22,284	$169,070	(122,489)	$ (916,473)	144,859	$1,094,917
Ashmore Emerging Markets Local Currency Bond Fund	— *	71	2	12	(4,353)	(29,119)	(4,351)	(29,036)
Ashmore Emerging Markets Corporate Income Fund	416,995	3,263,986	54,827	430,774	(231,298)	(1,817,105)	240,524	1,877,655

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Short Duration Fund	171,138		$1,615,295	17,953	$166,721	(132,461)	$(1,203,140)	56,630	$ 578,876
Ashmore Emerging Markets Active Equity Fund	—		—	106	966	—	—	106	966
Ashmore Emerging Markets Small-Cap Equity Fund	—	*	120	—	—	(16,783)	(149,056)	(16,783)	(148,936)
Ashmore Emerging Markets Frontier Equity Fund	4,957		39,294	600	4,792	(21,152)	(161,257)	(15,595)	(117,171)
Ashmore Emerging Markets Equity Fund	—	*	1	2	18	—	—	2	19

* Amount rounds to less than 0.5 shares.

Transactions in Institutional Class shares for the year ended October 31, 2019, were as follows:
Fund	Shares Sold		Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	63,315,636		$484,755,522	9,227,589	$71,101,652	(50,003,874)	$(382,070,945)	22,539,351	$173,786,229
Ashmore Emerging Markets Local Currency Bond Fund	2,306,010		17,074,036	61,710	458,625	(6,085,333)	(45,020,658)	(3,717,613)	(27,487,997)
Ashmore Emerging Markets Corporate Income Fund	33,012,593		269,571,723	1,064,643	8,733,027	(19,248,890)	(156,873,867)	14,828,346	121,430,883
Ashmore Emerging Markets Short Duration Fund	95,094,279		912,174,812	5,098,443	48,170,866	(37,113,670)	(345,315,322)	63,079,052	615,030,356

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Active Equity Fund	197,160	$ 1,997,157	158,249	$ 1,477,964	(55,954)	$(535,174)	299,455	$2,939,947
Ashmore Emerging Markets Small-Cap Equity Fund	294,289	3,236,180	2,181	24,310	(1,134,847)	(12,767,464)	(838,377)	(9,506,974)
Ashmore Emerging Markets Frontier Equity Fund	1,649,957	15,407,880	140,716	1,336,562	(1,874,076)	(17,312,251)	(83,403)	(567,809)
Ashmore Emerging Markets Equity Fund	763,669	7,751,075	63,214	661,482	(253,265)	(2,736,953)	573,618	5,675,604

Transactions in Class A shares for the year ended October 31, 2018, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	1,055,989	$ 8,221,599	110,782	$ 877,055	(2,242,015)	$(16,864,703)	(1,075,244)	$(7,766,049)
Ashmore Emerging Markets Local Currency Bond Fund	106,755	780,126	1,344	9,855	(42,011)	(278,524)	66,088	511,457
Ashmore Emerging Markets Corporate Income Fund	759,237	6,255,649	55,860	456,211	(1,120,665)	(9,222,491)	(305,568)	(2,510,631)
Ashmore Emerging Markets Short Duration Fund	8,860,239	87,639,937	185,591	1,852,710	(1,488,119)	(14,767,638)	7,557,711	74,725,009
Ashmore Emerging Markets Active Equity Fund	19,978	231,200	247	2,845	— *	(36)	20,225	234,009

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Small-Cap Equity Fund	108,988	$ 1,143,260	1,360	$ 13,678	(11,826)	$ (121,878)	98,522	$ 1,035,060
Ashmore Emerging Markets Frontier Equity Fund	329,033	3,037,758	80,331	737,298	(182,267)	(1,656,007)	227,097	2,119,049
Ashmore Emerging Markets Equity Fund	23,582	265,628	334	3,646	(3,609)	(38,530)	20,307	230,744

* Amount rounds to less than 0.5 shares.

Transactions in Class C shares for the year ended October 31, 2018, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	385,578	$3,091,800	13,062	$101,928	(290,040)	$ (2,235,193)	108,600	$ 958,535
Ashmore Emerging Markets Local Currency Bond Fund	6,521	50,345	52	398	(8,337)	(60,424)	(1,764)	(9,681)
Ashmore Emerging Markets Corporate Income Fund	353,871	2,937,727	39,067	318,001	(389,109)	(3,199,316)	3,829	56,412
Ashmore Emerging Markets Short Duration Fund	200,692	1,930,493	5,614	54,255	(10,958)	(105,503)	195,348	1,879,245
Ashmore Emerging Markets Active Equity Fund	—	—	84	987	— *	(17)	84	970
Ashmore Emerging Markets Small-Cap Equity Fund	18,471	192,158	349	3,732	(9,495)	(107,030)	9,325	88,860

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Frontier Equity Fund	21,025	$ 191,968	4,987	$ 45,155	(18,127)	$ (157,282)	7,885	$ 79,841
Ashmore Emerging Markets Equity Fund	—	—	3	36	(118)	(1,325)	(115)	(1,289)

* Amount rounds to less than 0.5 shares.

Transactions in Institutional Class shares for the year ended October 31, 2018, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	80,980,163	$645,888,234	8,049,834	$64,119,416	(45,042,488)	$ (351,303,336)	43,987,509	$ 358,704,314
Ashmore Emerging Markets Local Currency Bond Fund	1,832,437	14,168,560	213,743	1,635,027	(4,074,426)	(30,733,041)	(2,028,246)	(14,929,454)
Ashmore Emerging Markets Corporate Income Fund	22,054,844	188,292,483	561,941	4,786,559	(21,587,215)	(183,871,149)	1,029,570	9,207,893
Ashmore Emerging Markets Short Duration Fund	64,698,851	629,289,427	1,107,118	10,992,403	(10,685,503)	(104,931,601)	55,120,466	535,350,229
Ashmore Emerging Markets Active Equity Fund	587,045	7,173,072	132,045	1,556,099	(483,713)	(6,013,206)	235,377	2,715,965
Ashmore Emerging Markets Small-Cap Equity Fund	1,273,008	16,924,177	32,565	421,619	(1,071,107)	(13,976,859)	234,466	3,368,937
Ashmore Emerging Markets Frontier Equity Fund	3,666,847	39,118,499	610,749	6,449,009	(2,651,644)	(27,959,688)	1,625,952	17,607,820

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Equity Fund	1,934,642	$ 22,357,646	29,362	$ 309,493	(49,692)	$(547,737)	1,914,312	$22,119,402

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

7.  Investment transactions

For the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$781,810,214	$647,591,954
Ashmore Emerging Markets Local Currency Bond Fund	31,171,055	48,544,227
Ashmore Emerging Markets Corporate Income Fund	488,844,001	379,409,907
Ashmore Emerging Markets Short Duration Fund	1,193,139,694	602,404,918
Ashmore Emerging Markets Active Equity Fund	29,165,088	27,696,171
Ashmore Emerging Markets Small-Cap Equity Fund	18,238,485	27,805,202
Ashmore Emerging Markets Frontier Equity Fund	78,930,111	79,633,338
Ashmore Emerging Markets Equity Fund	29,956,379	23,920,189

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in PFICs. At October 31, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in Thousands	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Ashmore Emerging Markets Total Return Fund	$61,537,278	$(119,993,544)	$(58,456,266)	$1,574,421,756
Ashmore Emerging Markets Local Currency Bond Fund	1,615,905	(2,516,889)	(900,984)	40,666,493
Ashmore Emerging Markets Corporate Income Fund	14,912,990	(31,222,954)	(16,309,964)	452,182,681
Ashmore Emerging Markets Short Duration Fund	10,983,634	(147,084,774)	(136,101,140)	1,386,893,972
Ashmore Emerging Markets Active Equity Fund	916,206	(567,431)	348,775	20,044,367

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Amounts in Thousands	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Ashmore Emerging Markets Small-Cap Equity Fund	3,448,741	(5,495,509)	(2,046,768)	29,721,610
Ashmore Emerging Markets Frontier Equity Fund	6,507,467	(7,979,167)	(1,471,700)	89,086,314
Ashmore Emerging Markets Equity Fund	3,846,509	(1,458,809)	2,387,700	32,860,300

8.  Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules affecting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

During the fiscal year ended October 31, 2019, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, and Ashmore Emerging Markets Frontier Equity Fund utilized $4,016,434, $467,312, and $863,855, respectively, in capital loss carryforwards.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2019	Long-Term Capital Loss Carryforward at October 31, 2019
Ashmore Emerging Markets Total Return Fund	$ —	$ (49,479,478)
Ashmore Emerging Markets Local Currency Bond Fund	—	(1,349,482)
Ashmore Emerging Markets Corporate Income Fund	(4,188,503)	(34,100,550)
Ashmore Emerging Markets Short Duration Fund	(39,125)	(1,476,678)
Ashmore Emerging Markets Active Equity Fund	—	(278,654)
Ashmore Emerging Markets Small-Cap Equity Fund	(991,096)	(2,407,262)
Ashmore Emerging Markets Frontier Equity Fund	(4,079,920)	(517,961)
Ashmore Emerging Markets Equity Fund	(1,597,891)	(470,857)

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2019, the components of distributable taxable earnings, including temporary differences were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Undistributed Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$—	$—	$(50,993,436)	$(58,518,100)	$(109,511,536)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	(1,365,870)	(927,737)	(2,293,607)
Ashmore Emerging Markets Corporate Income Fund	581,196	—	(38,876,711)	(16,311,922)	(54,607,437)
Ashmore Emerging Markets Short Duration Fund	2,834,060	—	(3,834,638)	(136,100,146)	(137,100,724)
Ashmore Emerging Markets Active Equity Fund	—	—	(278,654)	319,284	40,630
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	(3,398,359)	(2,047,108)	(5,445,467)
Ashmore Emerging Markets Frontier Equity Fund	37,985	—	(4,602,470)	(1,645,128)	(6,209,613)
Ashmore Emerging Markets Equity Fund	47,341	—	(2,068,935)	2,386,949	365,355

The taxable character of distributions paid during the fiscal year ended October 31, 2019, were as follows:
	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$64,237,212	$—	$—	$17,230,713	$81,467,925
Ashmore Emerging Markets Local Currency Bond Fund	—	—	—	486,524	486,524
Ashmore Emerging Markets Corporate Income Fund	27,943,249	—	—	—	27,943,249

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Short Duration Fund	84,955,579	184,507	2,758,398	—	87,898,484
Ashmore Emerging Markets Active Equity Fund	243,975	1,144,895	365,845	49,277	1,803,992
Ashmore Emerging Markets Small-Cap Equity Fund	27,427	—	—	9,976	37,403
Ashmore Emerging Markets Frontier Equity Fund	1,527,563	—	—	—	1,527,563
Ashmore Emerging Markets Equity Fund	772,783	—	—	—	772,783
The taxable character of distributions paid during the fiscal year ended October 31, 2018, were as follows:
	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$25,262,830	$15,463,369	$—	$33,729,307	$74,455,506
Ashmore Emerging Markets Local Currency Bond Fund	819,597	—	—	893,268	1,712,865
Ashmore Emerging Markets Corporate Income Fund	21,423,872	—	—	—	21,423,872
Ashmore Emerging Markets Short Duration Fund	17,420,532	2,239,134	2,116,768	—	21,776,434
Ashmore Emerging Markets Active Equity Fund	307,046	1,447,512	—	—	1,754,558
Ashmore Emerging Markets Small-Cap Equity Fund	536,624	—	—	37,117	573,741
Ashmore Emerging Markets Frontier Equity Fund	778,325	528,209	5,777,521	440,612	7,524,667
Ashmore Emerging Markets Equity Fund	344,947	—	—	21,621	366,568

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

9.   Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Corporate Income Fund and Ashmore Emerging Markets Short Duration Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Equity Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10.   Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds may enter into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Purchased option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Options written obligate a Fund, in return for a premium, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

During the year ended October 31, 2019, the Funds did not hold options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States Dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

During the year ended October 31, 2019, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Equity Fund had average quarterly contract notional exposures of $583,332,414, $46,496,174, $2,163,581, $316,892, $384,423, $79,390 and $30,996, respectively, related to forward foreign currency exchange contracts.

(c) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities for OTC swaps. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

During the year ended October 31, 2019, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average quarterly notional exposures of $92,039,284 and $13,716,890, respectively, related to interest rate swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. No amounts have been offset in the Statements of Assets and Liabilities.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2019:

(a) Exchange-Traded:

Centrally Cleared Swaps

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Goldman Sachs	$—	$(30,351)	$(30,351)	$—	$(30,351)
HSBC Bank	—	(11,641)	(11,641)	—	(11,641)
Merrill Lynch	1,960	—	1,960	—	1,960

Total	$1,960	$(41,992)	$(40,032)	$—	$(40,032)

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
HSBC Bank	$40	$(688)	$(648)	$—	$(648)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Merrill Lynch	$359	$—	$359	$—	$359

Total	$399	$(688)	$(289)	$—	$(289)

(b) Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Interest Rate Swap Contracts

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
ANZ	$40,179	$—	$—	$40,179
Barclays	1,089,639	(30,337)	—	1,059,302
BNP Paribas	231,938	(82,309)	—	149,629
Citibank	69,877	—	—	69,877
Credit Suisse	117,795	(117,795)	—	—
Deutsche Bank	40,791	(40,791)	—	—
Goldman Sachs	598,170	(34,774)	—	563,396
HSBC Bank	703,378	(703,378)	—	—
JP Morgan	102,868	(102,868)	—	—
Merrill Lynch	531,584	(100,319)	—	431,265
Morgan Stanley	572,150	(147,418)	—	424,732
Santander	151,590	(103,400)	—	48,190
Standard
Chartered	35,242	(35,242)	—	—
UBS	42,823	—	—	42,823

Total	$4,328,024	$(1,498,631)	$—	$2,829,393

Ashmore Emerging Markets Total Return Fund
	Gross Amounts of
	Derivatives Liabilities	Derivatives
	Presented in the Statement of	Available	Collateral	Net Amount Due
Counterparty	Assets and Liabilities	for Offset	Pledged	From Counterparty
Barclays	$30,337	$(30,337)	$—	$—
BNP Paribas	82,309	(82,309)	—	—
Credit Suisse	376,696	(117,795)	—	258,901
Deutsche Bank	63,493	(40,791)	—	22,702
Goldman Sachs	34,774	(34,774)	—	—
HSBC Bank	1,365,853	(703,378)	—	662,475
JP Morgan	162,873	(102,868)	—	60,005

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount Due From Counterparty
Merrill Lynch	$100,319	$(100,319)	$—	$—
Morgan Stanley	147,418	(147,418)	—	—
Santander	103,400	(103,400)	—	—
Standard
Chartered	726,109	(35,242)	—	690,867

Total	$3,193,581	$(1,498,631)	$—	$1,694,950

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty
Barclays	$92,530	$(775)	$—	$91,755
BNP Paribas	36,328	—	—	36,328
Citibank	7,606	(7,606)	—	—
Credit Suisse	5,215	(5,215)	—	—
Deutsche Bank	3,203	(3,203)	—	—
Goldman Sachs	11,822	(11,822)	—	—
HSBC Bank	68,350	(14,234)	—	54,116
JP Morgan	21,465	(12,106)	—	9,359
Merrill Lynch	146,596	(136,225)	—	10,371
Morgan Stanley	10,034	(10,034)	—	—
Santander	173,664	—	—	173,664
Standard
Chartered	800	(800)	—	—
UBS	4,556	—	—	4,556

Total	$582,169	$(202,020)	$—	$380,149

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount Due From Counterparty
ANZ	$8,966	$—	$—	$8,966
Barclays	775	(775)	—	—
Citibank	19,277	(7,606)	—	11,671
Credit Suisse	8,103	(5,215)	—	2,888
Deutsche Bank	22,539	(3,203)	—	19,336
Goldman Sachs	17,693	(11,822)	—	5,871
HSBC Bank	14,234	(14,234)	—	—
JP Morgan	12,106	(12,106)	—	—
Merrill Lynch	136,225	(136,225)	—	—
Morgan Stanley	27,312	(10,034)	—	17,278

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty
Standard
Chartered	$17,069	$(800)	$—	$16,269

Total	$284,299	$(202,020)	$—	$82,279

Ashmore Emerging Markets Active Equity Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty
Deutsche Bank	$534	$—	$—	$534

Total	$534	$—	$—	$534

Ashmore Emerging Markets Active Equity Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty
JP Morgan	$5,210	$—	$—	$5,210

Total	$5,210	$—	$—	$5,210

11.  Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain Trustees and Officers of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Corporate Income Fund	1.15%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Active Equity Fund	1.00%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Equity Fund	1.15%

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2020 to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Corporate Income Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Equity Fund	1.42%	2.17%	1.17%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The amounts recaptured pursuant to the expense limitation agreement will be limited to the lesser of (1) the expense limitation amount that was in effect at the time of the waiver or reimbursement or (2) the expense limitation amount that is in effect at the time of recapture. The total amounts subject to recovery in fiscal years are shown below:

Fund	2020	2021	2022	Total
Ashmore Emerging Markets Total Return Fund	$ 947,660	$ 1,258,875	$ 1,264,520	$ 3,471,055
Ashmore Emerging Markets Local Currency Bond Fund	242,748	247,985	209,246	699,979
Ashmore Emerging Markets Corporate Income Fund	295,848	411,298	398,019	1,105,165
Ashmore Emerging Markets Short Duration Fund	201,321	387,123	1,013,327	1,601,771
Ashmore Emerging Markets Active Equity Fund	226,921	131,123	133,595	491,639
Ashmore Emerging Markets Small-Cap Equity Fund	172,952	227,807	161,504	562,263
Ashmore Emerging Markets Frontier Equity Fund	293,467	399,730	314,851	1,008,048
Ashmore Emerging Markets Equity Fund	129,266	190,079	157,757	477,102

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Cross Trades

The 1940 Act prohibits the Funds and their affiliates from knowingly selling any security or other property to the Funds (other than securities of which the buyer is the issuer), or buying any security (other than securities of which the seller is the issuer) or other property from the Funds. Rule 17a-7 under the 1940 Act provides relief from these prohibitions for various types of “cross trades” and similar transactions that may benefit shareholders by allowing the participating funds or accounts to avoid brokerage commissions and other transaction costs of trades.

During the year ended October 31, 2019, the following Funds bought and/or sold securities from an account or accounts that were also advised by the Trust’s investment adviser or its affiliates:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$—	$9,765,358
Ashmore Emerging Markets Corporate Income Fund	3,554,163	34,242,602
Ashmore Emerging Markets Short Duration Fund	113,992,036	4,337,500

As of October 31, 2019, Ashmore Investments UK Limited owned the following percentages of the outstanding shares of each Fund:

Fund	Class A	Class C
Ashmore Emerging Markets Active Equity Fund	—%	100.00%
Ashmore Emerging Markets Equity Fund	—%	100.00%

Fund		Institutional Class
Ashmore Emerging Markets Active Equity Fund		86.01%
Ashmore Emerging Markets Frontier Equity Fund		4.79%
Ashmore Emerging Markets Equity Fund		83.22%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	8	15.78%, 15.37%, 10.05%, 9.69%, 6.46%, 6.41%, 6.28%, 6.03%
	Class C	3	20.75%, 20.06%, 5.52%
	Class I	4	23.91%, 10.60%, 9.75%, 5.58%
Ashmore Emerging Markets Local Currency Bond Fund	Class A	3	67.59%, 15.92%, 11.48%
	Class C	4	42.56%, 42.55%, 9.31%, 5.58%
	Class I	3	69.36%, 22.44%, 5.14%
Ashmore Emerging Markets Corporate Income Fund	Class A	5	22.61%, 16.39%, 14.98%, 14.45%, 9.49%
	Class C	3	32.35%, 24.71%, 17.01%
	Class I	2	15.25%, 6.29%
Ashmore Emerging Markets Short Duration Fund	Class A	2	84.92%, 6.12%
	Class C	2	84.23%, 5.23%
	Class I	5	36.45%, 23.55%, 14.78%, 7.52%, 7.10%,
Ashmore Emerging Markets Active Equity Fund	Class A	3	40.81%, 20.08%, 6.40%
	Class I	2	8.43%, 5.26%
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	5	36.64%, 14.10%, 9.65%, 8.93%, 7.53%
	Class C	4	57.67%, 24.16%, 6.40%, 5.38%
	Class I	3	33.78%, 14.67%, 6.34%
Ashmore Emerging Markets Frontier Equity Fund	Class A	3	75.23%, 6.97%, 6.43%
	Class C	2	83.17%, 15.78%
	Class I	5	36.24%, 30.36%, 5.93%, 5.73%, 5.64%
Ashmore Emerging Markets Equity Fund	Class A	3	52.01%, 30.56%, 6.33%
	Class I	1	16.15%

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2019

12.   Commitments

In relation to its investments, some of the Funds of the Trust may from time to time agree to indemnify and/or pre-fund trustees or other agents, either solely or alongside other creditors on a several basis. Generally, such agreements do not have a termination date. The Trustees are not aware of and do not currently expect any claims to be made against the Funds under any such indemnity or pre-funding agreements.

13.   Contingencies

The Funds have submitted a proof of claim in connection with the settlement of a securities class action lawsuit brought by certain investors against Petróleo Brasileiro S.A. and certain of its affiliates, underwriters, external auditors, and current and former directors and officers. A gain will not be recorded with regard to this matter until it is settled, and is expected to be immaterial.

The Funds have submitted a claim in connection with the settlement of a securities class action lawsuit preliminarily approved by the U.S. District Court for the Southern District of New York captioned in re Foreign Exchange Benchmark Rates Antitrust Litigation. A gain will not be recorded with regard to this matter until it is settled.

14.   New accounting pronouncements

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework --Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted certain provisions of ASU 2018-13 for these financial statements.

15.   Subsequent events

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, and Ashmore Emerging Markets Equity Fund received $22,136, $77,169, $11,738, and $37,705, respectively, subsequent to October 31, 2019 related to the contingency for Petróleo Brasileiro S.A. disclosed in Note 13.

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure, other than the item mentioned above.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION

As of October 31, 2019 (Unaudited)

REMUNERATION DISCLOSURE

Ashmore Investment Advisors Limited (“AIAL”) is a full-scope UK Alternative Investment Fund Manager (“AIFM”) that manages many alternative investment funds (“AIFs”). These AIFs implement a number of investment strategies including; equity, fixed income and alternatives; and invest in many different regions and industry sectors. AIAL manages both open-ended and closed-ended AIFs, several of its AIFs are leveraged and some are listed on regulated markets. Its assets under management was approximately US$7.6 billion at 30 June 2019. AIAL’s parent company (“Ashmore”) is listed on a regulated market, counts ten offices worldwide and has a number of subsidiaries both in the UK and abroad. Taking into account guidance from the UK Financial Conduct Authority (“FCA”), AIAL has complied with the full AIFM Remuneration Code.

AIAL does not have any direct employees, and as such the amount of remuneration paid to staff by AIAL is zero. All AIAL AIFM Remuneration Code Staff are employed and paid by Ashmore. Ashmore’s remuneration principles have remained unchanged since it was listed, and are designed to align all employees with the long-term success of the business. These include significant levels of deferral, a clear link between performance and levels of remuneration and strong alignment of executive directors and employees with shareholders and clients through significant employee share ownership. The culture is therefore a collaborative one, with clients’ interests and the creation of shareholder value, including for employee shareholders, the overarching factors for success.

Executive directors, members of the investment team, and indeed all other employees, participate in a single capped incentive pool and are paid under a similar structure, with an annual cash bonus and share award, meaning that all employees are long-term shareholders in the business.

The policy includes:

–– A capped basic salary to contain the fixed cost base;

–– A cap on the total variable compensation including any awards made under Ashmore’s share plan, available for all employees at 25% of profits, which to date has not been fully utilized; and

–– A deferral for five years of a substantial portion of variable compensation into Ashmore shares (or equivalent), which, in the case of executive directors in lieu of a separate long-term investing plan, is also partly subject to additional performance conditions measured over five years.

AIAL’s board of directors reviews the general principles of the remuneration policy and is responsible for its implementation with regard to AIAL’s AIFM Remuneration Code Staff. Ashmore’s Remuneration Committee periodically reviews the ongoing appropriateness and relevance of the remuneration policy, including in connection with the provision of services to AIAL. Ashmore employs the services of; McLagan to provide advice on remuneration benchmarking; Deloitte to provide advice on tax compliance, share plan design and administration; and the Remuneration Committee’s advisors are Aon. The Remuneration Committee’s terms of reference can be found here:

http://www.ashmoregroup.com/investor-relations/corporate-governance.

Performance assessment for AIAL’s AIFM Remuneration Code Staff for their work relating to AIAL is based on a combination of quantitative and qualitative criteria related to the performance of AIAL, the performance of relevant AIF(s) or business units and the performance of the individual. Qualitative criteria include adherence to Ashmore Group plc’s risk and compliance policies. This performance assessment is adjusted for relevant current and future risks related to the AIFs managed by AIAL.

The compensation of control function staff is based on function specific objectives and is independent from the performance of AIAL and/or the AIFs managed by AIAL. The remuneration of the senior officers in AIAL’s control functions is directly overseen by the Remuneration Committee.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (CONTINUED)

As of October 31, 2019 (Unaudited)

Variable remuneration awarded to AIAL’s Remuneration Code Staff in respect of AIFMD work is subject to performance adjustment which allows Ashmore to reduce the deferred amount, including to nil, in light of the ongoing financial situation and/or performance of Ashmore, AIAL, the AIFs that AIAL manages and the individual concerned.

The total contribution of AIAL’s AIFM Remuneration Code Staff to the business of Ashmore is apportioned between work carried out for AIAL and work carried out for the other businesses and subsidiaries of Ashmore. Their remuneration is similarly apportioned between AIAL and the other businesses and subsidiaries where required.

The remuneration attributable to AIAL for its AIFMD identified staff for the financial year ended June 30, 2019 was as follows:

	Number of	Variable	Fixed	Total
Fund	Beneficiaries	Remuneration	Remuneration	Remuneration
Ashmore Emerging Markets Total Return Fund	17	£315,690	£27,111	£342,801
Ashmore Emerging Markets Local Currency Bond Fund	16	12,236	1,121	13,357
Ashmore Emerging Markets Corporate Income Fund	17	115,187	9,662	124,849
Ashmore Emerging Markets Short Duration Fund	17	370,424	31,074	401,498
Ashmore Emerging Markets Active Equity Fund	16	15,762	1,331	17,093
Ashmore Emerging Markets Small-Cap Equity Fund	16	148,712	7,689	156,401
Ashmore Emerging Markets Frontier Equity Fund	16	25,185	5,647	30,832
Ashmore Emerging Markets Equity Fund	16	177,976	9,202	187,178
Total AIAL	21	£2,348,230	£202,102	£2,550,332

All of the remuneration above was attributable to senior management who have a material impact on the Funds’ risk profile. The Funds’ allocation of the AIAL remuneration has been made on the basis of NAV.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2019

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s Web site at www.sec.gov. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of eight portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 61)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	8	Non-executive director August 2010 – October 2015, Jasper Investments Limited(1).
Michael Chamberlin (Age 70)	Trustee	Indefinite term; Trustee since 2012	Executive Director, Emerging Markets Traders Association(2).	8	None
Joseph Grainger (Age 65)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	8	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(1)

Affiliates of the Investment Manager may be deemed to have controlled Jasper Investments Limited through September 2015. Employees and officers of affiliates of the Investment Manager have served on the Boards of Jasper Investments Limited.

(2)

Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors, and the Investment Manager’s ultimate parent company, Ashmore Group plc, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(3) (Age 56)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.	8	None
Stephen Hicks(4) (Age 59)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, since 2014.	8	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(3)

Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group plc (“Ashmore Group”) and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.

(4)

Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 56)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.
Alexandra Autrey (Age 43)	Chief Legal Officer	Indefinite term; since inception	Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012.
Jonathan Kim (Age 33)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since 2018	Chief Financial Officer and FinOp, Ashmore Investment Management (US) Corporation, since September 2018; Institutional Account Services, Ashmore Investment Management (US) Corporation, since January 2016; Marketing Associate, Ashmore Investment Management (US) Corporation, from July 2014 - January 2016; Investor Relations Associate, Neuberger Berman, from June 2011 - July 2014.
Kevin Hourihan (Age 41)	Secretary and Chief Compliance Officer	Indefinite term; Chief Compliance Officer since September 2017; Secretary since September 2018	Director, Ashmore Investment Advisors (US) Corp., from March 2017 to present; Director, Ashmore Investment Management (US) Corp., from March 2017 to present; Chief Compliance Officer, Ashmore Equities Investment Management (US) LLC, from November 2015 to present; Chief Compliance Officer, Ashmore Investment Management (US) Corp., from November 2014 to present; Director, Ashmore Equities Investment Management (US) LLC, from March 2014 to present; Senior Compliance Manager, Ashmore Equities Investment Management (US) LLC, February 2014 - November 2015; Senior Compliance Manager, Ashmore Investment Management (US) Corp., from February 2014 - November 2014
Michael Jiang (Age 35)	Assistant Secretary	Indefinite term; since December 2018	Vice President, The Northern Trust Company, October 2018 - present; Second Vice President, The Northern Trust Company, May 2015 - September 2018; Cabrini Green Legal Aid, November 2014 - May 2015.
Paul Robinson (Age 46)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, Ashmore Group plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

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Item 2. Code of Ethics.

(a)

As of October 31, 2019, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Joseph Grainger is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant

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in connection with statutory and regulatory filings or engagements for those fiscal years are $222,697 in 2019 and $192,697 in 2018.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are $44,100 in 2019 and $44,100 in 2018.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, as revised on December 13, 2017, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG for services rendered to the registrant and service affiliates for the last two fiscal years were $44,100 for 2019 and $44,100 for 2018.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

4

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

5

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: December 27, 2019

By	/s/ Jonathan Kim
Jonathan Kim, Treasurer
(Principal Financial and Accounting Officer)

Date: December 27, 2019

7